Exhibit 10.4
AGREEMENT FOR PURCHASE AND SALE
LEGACY WESLEY VILLAGE APARTMENTS
THIS AGREEMENT FOR PURCHASE AND SALE (this "Agreement") is made and entered into as of December 29 , 2016 (the "Effective Date") by and between KBS LEGACY PARTNERS WESLEY LP, a Delaware limited partnership formerly known as KBS Legacy Partners Wesley LLC, a Delaware limited liability company, and KBS LEGACY PARTNERS WESLEY LAND LLC, a Delaware limited liability company (collectively, "Seller"), and BLUEROCK REAL ESTATE, LLC, a Delaware limited liability company ("Buyer"), with reference to the following:
A.    Buyer desires to purchase from Seller, and Seller is prepared to sell to Buyer, the Property (as hereinafter defined) upon the terms and conditions set forth in this Agreement.
B.    Subject to the terms and conditions of this Agreement, Seller shall sell, convey and assign to Buyer with no representation or warranty of any kind or nature whatsoever except as otherwise specifically provided herein, and Buyer shall purchase, all of Seller’s rights, title, interest and obligations in, to and under the following described property (all of which is hereinafter collectively referred to as the "Property"):
1.    That certain real property located in the City of Charlotte, County of Mecklenburg, North Carolina commonly referred to as Wesley Village Apartments, as more particularly described on Exhibit "A" attached hereto, together with all rights and appurtenances pertaining to such real property, including, without limitation, all of Seller’s right, title and interest in and to (a) all minerals, oil, gas, and other hydrocarbon substances thereon; (b) all adjacent strips, streets, roads, alleys and rights-of-way, public or private, open or proposed; (c) all development rights, covenants, easements, privileges, and hereditaments, whether or not of record, and (d) all access, air, water, riparian, development, utility, and solar rights (the "Real Property");
2.    The personal property owned by Seller which is located on and used in connection with Seller's business operations on the Real Property as of the Closing Date (as hereinafter defined), which personal property in existence as of the Effective Date is listed on Exhibit "B" attached hereto, which personal property list shall be subject to modification for replacements or substitutions thereto arising out of normal wear and tear and ordinary usage in the ordinary course of Seller’s business operations on the Property prior to the Closing (as hereinafter defined) (collectively, the "Personal Property"), all improvements and fixtures presently located on the Real Property, including, without limitation, 301 apartment units, plus amenities, all other buildings and structures presently located on the Real Property, all apparatus, equipment and appliances used in connection with the Seller's operation or occupancy thereof, such as heating and air conditioning and mechanical systems and facilities used to provide any utility or fire safety services, parking services, refrigeration, ventilation, trash disposal, recreation or other services thereto but expressly excluding fixtures, equipment, appliances and personal property owned by tenants or anyone other than Seller (collectively, the "Improvements");

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

3.    All Assumed Service Contracts (as hereinafter defined in Subsection 2.5.2);
4.    To the extent assignable, Seller’s right, title and interest in (a) all licenses, license agreements and other similar agreements with licensees or other persons or entities using any portion of the Real Property or Improvements other than any such agreements constituting Leases with residential tenants and other than any instruments evidenced in the Title Report (collectively, the “Licenses”), a current list of which is attached hereto as Exhibit “N”; (b) all permits, licenses, certificates of occupancy, if any, entitlements and governmental approvals to the extent such relate to the Real Property, Improvements, Personal Property, Leases, or Assumed Service Contracts (collectively, the “Permits”); (c) the Infrastructure Reimbursement Agreement dated August 20, 2008 between Seller, as assignee of Wesley Village Development, LP, and the City of Charlotte (the “IR Agreement”), (d) the name, “Wesley Village Apartments,” marks, other symbols and general intangibles that relate to the Real Property or the Improvements including any websites or URLs used solely in connection with the Property (other than the names KBS Legacy Partners Wesley LP, KBS Legacy Partners Wesley GP LLC, KBS Legacy Partners Wesley LLC, KBS Legacy Partners Wesley Land LLC, Legacy Partners Residential, Inc., Legacy Partners Residential LLC, Legacy Partners, Inc., Legacy Partners, Legacy or derivatives thereof, KBS Legacy Partners Properties LLC, KBS Legacy Partners Limited Partnership, and KBS Legacy Partners Apartment REIT; and (e) Warranties (collectively, the “Intangible Property”). For purposes hereof, “Warranties” shall mean any construction warranties from the contractors or subcontractors that were involved in the construction of the Improvements and manufacturer warranties and guaranties covering the Improvements and Personal Property to the extent such extend beyond the Closing Date, including, without limitation, roof, HVAC, water heater and window blind warranties; and
5.    All leases for tenants of the Real Property and other leases or agreements (excluding any Assumed Service Contracts) with any persons or entities using or occupying the Real Property or the Improvements or any part thereof, including any amendments, exhibits, addenda and riders thereto, and guaranties thereof, which lease agreements reflect a possessory interest in any portion of the Real Property or the Improvements on or after the Closing Date (as hereinafter defined) (collectively, the "Leases"), and the balance as of the Closing Date of any refundable security deposits under the Leases. A current rent roll (“Rent Roll”) reflecting the Leases as of the Effective Date is attached hereto as Exhibit “J” identifying the leased premises for each Lease, the term of each Lease, the rental and other sums payable under each Leases and the amount of any security deposit held by Seller under each Lease.
NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises and agreements hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:
ARTICLE 1

DEPOSIT
1.1    Buyer’s Earnest Money Deposit. On or prior to the date which is two (2) business days after the Effective Date, Buyer shall deliver the sum of FIVE HUNDRED THOUSAND

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

DOLLARS ($500,000.00) in immediately available funds (the "Initial Earnest Money Deposit") to Madison Title Agency, LLC, National Title Services, 1125 Ocean Avenue, Lakewood, New Jersey 08701, Attention: Sydney Finelli ("Escrow Agent" or "Title Insurer"). Upon delivery of the Initial Earnest Money, TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000.00) (the “Non-Refundable Portion”) of the Initial Earnest Money Deposit shall be deemed non-refundable except in connection with (a) a default by Seller under this Agreement, (b) the termination of this Agreement in connection with a casualty or condemnation pursuant to Section 2.7 of this Agreement, (c) the election of Buyer to terminate this Agreement pursuant to Section 2.6.3 as evidenced by written notice to Seller delivered with respect to any Objectionable Title Matter or Mandatory Cure Item; provided, however, that with respect to any such termination that permits Buyer to obtain a refund of the Non-Refundable Portion, any such Objectionable Title Matter must involve either (1) a matter that will, in Buyer’s reasonable discretion, have a material effect on the Buyer’s ownership, use, financing or operation of the Property or the value of the Property or (2) a matter that has been objected to by Buyer’s lender, (d) the termination of this Agreement as a result of a failed condition set forth in Article 4 of this Agreement and (e) the termination of this Agreement as evidenced by written notice to Seller delivered as a result of any environmental condition affecting the Property which, in Buyer’s or Buyer’s acquisition lender’s sole discretion, affects the Buyer’s ownership, use, financing or operation of the Property (each, a “Full Refund Event”). On or prior to the Approval Date (as hereinafter defined in Section 2.5.3), Buyer shall have the right to terminate this Agreement in accordance with Section 2.5.3, in which case the Earnest Money Deposit shall be returned to Buyer (subject to deduction of the Non-Refundable Portion which shall be paid to the Seller unless Buyer’s election to terminate arises out of one or more of the Full Refund Events) and the parties shall have no further obligations hereunder except as otherwise provided herein. In the event that Buyer does not terminate this Agreement pursuant to the terms of Section 2.5.3, on or prior to the Approval Date Buyer shall deliver the additional sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) in immediately available funds (the "Additional Earnest Money Deposit") to Escrow Agent and the transaction contemplated by this Agreement shall proceed in accordance with the terms hereof. The Initial Earnest Money Deposit and the Additional Earnest Money Deposit shall be referenced herein as the "Earnest Money Deposit". The Earnest Money Deposit shall be held in accordance with the terms of this Agreement and shall be applied as a credit to the Purchase Price due to Seller at the Closing. In the event Buyer fails to timely deposit any portion of the Earnest Money Deposit as provided above, this Agreement shall immediately terminate. Escrow Agent shall deposit the Earnest Money Deposit in an interest-bearing account at a bank or other FDIC insured financial institution reasonably acceptable to Buyer and Seller. Provided Buyer has not terminated this Agreement pursuant to the terms of Section 2.5.3, after the Approval Date, the Earnest Money Deposit shall be non-refundable to Buyer except in the event that (i) Seller defaults under this Agreement, (ii) one or more of the conditions to Buyer’s obligations to close the purchase of the Property set forth in Article 4 of this Agreement is not satisfied or waived as provided therein, or (iii) as otherwise expressly provided herein. Upon execution of this Agreement, Buyer shall provide Escrow Agent with Buyer’s Federal tax identification number for reporting of any earnings on the Earnest Money Deposit. Any interest earned on the Earnest Money Deposit shall be excluded from the Earnest Money Deposit and shall remain the property of, and shall be remitted to, Buyer as of Closing or any earlier termination of this Agreement.

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

1.2    Escrow Agent. Escrow Agent, by acceptance of any funds and/or documents deposited and/or delivered by Buyer or Seller hereunder, agrees to hold such funds and/or documents and disburse or deliver same only in accordance with the terms and conditions of this Agreement. If Escrow Agent is in doubt as to its duties or liabilities hereunder, it may continue to hold such funds and/or documents until the parties mutually agree to the disbursement or delivery thereof, or until an order or judgment of a court of competent jurisdiction shall determine the rights of the parties hereto. The Escrow Agent is a depository only and shall not be liable for any loss, damage or cost, including but not limited to attorneys’ fees and costs, which may be suffered by Seller and/or Buyer in connection with Escrow Agent’s action or inaction, except in the event that such loss, damage or cost was caused by Escrow Agent’s gross negligence or willful failure to perform its duties hereunder. In no circumstances shall the Escrow Agent be responsible or liable for the failure of any financial institution into which any funds deposited with Escrow Agent have been deposited, provided that any such fund deposit was not made in violation of the applicable provisions of this Agreement.
1.3    Independent Consideration. Contemporaneously with its delivery of the Initial Earnest Money Deposit, Buyer shall deliver to Escrow Agent additional funds in the amount of $100.00 (the "Independent Consideration"), which amount the parties have bargained for and agreed to as consideration for Seller's execution and delivery of this Agreement. The Independent Consideration is in addition to and independent of any other consideration or payment provided in this Agreement, shall be immediately released to Seller by the Escrow Agent upon receipt, is nonrefundable to Buyer, and shall be retained by Seller notwithstanding any other provision of this Agreement.
ARTICLE 2
PURCHASE PRICE, PAYMENT, CLOSING, INSPECTION, SURVEY AND TITLE
2.1    Purchase and Sale. Seller agrees to assign and convey the Property to Buyer, and Buyer agrees to assume and purchase the Property from Seller, subject to and in accordance with all of the terms, covenants and conditions hereinafter set forth.
2.2    Purchase Price. The total purchase price for the Property shall be FIFTY-EIGHT MILLION DOLLARS ($58,000,000.00) (the "Purchase Price"), payable as set forth in Section 2.3 hereof.
2.3    Payment of Purchase Price. The Purchase Price shall be disbursed to Seller on the Closing Date pursuant to Seller’s wiring instructions, subject to the occurrence of the Closing and adjustment for any prorations and cost allocations specifically set forth herein.
2.4    Closing.
2.4.1    The closing of the sale of the Property in accordance with the terms of this Agreement (the "Closing") shall occur on February 28, 2017 (the “Closing Date”). At the Closing, Escrow Agent shall cause the Deed (as defined below) to be recorded in the Official Records of Mecklenburg County, North Carolina. The foregoing notwithstanding. Buyer and Seller acknowledge that it is likely that the Buyer will assign the Agreement to two separate

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

assignees such that there will be two grantees and, in any such event, the applicable Seller will, notwithstanding the terms of Section 2.4.3, execute and deliver separate sets of conveyance and transfer documents to the applicable purchasing entity.
2.4.2    The Closing shall take place at the office of the Escrow Agent, or such other place as shall be mutually agreed upon by the parties hereto through the delivery of escrow instructions, it being understood that no physical attendance by the parties shall be required.
2.4.3    Seller shall deliver the following on or prior to the Closing Date to Escrow Agent to be held in escrow and delivered to Buyer upon the completion of the Closing, except for items (g), (h) and (j) which may, at Seller's option, remain at the leasing office of the Property to be released to Buyer upon the completion of the Closing and except for item (e) which shall be delivered by Seller directly to the tenants outside of escrow:
(a) One (1) Special Warranty Deed (the "Deed"), duly executed by Seller and acknowledged (in substantially the same form as that set forth in Exhibit "C" attached hereto); provided, however, the Deed covering Parcel 2 (as reflected in the legal description for the Real Property) will not contain the Restriction Against Condominium;
(b) One (1) Bill of Sale and Assignment (the "Bill of Sale"), duly executed by Seller, which conveys to Buyer all of Seller's right, title and interest in and to all of the Personal Property, and to the extent such is assignable by Seller, the Intangible Property, including the IR Agreement (as defined below). The Bill of Sale shall be in substantially the same form as that set forth on Exhibit "D" attached hereto;
(c) Three (3) of the Assignment and Assumption of Leases (the "Assignment of Leases") duly executed by Seller, which assigns to Buyer all of Seller's right, title and interest in and to all Leases and all rights and obligations related to any refundable security deposits under the Leases to the extent paid or credited to Buyer at Closing, in form substantially the same as set forth on Exhibit "E" attached hereto;
(d) Three (3) of the Assignment and Assumption of Contracts (the "Assignment of Contracts") duly executed by Seller, which assigns to Buyer all Assumed Service Contracts, in form substantially the same as set forth on Exhibit "F" attached hereto;
(e) One (1) Notice to the residential tenants of the Property informing them of the transfer of ownership of the Property and of Buyer's future liability for their security deposits in the form substantially the same as that set forth on Exhibit "G" attached hereto (the "Notice to Tenants");
(f) An affidavit, in the form of Exhibit "H", duly executed by Seller, (i) identifying Seller's United States taxpayer identification number for federal income tax purposes; and (ii) confirming that Seller is not a "foreign person" or a "disregarded entity" within the meaning of Section 1445, et seq., of the Internal Revenue Code of 1986, as amended (the "FIRPTA Affidavit");
(g) Each of the Leases and the Assumed Service Contracts, in original form if available or otherwise a true and complete copy thereof;

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

(h) One (1) copy of the contents of each tenant file for current tenants of the Property;

(i) One (1) updated Rent Roll prepared within three (3) business days prior to the anticipated Closing Date (the "Updated Rent Roll"). The Updated Rent Roll may be delivered to the Escrow Agent via facsimile or other electronic means;
(j) All keys and security codes for the Property to the extent they are in the possession or control of Seller;

(k) A title certificate in the form of Exhibit “L” attached hereto to facilitate the issuance of any title insurance sought by Buyer in connection with the transactions contemplated hereby, but in no event shall Seller be obligated to provide any additional certificate, affidavit or indemnity in connection with such title insurance unless Seller has otherwise agreed pursuant to Section 2.6.3 to deliver same in connection with the Mandatory Cure Items or its election to cure any Objectionable Title Matter; and

(l) All such other documents duly executed by Seller as may be reasonably necessary to consummate the transaction contemplated herein, each in form reasonably acceptable to Seller (provided such documents do not increase in any material respect the costs to, or liability or obligations of, Seller in a manner not otherwise provided for herein), including such evidence as may be reasonably required by the Escrow Agent with respect to the authority of the person(s) executing the documents required to be executed by Seller on behalf of Seller and the items required under the Title Report to satisfy all of the requirements thereunder applicable to Seller.

2.4.4    Buyer shall deliver the following on or before the Closing Date to Escrow Agent to be held in escrow and disbursed or delivered to Seller at Closing:
(a)    The Purchase Price which will be paid as set forth in Section 2.3 above;
(b)    Three (3) of the Assignment of Leases, duly executed by Buyer;
(c)    Three (3) of the Assignment of Contracts, duly executed by Buyer; and
(d)    All such other documents duly executed by Buyer as may be reasonably necessary or desirable to consummate the transaction contemplated herein, each in form reasonably acceptable to Buyer (provided such documents do not increase in any material respect the costs to, or liability or obligations of, Buyer in a manner not otherwise provided herein), including such evidence as may be reasonably required by the Escrow Agent with respect to the authority of the person(s) executing the documents required to be executed by Buyer on behalf of Buyer and the items required under the Title Report to satisfy all of the requirements thereunder applicable to Buyer.
2.5    Inspection and Due Diligence.

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

2.5.1    If Seller has not previously delivered or made available to Buyer the following, then not later than the date which is three (3) business days after the Effective Date, Seller will deliver or make available to Buyer through an electronic data site, or make available to Buyer by providing access to the same at the Property, copies of the documents and records regarding the Property listed below in this Section 2.5.1 to the extent such are in Seller’s possession or control and which are not legally privileged as reasonably determined by Seller (collectively, the "Property Materials"). The Property Materials are being delivered or made available to Buyer to facilitate Buyer’s Physical Inspections and Other Investigations (as such terms are hereafter defined) of the Property, and except as otherwise specifically provided in this Agreement, Seller makes no representations or warranties of any kind or nature whatsoever regarding the accuracy, completeness or thoroughness of such Property Materials:
(a)    Copies of the Leases and contents of the tenant files for each current tenant;
(b)    Copies of the Property’s operating statements for the year 2014, 2015 and 2016 through the end of the month prior to the Effective Date;
(c)    A copy of the most recent ALTA survey of the Real Property and Improvements in Seller’s possession or control;
(d)    Copies of the real property tax bills for the current and past two three years; and
(e)    A copy of the Seller’s current title insurance policy for the Real Property;
(f)    Service and operating leases and contracts regarding the use, maintenance and operation of the Property, together with any amendments or letter agreements relating thereto (collectively, the "Service Contracts"), which Service Contracts are identified on Exhibit "I" attached hereto; and
(g)    The additional items set forth on Exhibit “M” attached hereto and incorporated herein.
2.5.2    Subject to the terms hereof, Buyer shall notify Seller in writing on or prior to the Approval Date of the Service Contracts which it elects to assume in connection with its purchase of the Property (the "Assumed Service Contracts"); provided, however, that Buyer shall be deemed to have elected to assume i) any Service Contract which has a termination date after the Closing Date and which cannot be terminated by Seller on thirty (30) days prior notice without the payment of a penalty or fee in excess of $5,000 and ii) any Service Contracts for which Buyer failed to deliver notice of its election not to assume on or prior to the Approval Date.
2.5.3    Buyer shall have from the Effective Date until 5:00 pm Pacific Time on the date which is thirty (30) days after the Effective Date (the "Approval Date"), and thereafter through Closing if the Agreement is not terminated in accordance with the terms of this Section 2.5.3, to inspect the Property and to make any other investigations set forth herein below. Subject to the rights of tenants in possession, Buyer and its agents, employees and contractors

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

shall be afforded reasonable access to the Property during normal business hours, following at least two (2) business days' prior notice to Seller for in-unit inspections and following at least twenty four (24) hours prior notice to Seller for all other inspections, for the purpose of making such inspections and investigations which Buyer elects with respect to the physical condition of the Property, including, without limitation, soils and compaction studies, engineering and geotechnical studies, Americans with Disabilities Act ("ADA") compliance studies, OSHA compliance studies, inspections to confirm compliance with any state or local laws or ordinances related to public health and safety issues (including any applicable water conservation, seismic or smoke detector and sprinkler requirements), seismic tests, environmental studies (including, without limitation, surface and subsurface tests, borings, samplings and measurements) and a survey of the Property (collectively, the "Physical Inspections"). Notwithstanding the foregoing, any destructive or invasive testing or investigation related to the Physical Inspections shall require the prior written consent of Seller, which consent may be withheld in Seller's sole and absolute discretion. In any event, Buyer shall be solely responsible for any corrective or repair work necessitated by Buyer’s Physical Inspections and any such corrective or repair work shall be promptly undertaken by or on behalf of Buyer. Seller will have the right to have a representative of Seller accompany Buyer and Buyer’s representatives, agents, or assignees while they are on the Property; provided, however, that Seller’s election to not accompany Buyer (or failure to notify Buyer that Seller wishes to accompany Buyer) shall not delay or otherwise impact Buyer’s right to undertake such Physical Inspections or Other Investigations. Prior to any entry upon the Property, Buyer or Buyer’s third party consultants shall be required to provide to Seller current certificates of insurance evidencing that Buyer or the applicable third parties have in place commercial general liability insurance, including public liability and property damage insurance, in the amount of at least Two Million Dollars ($2,000,000), combined single limit for personal injuries or death of persons or property damage occurring in or about the Property. Such insurance shall: (i) name the Seller as an additional insured; (ii) specifically cover the liability assumed by Buyer under this Agreement; (iii) be issued by an insurance company reasonably acceptable to Seller; (iv) be primary and noncontributory with any insurance which may be carried by Seller; and (v) provide that said insurance shall not be cancelled or coverage changed unless fifteen (15) days' prior written notice shall have been given to Seller. Buyer shall deliver said certificates of insurance to Seller on or before entering the Property. In the event Buyer shall fail to procure and provide satisfactory evidence of such insurance, Seller may prohibit Buyer and its agents, employees and contractors from entering the Property. In addition to the Physical Inspections, Buyer may conduct any feasibility studies and other investigations of the Property which it desires or which would be deemed reasonable and prudent in connection with the acquisition of the Property (the "Other Investigations"), which Other Investigations may include without limitation the Property’s compliance with all applicable laws, codes, ordinances and regulations which relate to the use, operation and occupancy of the Property, any permit, zoning, land use and related matters, any proposed impositions, assessments or governmental regulations which may affect or do affect the Property, and any financial and economic assessments related to the Property (including operational matters) and the market area. Notwithstanding the foregoing, Buyer shall not contact any governmental authority having jurisdiction over the Property without Seller’s express written consent (which shall not be unreasonably withheld) other than (i) contacts with the applicable governmental agencies regarding the IR Agreement and the admission of the Property to the applicable North Carolina

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

Brownfields program and (ii) ordinary contacts normally associated with routine due diligence examinations that do not involve any material discussions with governmental officials (except to the extent necessary to request records, discuss current zoning, development and easement matters affecting the Property or undertake routine inspections). Buyer shall not interfere with any tenant’s right to use or possession of the Property while conducting such Physical Inspections and Other Investigations of the Property and Buyer shall utilize its commercially reasonable best efforts to schedule all of its inspections of the interior of each apartment, retail or office unit at the same time. Seller shall reasonably cooperate with Buyer at no cost or liability to Seller in connection with such Physical Inspections and Other Investigations of the Property. In the event this Agreement is terminated for any reason other than Seller’s default, if requested by Seller and subject to reimbursement for the costs thereof in an amount not to exceed $35,000, Buyer shall promptly deliver, without any warranty regarding the contents thereof, to Seller copies of all third party physical inspection reports, plans, specifications, geotechnical and soils reports, surveys, engineering reports, environmental and other third party inspection reports prepared by or on behalf of Buyer in connection with the Physical Inspection and Other Investigations or Buyer's proposed development of the Property. Seller shall be responsible for working directly with the service provider with respect to any reliance letters at Seller's election.
Buyer shall notify Seller in writing, at its sole discretion, of its approval or disapproval of its Physical Inspections and Other Investigations of the Property on or prior to the Approval Date (the "Inspection Notice"). If Buyer’s Inspection Notice is timely delivered and unconditionally indicates Buyer’s approval of its Physical Inspections and Other Investigations of the Property, then the transaction contemplated by this Agreement shall proceed in accordance with the terms hereof and the Buyer shall be obligated to deposit the Additional Earnest Money Deposit in accordance with the terms of Section 1.1 hereof. If Buyer fails to timely deliver the Inspection Notice on or before the Approval Date, or if Buyer’s Inspection Notice does not unconditionally indicate Buyer’s approval of its Physical Inspections and Other Investigations of the Property, this Agreement shall immediately terminate, the Initial Earnest Money Deposit (after deducting the Non-Refundable Portion which shall be remitted to Seller unless the election to terminate arises out of one of the Full Refund Events set forth in Section 1.1, in which event the entire Initial Earnest Money Deposit shall be remitted to Buyer) shall be returned to Buyer and the rights and obligations of the parties hereunder, other than as otherwise expressly set forth in this Agreement, shall terminate.
2.5.4    Buyer agrees to indemnify, defend (with counsel reasonably acceptable to Seller) and hold Seller harmless from and against any and all damages, injury to property or people, claims, demands, losses, liabilities, liens, judgments, costs and expenses including, without limitation, reasonable attorneys fees and disbursements, arising out of the Physical Inspections or Other Investigations or out of the conduct of Buyer, its employees, agents, contractors and consultants in conducting its Physical Inspections and Other Investigations of the Property provided that Buyer will not be responsible for indemnifying, defending or holding harmless the Seller with respect to (a) the mere discovery or inadvertent disturbance of pre-existing conditions at the Property, including Hazardous Materials or mold or microorganisms, or any violation of Environmental Laws at the Property, unless exacerbated by Buyer, (b) defects in the Property, (c) noncompliance of the Property with applicable laws or (d) any matters caused by the negligence, gross negligence or willful misconduct of the Seller or its affiliates or the

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

property manager. Such indemnification shall survive the Closing or termination of this Agreement.
2.6    Title and Survey Inspection. Promptly following the Effective Date, Buyer shall order and obtain (and provide Seller with a copy of), a preliminary title report or commitment for title insurance for the Property, together with copies of all documents affecting title referenced therein (the "Title Report"), which Title Report shall be issued by Title Insurer for purposes of issuing the Title Policy (as hereinafter defined) in the amount of the Purchase Price. Buyer may cause to be prepared at Buyer's expense, with a copy to be delivered to Seller, a new or updated ALTA survey of the Property (the "Survey").
2.6.1 On or prior to the date which is five (5) business days prior to the Approval Date (the "Title Review Deadline"), Buyer shall notify Seller in writing of Buyer's approval or disapproval of the state of title to the Property as reflected in the Title Report and the Survey (collectively, the "State of Title"). Any disapproval of any portion of the State of Title shall identify the objectionable matters set forth in the Title Report and/or the Survey. Failure to timely provide a notice of approval or disapproval of the State of Title as provided above shall be deemed approval thereof and a waiver by Buyer of any objection thereto. Notwithstanding anything herein to the contrary, Seller agrees to satisfy at Closing, and Buyer will not need to separately object to, any and all monetary liens and monetary encumbrances of any kind recorded against the Property; provided, however, with respect to any involuntary monetary liens or involuntary monetary encumbrances that affect the Property and that are not known to the Seller as of the Effective Date, Seller’s obligation to cure shall be limited to such involuntary monetary liens and involuntary monetary encumbrances that in the aggregate do not exceed $100,000 (the “Mandatory Cure Items”). The term "Permitted Exceptions" shall be defined herein as all matters which have been approved or deemed approved by Buyer in accordance with this Section 2.6.1 and Section 2.6.2 hereof, and those Objectionable Title Matters (as hereinafter defined) waived or deemed waived by Buyer pursuant to Section 2.6.3 hereof. The lien of any current real property taxes and assessments that are not yet due and payable, the lien of supplemental real property taxes relating to the sale of the Property to Buyer and the rights of parties in possession pursuant to the Leases shall be deemed approved by Buyer and shall therefore constitute Permitted Exceptions. In addition, if Buyer does not obtain the Survey prior to the Title Review Deadline, then Buyer shall be deemed to have approved any exceptions, encroachments, encumbrances or other matters that would have been disclosed by an accurate ALTA survey as of the Title Review Deadline and such matters shall therefore constitute Permitted Exceptions.
2.6.2 In the event any additional title exceptions (each an "Additional Exception") are reported or discovered by the Title Insurer or Buyer after the date of the Title Report, Buyer shall give Seller written notice of Buyer's objection, if any, to such Additional Exception on or prior to the later of the Title Review Deadline or five (5) business days after receipt of written notice of any such Additional Exception, but in no event later than the then scheduled Closing Date. Buyer shall only be entitled to object to those Additional Exceptions that (a) constitute a Mandatory Cure Item, or (b)(i) materially and adversely affect the value of the Property or Buyer's intended use of the Property, (ii) were not caused, created or consented to in writing by Buyer, (iii) were not previously reflected in the Title Report, and (iv) were not

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

reflected on the Survey (or, if Buyer did not obtain the Survey prior to the Title Review Deadline, would not have been reflected in an updated ALTA Survey obtained prior to the Title Review Deadline). The failure of Buyer to give timely notice of objection to any Additional Exception (other than any Mandatory Cure Item which shall in all cases be satisfied whether or not the subject of an objection by Buyer) which Buyer is entitled to object to within the aforesaid time period shall be deemed approval by Buyer of such Additional Exception and a waiver by Buyer of any objection thereto. Any Additional Exceptions which Buyer is not entitled to object to shall be deemed approved by Buyer and constitute Permitted Exceptions.
2.6.3 In the event that Buyer delivers to Seller an appropriate written notice of objection pursuant to and in accordance with Section 2.6.1 and/or Section 2.6.2 above (each such expressly disapproved matter identified in any such notice being referenced herein as an "Objectionable Title Matter"), Seller, in its sole discretion, within three (3) business days after receipt of Buyer's notice of an Objectionable Title Matter (the "Cure Notice Period"), may advise Buyer in writing whether Seller will attempt to cure such Objectionable Title Matter. In the event that Seller elects to attempt to cure such Objectionable Title Matter, Seller shall have until the then scheduled Closing Date to effectuate such cure; provided, however, if Seller elects to attempt to cure an Additional Exception, the Closing Date shall be automatically extended until Seller completes the cure but in no event shall such extension extend beyond the date of Closing set forth in Section 2.4.1 above by more than fifteen (15) days if Buyer has rate locked its acquisition financing or thirty (30) days after the date for Closing set forth in Section 2.4.1 above if Buyer has not rate locked its acquisition financing and, in either such case, written notice of the need for such extension shall be provided to Buyer concurrently with any election to cure. If Seller determines in its sole discretion that it will be unable or unwilling to cure any Objectionable Title Matters which it elected to attempt to cure as provided above, Seller shall deliver written notice thereof to Buyer as soon as such determination is made but in no event later than the then scheduled Closing Date (each a "Notice of Inability to Cure").
In the event that Seller (a) advises Buyer in writing prior to the expiration of an applicable Cure Notice Period of its election not to cure an Objectionable Title Matter, or (b) fails to advise Buyer in writing prior to the expiration of an applicable Cure Notice Period that Seller will attempt to cure an Objectionable Title Matter (other than in the case of any Mandatory Cure Item, which shall in all events be satisfied), Buyer shall have the right, in Buyer's sole and absolute discretion, to provide written notice to Seller (the applicable notice deadline below being referred to as the "Waiver Notice Period"), within two (2) business days after Buyer's receipt of Seller's written notice for (a) above, or within two (2) business days after the expiration of the applicable Cure Notice Period for (b) above, that Buyer elects to either (i) waive the uncured Objectionable Title Matters without any adjustment to the Purchase Price (in each instance, a "Title Waiver Notice") and proceed with the Closing, or (ii) terminate this Agreement in which event the Earnest Money Deposit less the Non-Refundable Deposit (unless the election to so terminate arises out of a Full Refund Event, in which event the entire Earnest Money Deposit) will be returned to Buyer and the rights and obligations of the parties hereunder shall terminate, except as otherwise expressly set forth in this Agreement. In the event that Buyer fails to deliver a termination notice or a Title Waiver Notice during an applicable Waiver Notice Period, Buyer shall be deemed to have delivered a Title Waiver Notice. The foregoing notwithstanding, if Seller (i) does not cure any Mandatory Cure Item on or before Closing or (ii)

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

delivers a Notice of Inability to Cure to Buyer (or otherwise fails to cure any matter which Seller elected to attempt to cure), Seller shall be deemed in default under this Agreement and Buyer shall have the rights set forth in Section 8.2 of this Agreement.
2.7    Damage, Destruction or Condemnation. If, before legal title or possession of the Property has been transferred to Buyer, any portion of the Property, which portion will cost $500,000 or more to restore, is damaged or destroyed without fault of Buyer, then Buyer shall have the option to either (i) terminate this Agreement, in which event the rights and obligations of the parties hereunder shall terminate except as otherwise expressly set forth in this Agreement, and Buyer shall be entitled to a return of the entire Earnest Money Deposit, or (ii) proceed with the purchase of the Property without any adjustment to the Purchase Price, in which latter case Seller shall provide Buyer with a credit equal to the amount of any deductible under the Seller’s insurance and assign to Buyer any amounts due from or pay to Buyer any amounts received from Seller's casualty insurance company as a result of the damage or destruction, excepting therefrom any amounts payable for lost rental or other income for any period prior to Closing. In the event such damage will cost less than $500,000 to restore, then the transaction shall proceed in accordance with (ii) above.
If, before legal title or possession of the Property has been transferred to Buyer, any portion of the Property with a value of $500,000 or more or any portion of the Property involving access to, or parking on, the Property which results in a violation of any existing zoning or other regulatory scheme is taken by eminent domain by any governmental entity, then Buyer shall have the option to either (a) terminate this Agreement, in which event the rights and obligations of the parties hereunder shall terminate except as otherwise expressly set forth in this Agreement, and Buyer shall be entitled to a return of the entire Earnest Money Deposit, or (b) proceed with the purchase of the Property without any adjustment to the Purchase Price, in which latter case Seller shall assign to Buyer any amounts due from or pay to Buyer any amounts received from any governmental entity as a result of the taking. In the event both (i) the portion of the Property which is taken has a value of less than $500,000 and (ii) no portion of the Property involving access to, or parking on, the Property which results in a violation of any existing zoning or other regulatory scheme is taken, then the transaction shall proceed in accordance with (b) above.
2.8    Closing Costs.
2.8.1    Buyer’s Costs. Buyer will pay the following costs and expenses in connection with the transactions contemplated in this Agreement:
(i)    All title insurance premiums for the Title Policy (other than any premiums for any endorsements obtained by or on behalf of Seller to cure any Objectionable Title Matter or Mandatory Cure Item that Seller has elected or is required to cure, which shall be at the cost of the Seller) and any lender’s title policy; any costs incurred in connection with the Survey; all search and title examination related costs; recording fees incurred in connection with the recording of the Deed; fifty percent (50%) of the escrow fees charged by the Escrow Agent; and

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

(ii)    Any and all costs, fees and expenses of Buyer’s attorneys, advisors and consultants incurred in connection with the preparation, review and negotiation of this Agreement and the transactions and the Closing contemplated herein (including any and all costs associated with Buyer’s financing of the Property), and the costs fees and expenses of Buyer’s Physical Inspections and Other Investigations of the Property and any other due diligence related activities.
2.8.2    Seller’s Costs. Seller will pay the following costs and expenses in connection with the transactions contemplated in this Agreement:
(i)    All transfer taxes, transfer fees, excise taxes, stamp fees, or similar taxes incurred in connection with the transfer of the Property; any premiums for any endorsements obtained by or on behalf of Seller to cure any Objectionable Title Matter or Mandatory Cure Item that Seller has elected or is required to cure; fifty percent (50%) of any escrow fees charged by the Escrow Agent; and
(ii)    Any and all costs and fees of Seller’s attorneys and/or advisors incurred in connection with the preparation, review and the negotiation of this Agreement and the transactions and the Closing contemplated herein.
2.9    Prorations. All prorations and adjustments shall be made as of the Closing Date based on the actual number of days in the month of Closing and Buyer shall be deemed the owner of the Property on the Closing Date for proration purposes. Except as otherwise provided below, any proration which must be estimated at Closing, and any erroneous prorations or omitted prorations, shall be reprorated and finally adjusted as soon as practicable but in no event later than ninety (90) days after the Closing Date (or in the case of any real property or personal property taxes, no later than thirty (30) days after the then current bill therefor is rendered), with any refunds payable to Seller or Buyer to be made as soon as practicable; otherwise, all prorations shall be final. The terms of this Section 2.9 shall expressly survive Closing.
2.9.1    Rents due or paid under the Leases shall be prorated to the Closing Date based upon rents actually collected for the month of Closing as reflected on the Updated Rent Roll or any revision thereof. After the Closing, Seller may continue to pursue collection of any delinquent rents applicable to the period on or prior to the Closing Date if the collection activities related thereto were commenced prior to the Closing or the tenant no longer resides at or occupies any portion of the Property, but not otherwise. Rents allocable to the period prior to the Closing Date will be the property of Seller and rents allocable to the period from and after the Closing Date will be the property of Buyer. With respect to any delinquent rent, Buyer shall include such rent in its regular billing and pay to Seller any rent actually collected within ninety (90) days following the Closing Date which is applicable to the period preceding the Closing Date; provided, however, it is understood and agreed that all rent collected by Buyer shall be applied (a) first to any rent then owed by the applicable tenant which accrued from and after the Closing Date, and (b) then to unpaid rent of such tenant which accrued prior to the Closing Date with offset for the reasonable allocation of any collection costs related thereto. In the event any rent is paid by tenants under the Leases directly to Seller after Closing, Seller shall pay Buyer any such rent which is applicable to the period from and after the Closing Date. Buyer shall have no obligation to pay Seller any rent collected by Buyer after the date which is ninety (90)

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

days after the Closing Date, and Buyer shall be under no obligation to collect or pursue unpaid rent.
2.9.2    Seller’s insurance policies will not be assigned to Buyer. Accordingly, Buyer shall secure its own casualty insurance effective as of the Closing Date, and Seller shall be entitled to any unearned premium of any existing policy as of the Closing Date.
2.9.3    Water, electric, telephone and all other utility and fuel charges to the extent not billed directly to tenants of the Property shall be prorated ratably on the basis of the last ascertainable bills (and reprorated in accordance herewith upon receipt of the actual bills and invoices) unless final meter readings and final billing can be obtained. Seller shall also be entitled to pursue and retain any applicable refunds of security deposits paid by or on behalf of Seller to any utility companies. Buyer shall be solely responsible for making any deposits and arrangements required for utilities and other services to continue to serve the Property after the Closing.
2.9.4    Any assessments affecting the Property which are not delinquent shall be prorated as of the Closing Date based upon the latest data available.
2.9.5    Real property and personal property taxes for the year of Closing shall be prorated on an accrual basis as of the Closing Date on the basis of actual bills therefor if available. If such bills are not available, then such taxes and other charges shall be prorated on the basis of the most currently available tax bills and, thereafter, promptly re-prorated upon the availability of actual bills for the applicable period. Any and all rebates or reductions in taxes received subsequent to Closing for the calendar year in which Closing occurs, net of costs of obtaining the same (including without limitation reasonable attorneys’ fees) and net of any amounts due to tenants, shall be prorated as of the Closing Date, when received. The current installment of all special assessments, if any, which are a lien against the Property at the time of Closing and which are being or may be paid in installments shall be prorated as of the Closing Date.
2.9.6    All costs and expenses of maintaining and operating the Property which have been incurred prior to the Closing Date shall be paid by Seller and all costs and expenses of maintaining and operating the Property on and after the Closing Date shall be paid by Buyer. All prepaid costs and expenses of operating the Property which have accrued as of the Closing Date, but which are allocable to the operation of the Property from and after the Closing Date, shall be adjusted as a credit for the Seller as of the Closing Date.
2.9.7    Portions of advance rentals, if any, paid by any tenant under any of the Leases which are applicable to periods after the Closing Date shall be transferred to Buyer at the Closing.
2.9.8    An amount equal to the remaining balance as of the Closing Date of all refundable security deposits paid by tenants of the Property (including pet deposits and similar fees) pursuant to the Leases, including any interest owed thereon (if applicable), the responsibility for which will be assumed by Buyer at the Closing, shall be credited to Buyer at the Closing.

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

2.9.9    Fees and charges under the Assumed Service Contracts, excluding any prepaid door fees, marketing fees or similar amounts, shall be prorated at the Closing.
2.10    Covenants of Seller Prior to Closing. During the period from the Effective Date until the earlier of (a) the Closing, or (b) the termination of this Agreement, Seller shall, in addition to the covenants set forth elsewhere in this Agreement:
(a)    Maintain any existing insurance coverage for the Improvements;
(b)    Not permit or suffer to exist any new encumbrance, charge or lien (excluding the Permitted Exceptions) against the Property unless such encumbrance, charge or lien is a Lease or has been approved in writing by Buyer, or unless such encumbrance, charge or lien will be removed by Seller prior to the Closing or is otherwise permitted hereunder;
(c)    Other than Leases, not, without Buyer’s prior written consent (not to be unreasonably withheld, conditioned or delayed), enter into any new Service Contracts affecting the Property, or amend any existing Service Contracts affecting the Property, which cannot be canceled upon thirty (30) days prior notice or terminated at the Closing without penalty;
(d)    Continue to operate and maintain the Property in substantially the same manner in which the Property is currently operated and maintained, including the leasing of vacant apartments and the renewal of existing Leases based on Seller’s current practices and subject to market conditions; provided, however, any new Leases or renewals of existing Leases executed by Seller after the Approval Date shall be on the form provided to Buyer without material modification for a term of no less than six (6) months (other than month-to-month extensions of existing Leases) and not more than 15 months and consistent with Yieldstar rents; provided further, however, in no event shall Seller grant more than one (1) month free rent concession for any new Lease (to be taken up front and not amortized over the course of the Lease);
(e)    Promptly after receipt, Seller shall provide Buyer with copies of any written notices that Seller receives with respect to (i) any special assessments or proposed increases in the valuation of the Property; (ii) any condemnation or eminent domain proceedings affecting the Property; or (iii) any violation of any Environmental Law or any zoning, health, fire, safety or other law, regulation or code applicable to the Property. In addition, Seller shall deliver or cause to be delivered to Buyer, promptly upon receipt thereof by Seller, copies of any written notices of default given or received by Seller under any of the Service Contracts or Leases;
(f)    Seller will advise Buyer promptly of any litigation, arbitration proceeding or administrative hearing that materially affects Seller or the Property and that is instituted after the Effective Date and prior to the Closing Date of which Seller has actual knowledge;

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

(g)    Seller will not settle, compromise, withdraw or terminate any real estate tax appeal or proceeding affecting the Property other than any relating solely to periods prior to calendar year 2017 (which Seller retains the full and unfettered right to settle or compromise, and any refunds applicable to such period shall belong solely to Seller); and
(h)    Seller shall either i) "make ready" each vacant apartment unit in the Property which is vacant five or more days prior to the Closing Date or ii) provide Buyer with a credit against the Purchase Price in the amount of $750 for each such unit that is not in "make ready" condition in accordance with this subsection. A formerly occupied vacant apartment unit shall be “make ready” if its condition is consistent with the condition of vacant units currently being marketed to and accepted for rental by tenants of comparable vacant apartment units in the Property, including the existence of appliances of similar quality as contained in such other units that are in working condition. Buyer shall inspect each vacant apartment unit prior to the Closing to determine if such is in “make ready” condition and Seller, after the Closing, shall have no obligation related to any unit which was not in “make ready” condition as of Closing.
ARTICLE 3

REPRESENTATIONS AND WARRANTIES
3.1    Seller’s Representations and Warranties. As of the Effective Date and effective through and as of the Closing Date, Seller hereby represents, warrants and covenants to Buyer the following, unless otherwise disclosed in writing to Buyer on or before the Effective Date (which warranties, representations and covenants shall survive the Closing subject to Section 3.3 below):
3.1.1    Each party constituting Seller is validly formed and duly authorized as a limited liability company and in good standing under the laws of the State of Delaware, and has full power and authority, to enter into and perform this Agreement in accordance with its terms; all proceedings required to be taken by or on behalf of Seller to authorize it to make, deliver and carry out the terms of this Agreement have been duly and properly taken, and the individual executing this Agreement on behalf of Seller has the legal power, right and actual authority to bind Seller to the terms and conditions of this Agreement;
3.1.2    This Agreement is a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, or other similar laws affecting the rights of creditors generally;
3.1.3    There are no actions, suits, litigation or proceedings pending or, to Seller’s actual knowledge, threatened, which would adversely affect Buyer or the Property (other than possible unlawful detainer actions) or affect the right, power or authority of Seller to enter into and perform this Agreement in accordance with its terms, or which question the validity or enforceability of this Agreement or of any action taken by Seller under this Agreement, in any court or before any governmental authority, domestic or foreign (including, but not limited to, any pending claims by the tenants or any guests or invitees);

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

3.1.4    The execution of and entry into this Agreement, and the execution and delivery of the documents and instruments to be executed and delivered by Seller on the Closing Date, and the performance by Seller of Seller’s duties and obligations under this Agreement and of all other acts necessary and appropriate for the consummation of the transactions contemplated by and provided for in this Agreement are not in violation of any contract, agreement or other instrument to which Seller is a party or to which the Property is subject, any judicial order or judgment of any nature by which Seller is bound or to which the Property is subject, or Seller’s organizational documents;
3.1.5    Seller has no actual knowledge, and has received no formal written notice from any governmental authorities, that eminent domain proceedings for the condemnation of the Property or any portion thereof are pending or threatened; and
3.1.6    Seller has not engaged in any dealings or transactions, directly or indirectly, (i) in contravention of any U.S., international or other money laundering regulations or conventions, including, without limitation, the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986, the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, Trading with the Enemy Act (50 U.S.C. §1 et seq., as amended), or any foreign asset control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or (ii) in contravention of Executive Order No. 13224 dated September 24, 2001 issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), as may be amended or supplemented from time to time (the "Anti-Terrorism Order") or on behalf of terrorists or terrorist organizations, including those persons or entities that are included on any relevant lists maintained by the United Nations, North Atlantic Treaty Organization, Organization of Economic Cooperation and Development, Financial Action Task Force, U.S. Office of Foreign Assets Control, U.S. Securities & Exchange Commission, U.S. Federal Bureau of Investigation, U.S. Central Intelligence Agency, U.S. Internal Revenue Service, or any country or organization, all as may be amended from time to time. Seller (i) is not and will not be conducting any business or engaging in any transaction with any person appearing on the U.S. Treasury Department’s Office of Foreign Assets Control list of restrictions and prohibited persons, or (ii) is not a person described in section 1 of the Anti-Terrorism Order, and Seller has not engaged in any dealings or transactions, or otherwise been associated with any such person.
3.1.7    No bankruptcy, insolvency, reorganization or similar action or proceeding, whether voluntary or involuntary, is pending, or, to Seller’s knowledge, threatened, against Seller.
3.1.8    Except for the Service Contracts referenced on Exhibit “I”, there are no current material contracts of employment, parking, maintenance, commission, management, service, or supply in effect and entered into by Seller which will affect the Property after Closing. Seller has provided (or will provide in accordance with Section 2.5.1) Buyer with true, correct and complete copies, in all material respects, of all Service Contracts, including all amendments and modifications thereof. Neither Seller nor, to Seller’s knowledge, any other party

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

is in material default in the performance of its respective obligations under any Service Contract material to the operation of the Property.
3.1.9    Seller has no employees.
3.1.10    The Rent Roll attached as Exhibit “J” is the rent roll maintained by Seller and relied on by Seller for internal administration and accounting purposes. To Seller’s knowledge, the Leases and tenant lease files available for review by Buyer are true and complete copies of the actual Leases and current tenant lease files in Seller's or its property manager's possession, and represent all such documents in Seller’s or its property manager’s possession. To Seller’s knowledge, there are no written or oral promises, understandings or commitments between Seller and any tenant under the Leases that would be binding on Buyer other than as set forth in such copies of the Leases and the tenant lease files made available to Buyer.
3.1.11    To Seller's knowledge, Seller has not received written notice from any governmental authority of any material violation of any federal or municipal laws, ordinances, orders, regulations and requirements affecting the Property or any portion thereof (including the conduct of business operations thereon) which are unresolved.
3.1.12    To Seller’s knowledge, Seller has not received written notice relating to any violation of Environmental Laws relating to the Property or the presence of any Hazardous Materials in violation of Environmental Laws on the Property or any property adjacent thereto from any governmental authority. As used herein, "Environmental Laws" means all federal, state and local statutes, codes, regulations, rules, ordinances, orders, standards, permits, licenses, policies and requirements (including consent decrees, judicial decisions and administrative orders) relating to the protection, preservation, remediation or conservation of the environment or worker health or safety, all as amended or reauthorized, or as hereafter amended or reauthorized, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. § 9601, et seq., the Resource Conservation Recovery Act of 1976 ("RCRA"), 42 U.S.C. § 6901, et seq., the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. § 11001, et seq., the Clean Air Act, 42 U.S.C. § 7401, et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1251, et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601, et seq., the Safe Drinking Water Act, 42 U.S.C. § 300f, et seq., the Atomic Energy Act ("AEA"), 42 U.S.C. § 2012, et seq., the Occupational Safety and Health Act, 29 U.S.C. § 651, et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. § 1802, et seq. As used herein, "Hazardous Materials" means (1) "hazardous substances," as defined by CERCLA; (2) "hazardous wastes," as defined by RCRA; (3) any radioactive material, including, without limitation, any source, special nuclear or by-product material, as defined by AEA; (4) asbestos in any form or condition; (5) polychlorinated biphenyls; and (6) any other material, substance or waste to which liability or standards of conduct may be imposed under any Environmental Laws.
3.1.13    The operating statements for the Property delivered to Buyer are the operating statements relied on by Seller for internal administration and accounting purposes.
3.1.14    The copy of the IR Agreement delivered to Buyer is a true and complete

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

copy of the IR Agreement relied on by Seller for internal administration and accounting purposes.
All references in this Section 3.1 to "Seller’s actual knowledge", "Seller's knowledge" or words of similar import shall refer only to the best actual knowledge of Guy K. Hays (the "Designated Representative"), without any duty to review or investigate the matters to which such knowledge or the absence thereof pertains, including without limitation the information contained in the Property Materials or in the project’s or the Designated Representative’s files, and with no imputed knowledge whatsoever, whether from any other partner, officer, member, shareholder, agent or employee of Seller, or Seller’s members (or the members thereof) or any affiliate thereof or any consultant or agent of Seller or any other party whatsoever. There shall be no personal liability on the part of the Designated Representative arising out of any representations or warranties made herein. In the event that, on or prior to the Closing, Buyer discovers a breach of any warranty, representation or covenant made in this Agreement by Seller, then within five (5) days after learning of such breach (but not later than the Closing Date), Buyer shall notify Seller in writing of such breach. Within five (5) days after receipt of written notice from Buyer of any such breach (but not later than the Closing Date), Seller shall notify Buyer in writing of Seller's election: (i) not to cure such breach; or (ii) to attempt to cure such breach within ten (10) days of receipt of Buyer's notice, and, if necessary, the Closing will be extended accordingly (but in no event in excess of fifteen (15) days if Buyer has rate locked its acquisition financing or thirty (30) days if Buyer has not rate locked its financing). If Buyer first discovers any such breach less than three (3) days before the Closing Date, the Closing Date will, at Buyer’s election, be extended as necessary to permit Buyer to have a period of three (3) business days to make the election above. If Seller elects not to cure such breach, or if Seller fails to so cure all breaches by the Closing Date (as the Closing Date may have been extended in accordance herewith), then Buyer shall have the option to either: (a) terminate this Agreement by written notice to Seller in which event i) the entire Earnest Money Deposit shall be returned to Buyer, ii) if the circumstances which caused the breach occurred or became known to Seller prior to the Effective Date or were within Seller’s control, the Buyer shall be reimbursed for its Due Diligence Expenses (as hereafter defined) up to a maximum aggregate amount of $100,000, and iii) the rights and obligations of the parties hereunder shall terminate except as otherwise expressly set forth in this Agreement; or (b) elect to waive such breach and proceed to close subject to such breach without any adjustment to the Purchase Price and subject to the terms of Section 3.3 below; provided that, if Buyer fails to notify Seller of its election under the preceding clause (a) or (b) on or prior to the Closing Date (as the Closing Date may have been extended in accordance herewith), Buyer shall be deemed to have made the election under clause (b). If, after Closing, Buyer discovers a breach of a warranty, representation or covenant made by Seller of which Buyer did not have knowledge or constructive knowledge prior to the Closing, Buyer shall notify Seller in writing of the specifics of such breach and Buyer shall have the right to pursue all remedies available at law or equity, subject to Section 3.3 below.
3.2    Buyer’s Representations and Warranties. As of the Effective Date and effective through the Closing Date, Buyer hereby represents, warrants, covenants and agrees (which warranties, representations, covenants and agreements shall survive the Closing subject to Section 3.3 below) to and for the benefit of Seller as follows:

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

3.2.1    Buyer is a validly formed and duly authorized legal entity in good standing in its state of formation and is or will as of Closing be qualified to business in the State of North Carolina;
3.2.2    Buyer has the full power and authority to enter into and perform this Agreement in accordance with its terms, to consummate the transactions contemplated hereby and to execute and deliver all documents and instruments to be delivered by Buyer hereunder;
3.2.3    All requisite action (corporate, trust, partnership or otherwise) has been taken or obtained by Buyer in connection with the entering into of this Agreement and the consummation of the transactions contemplated hereby, or shall have been taken prior to the Closing Date;
3.2.4    The documents and instruments to be delivered by Buyer hereunder shall constitute the valid and legally binding obligations of Buyer, enforceable in accordance with their terms subject to the effect of applicable bankruptcy, insolvency, reorganization, or other similar laws affecting the rights of creditors generally, and Buyer (a) has not filed for and/or is not subject to any bankruptcy, reorganization or receivership proceeding or similar law affecting the rights of creditors generally, and (b) is not currently insolvent or at risk of becoming insolvent;
3.2.5    The individual(s) executing this Agreement and the documents contemplated hereunder on behalf of Buyer has/have the legal power, right and actual authority to bind Buyer to the terms and conditions of this Agreement and such documents without any additional signatories required hereto or thereto; and
3.2.6    Neither Buyer nor any of its affiliates or constituents nor, to the best of Buyer’s knowledge, any brokers or other agents of same, have engaged in any dealings or transactions, directly or indirectly, (i) in contravention of any U.S., international or other money laundering regulations or conventions, including, without limitation, the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986, the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, Trading with the Enemy Act (50 U.S.C. §1 et seq., as amended), or any foreign asset control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or (ii) in contravention of the Anti-Terrorism Order or on behalf of terrorists or terrorist organizations, including those persons or entities that are included on any relevant lists maintained by the United Nations, North Atlantic Treaty Organization, Organization of Economic Cooperation and Development, Financial Action Task Force, U.S. Office of Foreign Assets Control, U.S. Securities & Exchange Commission, U.S. Federal Bureau of Investigation, U.S. Central Intelligence Agency, U.S. Internal Revenue Service, or any country or organization, all as may be amended from time to time. Neither Buyer nor any of its affiliates or constituents nor, to the best of Buyer’s knowledge, any brokers or other agents of same, (i) are or will be conducting any business or engaging in any transaction with any person appearing on the U.S. Treasury Department’s Office of Foreign Assets Control list of restrictions and prohibited persons, or (ii) are a person described in section 1 of the Anti-

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

Terrorism Order, and to the best of Buyer’s knowledge neither Buyer nor any of its affiliates have engaged in any dealings or transactions, or otherwise been associated with any such person.
3.3    Survival of Representations and Warranties. Notwithstanding anything to the contrary, all agreements, representations and warranties made in this Agreement herein shall not be impaired by any investigation or other act of Buyer or Seller and shall not be merged into the documents executed and delivered at Closing, but rather, except for Article 6, Sections 2.5.4, 3.4, 7.4 and 7.16 which shall survive indefinitely, shall survive the Closing for nine (9) months following the Closing Date. Any claim by one party hereto against the other for the breach of any agreement, representation or warranty contained herein not made within the foregoing nine (9) month period will be forever barred.
3.3.1    Notwithstanding anything in this Agreement to the contrary, if the Closing occurs, Buyer hereby expressly waives, relinquishes and releases any right or remedy available to it at law, in equity or under this Agreement as the result of any of Seller’s representations or warranties being untrue, inaccurate or incorrect if (a) Buyer knew that such representation or warranty was untrue, inaccurate or incorrect at the time of the Closing, or (b) Buyer’s actual damages are reasonably estimated to aggregate less than Twenty Five Thousand Dollars ($25,000).
3.3.2    Notwithstanding any provision to the contrary contained in this Agreement or any documents executed by Seller pursuant hereto or in connection herewith, the maximum aggregate liability of the Seller, and the maximum aggregate amount which may be awarded to and collected by Buyer, in connection with the breach of any representations, warranties or covenants contained herein for which a claim is timely made (as determined under this Agreement) by Buyer shall not exceed Five Hundred Eighty Thousand Dollars ($580,000).
3.4    AS-IS.
3.4.1    Buyer represents that it is a sophisticated real estate investor and owner of real property and will conduct its own due diligence and investigations regarding the Property and Buyer’s intended uses thereof as provided for in this Agreement. Buyer further represents and acknowledges that this Agreement provides Buyer with sufficient time and opportunity to complete the Physical Inspections and Other Investigations of the Property, to review the Property Materials and to conduct any related due diligence of the Property which Buyer or its consultants or agents deem necessary and appropriate for Buyer to fully and completely evaluate the physical, environmental and economic condition of the Property and the Property's suitability for Buyer’s intended use. Buyer is purchasing the Property solely in reliance upon Buyer’s own due diligence and investigation of the Property, including the Physical Inspections and Other Investigations of the Property, and fully and completely represents, acknowledges, understands and agrees that, except for Seller representations and warranties expressly set forth in Section 3.1 of this Agreement, Buyer is not relying upon any representations, warranties or statements of any kind or nature whatsoever, whether oral or written, express or implied, that Seller, any direct or indirect constituent partner, member or shareholder of Seller, or any officer, director, shareholder, employee, agent, representative, broker, servant, successor, assign, affiliate or subsidiary of any of them, or any other person or entity acting on behalf of Seller or any such other party for whom Seller or such other party may be held legally responsible (collectively, the "Released Parties"),

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

may have made with respect to the following (collectively, the "Condition and Suitability of the Property"): 1) the contents, accuracy and completeness of the Property Materials, 2) any matters which were disclosed by or should have been disclosed by the Physical Inspections and Other Investigations of the Property, 3) the financial performance or the economic prospects of the Property, 4) the applicability or amount of any taxes upon or assessments against the Property, 5) the merchantability or habitability of the Property, the fitness of the Property or any portion thereof for any particular purpose or the suitability of the Property for Buyer’s intended use, 6) the environmental condition of the Property (including, without limitation, any contamination in, on, under or adjacent to the Property by any solid, hazardous or toxic substance, material or waste, including lead paint, asbestos and toxic or other mold and mildew), 7) the physical condition or quality of the Property, including without limitation the plumbing, sewer, HVAC, electrical, mechanical and similar operating systems, or the functionality, location and accessibility thereof, the adequacy of the roofs, foundations, structural integrity or earthquake preparedness of the Property, the quality of construction and sufficiency of undershoring, or any soils, subsurface, subsidence, drainage, seismic, geologic and hydrologic matters, 8) the size or dimensions of the Property or the accuracy of any floor plans, square footage estimates, drawings, renderings or lease abstracts, 9) whether the appliances, plumbing or electrical systems are in working order, 10) the Property’s or Seller’s compliance with applicable statutes, laws, codes, ordinances, regulations or requirements relating to the use, operation, leasing, zoning, subdivision, planning, building, fire, safety, health or environmental matters (including but not limited to the ADA, OSHA, the Subdivision Map Act, the Toxic Substances Control Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Clean Water Act, the Resource Conservation and Recovery Act and any other similar federal, state or local laws), 11) compliance with any applicable covenants, conditions or restrictions (whether or not of record), 12) access to the Property and the right to use adjoining property or rights of way, 13) the possibility of conversion of the Property to condominiums or Buyer's ability to obtain any required governmental approvals in connection therewith, and 14) any other matter affecting or relating to the Property, including but not limited to those matters relating to the use, operation, condition, title, occupation or management of the Property and Buyer’s ability to obtain any required governmental approvals in connection therewith. Buyer further represents and acknowledges and agrees that the period from the Effective Date until the Title Review Deadline provides Buyer with sufficient time and opportunity to complete its review of the State of Title to the Property, and that, except for Seller representations and warranties expressly set forth in Section 3.1 hereof, Seller makes no representation or warranty of any kind or nature whatsoever, either express or implied, regarding the accuracy or completeness of the Property Materials, the Title Report or the Survey. Buyer further acknowledges and agrees that the Property shall be conveyed by Seller and accepted by Buyer on and as of the Closing Date "AS IS, WHERE IS, WITH ALL FAULTS", without any representation or warranty of any kind or nature whatsoever, either express or implied, except as expressly set forth in Section 3.1 hereof, and with no right of setoff or reduction in the Purchase Price. Buyer hereby assumes the risk that adverse physical and environmental conditions may not have been revealed by the Property Materials, Buyer’s Physical Inspections and Other Investigations of the Property and any other due diligence investigations of Buyer.
3.4.2    Except as set forth in this Agreement with respect to the breach of any

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

representations or warranties of Seller, Buyer, for itself, and its affiliates, successors and assigns and any other party claiming by, through or under Buyer, hereby waives, releases, remises, acquits and forever discharges the Released Parties, of and from any claims, actions, causes of action, demands, rights, damages, costs, expenses, penalties, fines or compensation whatsoever, whether direct or indirect (collectively, the "Claims"), which any of them now has or may have in the future on account of or in any way arising out of or in connection with the Property or the Condition and Suitability thereof, whether caused by the Released Parties or any other party and whether or not known to Buyer at or before the Closing (collectively, the "Released Matters"). Without limitation on the foregoing, Buyer hereby assumes full responsibility for any injuries, damages, losses or liabilities that may arise or have arisen out of the Released Matters, whether known or unknown. Buyer acknowledges and hereby expressly agrees this Agreement shall extend to all unknown, unsuspected and unanticipated claims or damages, as well as those which are now disclosed, with respect to the Released Matters. The parties hereby acknowledge that each of the Released Parties other than Seller is intended to be a third party beneficiary of this Section 3.4.2.
ARTICLE 4
CONDITIONS OF BUYER’S OBLIGATIONS
4.1    Conditions. Buyer’s obligation to consummate the transaction contemplated by this Agreement shall be subject to the satisfaction or performance of the following terms and conditions, any one or more of which may be waived by Buyer in its sole discretion, in whole or in part, on or as of the Closing Date as such may be extended in accordance herewith:
4.1.1    Seller shall have kept, observed, performed, satisfied and complied with all terms, covenants, conditions, agreements, requirements, restrictions and provisions required by this Agreement to be kept, observed, performed, satisfied or complied with by Seller before, on or as of the Closing Date, in all material respects;
4.1.2    The irrevocable commitment of the Title Insurer to issue an ALTA Extended Coverage Owner’s Policy of Title Insurance for the Real Property if Buyer provided the Title Insurer with an acceptable Survey, otherwise, a Standard Coverage Owner's Policy of Title Insurance for the Property at the Closing, subject only to the Permitted Exceptions, with liability in the amount of the Purchase Price and with all applicable endorsements approved by the Title Insurer prior to the end of the Approval Period (the "Title Policy"); and
4.1.3    All of the representations and warranties of Seller set forth in this Agreement shall be true and correct at and as of the Closing Date in all material respects, without giving effect to any qualifications thereof based upon Seller’s knowledge, as though such representations and warranties were made at and as of the Closing Date.
4.2    Failure of Conditions. Upon the failure of the conditions precedent set forth in Section 4.1.1 which is not cured within fifteen (15) days after written notice from Buyer to Seller (and Seller shall have the right to extend the Closing Date by a period not to exceed fifteen (15) days if Buyer has rate locked its acquisition financing or thirty (30) days if Buyer has not rate locked its financing by delivering written notice to Buyer in order to permit such cure), Seller

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

shall be in default of this Agreement and Buyer shall be entitled to the remedies set forth in Section 8.2 of this Agreement. In the event of a failure of the conditions precedent set forth in Section 4.1.3, the provisions of Section 3.1 shall control. In the event of a failure of the conditions precedent set forth in Sections 4.1.2 then, unless Buyer waives such failure, this Agreement shall terminate, and Seller shall return the entire Earnest Money Deposit to Buyer and the rights and obligations of Buyer and Seller shall terminate except as expressly set forth in this Agreement.
ARTICLE 5
CONDITIONS OF SELLER’S OBLIGATIONS
5.1    Conditions. Seller’s obligation to consummate the transaction contemplated by this Agreement shall be subject to the satisfaction or performance of the following terms and conditions, any one or more of which may be waived by Seller in its sole discretion, in whole in part, on or as of the Closing Date as such may be extended in accordance herewith:
5.1.1    Buyer shall have kept, observed, performed, satisfied and complied with all terms, covenants, conditions, agreements, requirements, restrictions and provisions required by this Agreement to be kept, observed, performed, satisfied or complied with by Buyer before, on or as of the Closing Date, in all material respects; and
5.1.2    All of the representations and warranties of Buyer set forth in this Agreement shall be true and correct at and as of the Closing Date in all material respects as though such representations and warranties were made at and as of the Closing Date.
5.2    Failure of Conditions. Upon the failure of the conditions precedent set forth in Section 5.1.1 or 5.1.2, Buyer shall be in default of this Agreement and Seller shall be entitled to the remedies set forth in Section 8.1 of this Agreement.
ARTICLE 6
BROKERAGE COMMISSION
6.1    Seller hereby represents and warrants to Buyer that Seller has not dealt with any party that may be entitled to a finder’s fee or commission in connection with the transaction contemplated by this Agreement other than Holliday Fenoglio Fowler, L.P. ("Broker"). Subject to the occurrence of the Closing, Seller shall pay Broker a fee in connection with the transaction contemplated in this Agreement pursuant to the terms of a separate agreement between Broker and Seller. Seller hereby agrees to indemnify, defend and hold harmless Buyer from and against any liability, damages, attorney’s fees, court costs and expenses from causes of action, suits, claims, demands and judgments of any nature whatsoever arising out of, or in any way connected with, Seller’s dealings with Broker, other real estate brokers or other parties pertaining to this transaction claiming a finder's fee or commission other than Broker.
6.2    Buyer hereby represents and warrants to Seller that Buyer has not dealt with any party that may be entitled to a finder’s fee or commission in connection with the transaction

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

contemplated by this Agreement other than Broker. Buyer hereby agrees to indemnify, defend and hold harmless Seller from and against any liability, damages, attorney’s fees, court costs and expenses from causes of action, suits, claims, demands and judgments of any nature whatsoever arising out of, or in any way connected with, Buyer’s dealings with other real estate brokers or other parties pertaining to this transaction claiming a finder's fee or commission other than Broker.
6.3    Notwithstanding any provision of this Agreement to the contrary, the representations, warranties and agreements set forth in this Article 6 shall expressly survive Closing or the termination of this Agreement indefinitely.
ARTICLE 7
GENERAL PROVISIONS
7.1    Notice. All written notices and demands of any kind which either party may be required or may desire to serve upon the other party in connection with this Agreement may be (a) personally served, (b) served by registered or certified mail (postage pre-paid), (c) sent by facsimile or electronic mail transmission (provided that the original notice or demand is delivered by next day overnight delivery service), or (d) sent by next day overnight delivery service. Any such notice or demand shall be addressed to the parties as listed in this Section 7.1. Service of any such notice or demand shall be deemed complete upon receipt in the event of personal service, on the third business day after deposit in the U.S. mail if sent via registered or certified mail, upon transmission without notation of error in the event sent via facsimile or electronic mail transmission, and on the next business day if sent via an overnight delivery service with a delivery confirmation, if sent to each party at the address set forth below with the required proper postage:
TO BUYER:                Bluerock Real Estate, LLC
712 Fifth Avenue, 9th Floor
New York, New York 10019
Attention: Michael L. Konig, Esq
Telephone: (646) 278-4230
Facsimile: 646.278.4220
E-mail: mkonig@bluerockre.com

And with a copy to:        Kaplan Voekler Cunningham & Frank, PLC
1401 East Cary Street
Richmond, Virginia 23219
Attention: S. Edward Flanagan., Esquire
Telephone: (804) 823-4023
Facsimile: (804) 823-4099
E-mail: eflanagan@kv-legal.com
TO SELLER:                KBS LEGACY PARTNERS WESLEY LP
c/o Legacy Partners, Inc.
4000 E. 3rd Avenue, Sixth Floor

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

Foster City, CA 94404
Attn: Guy K. Hays
Telephone: (650) 571-2250
Facsimile: (650) 571-2253

E-mail:	hays@legacypartners.com

With a copy to:        Schultz & Wright, LLP
545 Middlefield Road, Suite 160
Menlo Park, CA 94025
Attn: Anne Keeler Wright, Esq.
Telephone: (650) 462-0900
Facsimile: (650) 462-0998
E-mail: wright@swllp.com

TO ESCROW AGENT:        Madison Title Agency, LLC
National Title Services
1125 Ocean Avenue
Lakewood, New Jersey 08701
Attention: Sydney Finelli
Telephone: (732) 333-2677
Facsimile: (732) 333-2678
Email: sfinelli@madisontitle.com

Any party, by written notice to the others in the manner herein provided, may designate an address different from that set forth above. Notices required pursuant to the terms of this Agreement shall be delivered prior to 5 p.m. (Pacific Time) on the date such notice is due. Any notice which is received or deemed received on a weekend or holiday shall be deemed to have been received on the first business day thereafter. Notices delivered by counsel for a party on behalf of such party shall be deemed delivered by such party.

7.2    Headings/Exhibits. The titles and headings of the various Articles and Sections hereof are intended solely for means of reference and are not intended for any purpose whatsoever to modify, explain or place any construction on any of the provisions of this Agreement. All Exhibits attached to this Agreement are incorporated by reference into this Agreement.
7.3    Severability. If any of the provisions of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement by the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable shall not be affected thereby, and every provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.
7.4    Attorneys’ Fees. In the event of any controversy, claim, dispute, arbitration, or litigation between the parties hereto to enforce or interpret any of the provisions of this

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

Agreement or any right of either party hereto, the non-prevailing party to such controversy, claim, dispute, arbitration or litigation agrees to pay to the prevailing party all costs and expenses, including reasonable attorneys’ fees and costs, court or dispute resolution costs, arbitrator’s, mediator’s, consultant’s and expert witness’ fees and costs incurred by the prevailing party, including, without limitation, fees incurred during trial or resolution of any action or dispute and any fees incurred as a result of an appeal from a judgment entered in any such matter. A prevailing party shall include without limitation (a) a party who dismisses an action in exchange for sums due, (b) the party who receives performance from the other party of an alleged breach of covenant or a desired remedy where such performance is substantially equal to the relief sought in an action, or (c) the party determined to be the prevailing party by a court of law. The terms of this Section 7.4 shall survive the Closing or termination of this Agreement indefinitely.
7.5    Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may not be modified, amended or otherwise changed in any manner except by a written instrument executed by the parties hereto.
7.6    Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of North Carolina.
7.7    Successors and Assigns. This Agreement and all the covenants, terms and provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
7.8    Assignment. Buyer shall not have the right to assign or transfer this Agreement or the rights herein to any third party other than to one or more entities which are owned by or under common direct or indirect management control with Buyer, which for all purposes includes Bluerock Residential Growth REIT, Inc. and its subsidiaries, without the prior written consent of Seller, which consent may be withheld in Seller’s sole and absolute discretion. For the avoidance of doubt, the parties acknowledge and agree that Buyer is likely to acquire the two parcels of Real Property through two separate affiliated entities and the Buyer shall have the right, in connection therewith, to partially assign the Agreement as to the applicate parcel to each such entity. In the event of such an assignment(s), Buyer shall notify Seller of the name and signature block of the proposed assignee(s) not less than five (5) business days before the Closing Date and the term Buyer as used in this Agreement shall include Buyer's permitted assignee(s); and Buyer and Buyer's permitted assignee(s) shall execute and deliver to Seller, on or before the Closing Date, a document, reasonably satisfactory to Seller, pursuant to which Buyer assigns its rights and obligations hereunder, any such assignee accepts and assumes such obligations, and the Buyer initially named herein is not released from any obligation hereunder.
7.9    Time of Essence. Time is of the essence of every provision herein contained.
7.10    Performance Due on Non-Business Day. If the time period for the performance of any act called for under this Agreement expires on a Saturday, Sunday, or any other day in which banking institutions in the State of North Carolina are authorized or obligated by law or executive order to close (a "Holiday"), the act in question may be performed on the next succeeding day that is not a Saturday, Sunday or Holiday.

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

7.11    Delivery of Possession. Possession of the Property shall be delivered to Buyer at the completion of the Closing subject only to the existing Leases and the Permitted Exceptions.
7.12    Construction. The parties acknowledge that, with respect to the transactions contemplated herein, (a) each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits thereto; (b) neither party has received from the other any accounting, tax, legal or other advice; and (c) each party has relied solely upon the advice of its own accounting, tax, legal and other advisors.
7.13    Counterparts. This Agreement may be executed in one or more counterparts. All such separate counterparts together shall constitute one and the same instrument. This Agreement may be executed and delivered pursuant to electronic means, and any pdf or other similarly form of this Agreement so delivered shall constitute an original Agreement.
7.14    No Recordation. Seller and Buyer each agrees that neither this Agreement nor any memorandum or notice hereof shall be recorded except in the event the sale of the Property fails to occur on the Closing Date due to Seller’s default hereunder and Buyer is pursuing specific performance against Seller pursuant to and in accordance with the terms of Section 8.2 hereof (in which case a lis pendens relating to such specific performance action may be filed). Buyer shall indemnify Seller against all costs, expenses and damages, including, without limitation, reasonable attorneys’ fees and disbursements, incurred by Seller by reason of the recording or filing by or on behalf of Buyer of any notice of pendency or other instrument not specifically permitted hereunder.
7.15    Confidentiality. Buyer acknowledges and agrees that any information heretofore or hereafter furnished to Buyer with respect to the Property, in the Property Materials or otherwise, has been and will be so furnished on the condition that Buyer maintain the confidentiality thereof until Closing. Buyer further acknowledges and agrees that the information obtained by Buyer pursuant to its Physical Inspections and Other Investigations of the Property were intended to be kept in confidence. Accordingly, Buyer shall hold, and shall cause its directors, officers, shareholders, agents, employees, consultants and other personnel and representatives to hold, in strict confidence, and not disclose to any other person without the prior written consent of Seller until the Closing shall have been consummated, a) information regarding the existence of this Agreement or the terms hereof and b) the information concerning the Property delivered to or for the benefit of Buyer, or otherwise obtained by Buyer pursuant to the Physical Inspections and Other Investigations of the Property or otherwise, whether by agents, consultants, employees or representatives of Buyer or by Seller or any of Seller’s agents, representatives or employees. In the event this Agreement is terminated or the Closing does not occur for any reason whatsoever, Buyer shall promptly use good faith efforts to return to Seller all of the Property Materials provided to Buyer without retaining any copy thereof or extracting any information therefrom (other than Buyer reasonably determines shall be retained for purposes of satisfying any legal requirements). Notwithstanding anything to the contrary hereinabove set forth, Buyer may (a) disclose such information using reasonable discretion to its

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

principals, officers, employees, consultants, attorneys, accountants, prospective lenders and investors, and if and as required in order to comply with applicable municipal, county, state or federal statutes, codes, ordinances, laws, rules or regulations, (b) disclose such information as required to comply with reporting obligations imposed by law or undertakings to investors or creditors in connection with the business of Buyer or its affiliates or to respond to a subpoena, civil investigative demand or similar process issued to Buyer or any of its affiliates or any of their respective representatives and (c) disclose such information to the extent Buyer reasonably believes is required by law, including applicable securities laws, or which is recommended in good faith by counsel to Buyer, including any such disclosure required to be undertaken through a press release. The provisions of this Section 7.15 shall survive any termination of this Agreement.
7.16    Limited Liability. Buyer, on behalf of itself and its trustees, officers, employees and shareholders, hereby agrees that in no event or circumstance shall any of the Released Parties (other than Seller) have any personal liability hereunder (other than to disgorge any Purchase Price distributions to such parties in the event that such distributions result in Seller being insolvent) and that any recourse Buyer shall have against the Released Parties (other than Seller) shall be limited to their interest in the Property. The terms of this Section 7.16 shall survive the Closing or earlier termination of this Agreement indefinitely.
7.17    Exchange. Seller and Buyer (the “Cooperating Party”) each agree to cooperate with the other (“Requesting Party”) and any escrow holder or exchange facilitator selected by the Requesting Party in effecting a qualifying exchange or exchanges under Section 1031 of the Internal Revenue Code of 1986, as amended (the "Code") undertaken by the Requesting Party with respect to the Property, either through assignment of this Agreement by the Requesting Party to a qualified intermediary or through other means determined by the Requesting Party, and the Cooperating Party shall execute such documents as may be reasonably requested by the Requesting Party provided that such documents shall not increase the Cooperating Party’s obligations over those otherwise contained in this Agreement. The Cooperating Party makes no representation to the Requesting Party regarding qualification of the Requesting Party’s exchange under Section 1031 of the Code and shall not be liable to the Requesting Party in any manner whatsoever if the exchange completed by the Requesting Party in accordance with this Section 7.17 should not qualify for any reason under Section 1031 of the Code. The Requesting Party hereby agrees to indemnify the Cooperating Party against all costs, expenses and liabilities incurred by the Cooperating Party in connection with any such exchange, to the extent the same would not have been incurred by the Cooperating Party in the absence of such exchange. Notwithstanding anything in this Section 7.17 to the contrary, it is a condition precedent to the Cooperating Party’s obligation to cooperate with the Requesting Party in any exchange that: (i) no material change to the terms of this Agreement results therefrom, (ii) the Cooperating Party shall not be required to acquire or hold title to any real property for the purpose of consummating the exchange, and (iii) consummation or accomplishment of such an exchange shall not be a condition precedent or a condition subsequent to the Requesting Party’s obligations under this Agreement and shall not delay the Closing.
7.18    Post-Closing Obligations Regarding Financial Information. Buyer has advised Seller that Buyer may be required to file, in compliance with certain laws and regulations

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

(including, without limitation, Regulation S-X of the Securities and Exchange Commission [“SEC”]), audited financial statements, pro forma financial statements and other financial information related to the Property for up to one (1) fiscal year prior to Closing and any interim period during the fiscal year in which the Closing occurs (the “Financial Information”). If Buyer or its principals give notice to Seller that it is (or they are) obligated to provide such information, following the Closing and for a period of ninety (90) days thereafter, Seller agrees to use its commercially reasonable efforts to cooperate with Buyer and its representatives and agents in the preparation of the Financial Information; provided, however, Seller shall not be required to (i) incur any out of pocket expenses or costs unless Buyer reimburses Seller for the same, (ii) provide information that was previously made available to Buyer or (iii) make any representations or warranties other than those contained herein. For a period of ninety (90) days after Closing, Seller shall maintain, and after reasonable advance written notice from Buyer, Seller shall provide access to such books and records of Seller and its property manager reasonably related to the Financial Information except as otherwise limited by this Section 7.18. Further, so long as the persons in charge of management of the Property at the time of Closing remain in the employ of Seller or an affiliate of Seller (including its property manager), after reasonable written notice to Seller, it will make such persons available for interview; provided, however, that Seller shall not incur any costs in connection with such interviews, which may occur via telephone, Seller shall be allowed to have other representatives present during any such interviews and Seller shall have no liability for and shall not be deemed to have made any representation or warranty related to any information obtained in such interviews. Notwithstanding the foregoing, Seller shall not be required to provide any information concerning (a) Seller’s, or any of Seller's affiliates’ or partners’ (collectively with Seller, the "Seller Financial Parties"), capital structure or debt, (b) any Seller Financial Parties' financial analyses or projections, investment analyses, account summaries or other documents prepared solely for any Seller Financial Parties' internal purposes or not directly related to the operation of the Property, (c) any Seller Financial Parties' tax returns, or (d) any Seller Financial Parties' financial statements (other than Property-level financial statements otherwise required pursuant to this Section 7.18). Buyer acknowledges and agrees that Buyer may not use any information provided pursuant to this Section 7.18 or the results of its review or interviews pursuant to this Section 7.18 to pursue any claim against any Seller.
ARTICLE 8
REMEDIES
8.1    BUYER’S DEFAULT. IN THE EVENT BUYER FAILS, WITHOUT LEGAL EXCUSE, TO COMPLETE THE PURCHASE OF THE PROPERTY PURSUANT TO THE TERMS OF THIS AGREEMENT, ALL AMOUNTS OF EARNEST MONEY PREVIOUSLY DEPOSITED WITH ESCROW AGENT BY BUYER SHALL BE FORFEITED TO SELLER AS THE SOLE AND EXCLUSIVE REMEDY AVAILABLE TO SELLER FOR SUCH FAILURE. THE PARTIES HAVE DISCUSSED AND NEGOTIATED IN GOOD FAITH UPON THE QUESTION OF DAMAGES TO BE SUFFERED BY SELLER IN THE EVENT SELLER IS IN COMPLIANCE WITH ITS OBLIGATIONS UNDER THIS AGREEMENT AND BUYER FAILS TO PURCHASE

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

THE PROPERTY DUE TO BUYER'S BREACH OF THIS AGREEMENT. BOTH PARTIES ACKNOWLEDGE AND AGREE THAT DAMAGES SELLER SHALL SUSTAIN AS A RESULT OF SUCH A BREACH WILL BE EXTREMELY DIFFICULT AND IMPRACTICAL TO ASCERTAIN. THE PARTIES HEREBY AGREE THAT LIQUIDATED DAMAGES IN THE AMOUNT OF THE BUYER'S EARNEST MONEY DEPOSIT ARE AND WILL BE REASONABLE. IN THE EVENT OF SUCH BREACH, AS SELLER'S SOLE AND EXCLUSIVE REMEDY, SELLER SHALL BE ENTITLED TO AND SHALL RECEIVE SUCH LIQUIDATED DAMAGES WITHOUT ADDITIONAL INSTRUCTIONS TO ESCROW AGENT, AND BUYER SHALL HAVE NO ADDITIONAL LIABILITY WHATSOEVER. THIS SUM SHALL BE PAID AND RECEIVED AS LIQUIDATED DAMAGES AND NOT AS A PENALTY. THE PARTIES HERETO AGREE THAT THE SUM STATED AS LIQUIDATED DAMAGES SHALL BE IN LIEU OF ANY OTHER RELIEF TO WHICH SELLER MIGHT BE ENTITLED BY VIRTUE OF BUYER'S FAILURE TO PURCHASE THE PROPERTY AS PROVIDED IN THE FIRST SENTENCE OF THIS SECTION 8.1 AND SHALL BE SELLER'S SOLE AND EXCLUSIVE REMEDY THEREFOR. NOTWITHSTANDING THE FOREGOING, THE PROVISIONS OF THIS SECTION 8.1 SHALL NOT APPLY TO ANY INDEMNITY OR ATTORNEYS' FEE PROVISIONS UNDER THIS AGREEMENT.
Buyer's Initials /s/ J.R.             Seller's Initials /s/ G.K.H.
8.2    SELLER’S DEFAULT. THE PARTIES HAVE DISCUSSED AND NEGOTIATED IN GOOD FAITH UPON THE QUESTION OF DAMAGES TO BE SUFFERED BY BUYER IN THE EVENT THAT BUYER IS IN COMPLIANCE WITH ITS OBLIGATIONS UNDER THIS AGREEMENT AND SELLER BREACHES THIS AGREEMENT AND FAILS TO SELL THE PROPERTY TO BUYER IN ACCORDANCE WITH THE TERMS HEREOF. BOTH PARTIES ACKNOWLEDGE AND AGREE THAT DAMAGES BUYER WOULD SUSTAIN AS A RESULT OF SUCH A BREACH WILL BE EXTREMELY DIFFICULT AND IMPRACTICAL TO ASCERTAIN. ACCORDINGLY, THE PARTIES HEREBY AGREE THAT BUYER’S SOLE AND EXCLUSIVE REMEDY IN SUCH CASE SHALL BE TO EITHER: (I) COMMENCE AN ACTION FOR SPECIFIC PERFORMANCE UNDER THIS AGREEMENT, BUT NOT FOR DAMAGES OF ANY KIND, AND RECOVER ITS ATTORNEYS FEES INCURRED IN CONNECTION THEREWITH PURSUANT TO SECTION 7.4 HEREOF, OR (II) TERMINATE THIS AGREEMENT, RECEIVE A REFUND OF THE ENTIRE EARNEST MONEY DEPOSIT AND RECEIVE FROM SELLER (AND BRING AN ACTION TO RECOVER SAME IF SELLER FAILS TO REMIT) REIMBURSEMENT OF BUYER’S DIRECT THIRD PARTY OUT OF POCKET COSTS AND EXPENSES ACTUALLY INCURRED IN CONNECTION WITH THE AGREEMENT, INCLUDING REASONABLE ATTORNEYS FEES, AND THE INSPECTION, ACQUISITION AND FINANCING OF THE PROPERTY INCLUDING WITHOUT LIMITATION ANY FORFEITED GOOD FAITH AND/OR RATE LOCK DEPOSITS, IN A MAXIMUM AMOUNT NOT TO EXCEED IN THE AGGREGATE $100,000 (THE “DUE DILIGENCE

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

EXPENSES”). BUYER SHALL HAVE NO OTHER REMEDY IN THE EVENT OF SELLER’S BREACH OF THIS AGREEMENT PRIOR TO THE CLOSING AND BUYER HEREBY WAIVES ANY RIGHTS IT MAY OTHERWISE HAVE TO SEEK OTHER REMEDIES. AS A CONDITION PRECEDENT TO BUYER EXERCISING ANY RIGHT IT MAY HAVE TO BRING AN ACTION FOR SPECIFIC PERFORMANCE HEREUNDER, BUYER MUST COMMENCE SUCH AN ACTION WITHIN NINETY (90) DAYS AFTER THE OCCURRENCE OF SELLER’S DEFAULT. BUYER AGREES THAT ITS FAILURE TO TIMELY COMMENCE SUCH AN ACTION FOR SPECIFIC PERFORMANCE WITHIN SUCH NINETY (90) DAY PERIOD SHALL BE DEEMED A WAIVER BY IT OF ITS RIGHT TO COMMENCE AN ACTION FOR SPECIFIC PERFORMANCE AS WELL AS A WAIVER BY IT OF ANY RIGHT IT MAY HAVE TO FILE OR RECORD A NOTICE OF LIS PENDENS OR NOTICE OF PENDENCY OF ACTION OR SIMILAR NOTICE AGAINST ANY PORTION OF THE PROPERTY. NOTWITHSTANDING THE FOREGOING, THE PROVISIONS OF THIS SECTION 8.2 SHALL NOT APPLY TO ANY INDEMNITY OR ATTORNEYS' FEE PROVISIONS UNDER THIS AGREEMENT.
Buyer's Initials /s/ J.R.                 Seller's Initials /s/ G.K.H.

[REMAINDER OF PAGE IS INTENTIONALLY BLANK.]

{00847420.10 46276-000125 }

F:\71018.005\Purchase Agreement\Purchase Agreement – Wesley Village v8.doc

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.
SELLER:

KBS LEGACY PARTNERS WESLEY LP, a Delaware limited partnership

By:	KBS LEGACY PARTNERS WESLEY GP LLC, a Delaware limited liability company, its General Partner

By:	KBS Legacy Partners Properties LLC, a Delaware limited liability company, its sole member

By:	KBS Legacy Partners Limited Partnership, a Delaware limited partnership, its sole member

By:	KBS Legacy Partners Apartment REIT, Inc., a Maryland corporation, its sole general partner

By:     /s/ Guy K. Hays
Guy K. Hays, Executive Vice President

KBS LEGACY PARTNERS WESLEY LAND LLC, a Delaware limited liability company

By:	KBS Legacy Partners Properties LLC, a Delaware limited liability company, its sole member

By:	KBS Legacy Partners Limited Partnership, a Delaware limited partnership, its sole member

By:	KBS Legacy Partners Apartment REIT, Inc., a Maryland corporation, its sole general partner

By:     /s/ Guy K. Hays
Guy K. Hays, Executive Vice President

{00847420.10 46276-000125 }    {

Signature Page to Purchase and Sale Agreement

BUYER:

BLUEROCK REAL ESTATE, LLC,
a Delaware limited liability company

By:	/s/ Jordan Ruddy

Name:	Jordan Ruddy

Title:	Authorized Signatory

The undersigned joins in the execution of this Agreement in order to acknowledge its agreement to act as Escrow Agent under the terms of this Agreement.
ESCROW AGENT:

MADISON TITLE AGENCY, LLC

By:	/s/ Samuel M. Shiel
Name:     Samuel M. Shiel

Title:	Senior Counsel, VP

{00847420.10 46276-000125 }    {

Signature Page to Purchase and Sale Agreement

EXHIBIT LIST
A    -    Legal Description of Real Property
B    -    List of Existing Personal Property
C    -    Form of Special Warranty Deed
D    -    Form of Bill of Sale and Assignment
E    -    Form of Assignment and Assumption of Leases

F	- Form of Assignment and Assumption of Contracts
G    -    Form of Notice to Tenants
H    -    Form of FIRPTA Affidavit
I    -    List of Service Contracts
J        Rent Roll
K    -    Intentionally Blank
L        Form of Seller’s Title Certificate
M        Property Materials
N        List of Licenses

{00847420.10 46276-000125 }

EXHIBIT "A"

LEGAL DESCRIPTION OF REAL PROPERTY
That certain land situated in the City of Charlotte, County of Mecklenburg, State of North Carolina, described as follows:
PARCEL 1:

LYING AND BEING in the City of Charlotte, County of Mecklenburg, North Carolina, and more particularly described as follows:

BEING all of Tract 2 and Tract 6 on plat recorded in Map Book 50, Page 862, Mecklenburg County Public Registry, as modified and affected by plats recorded in Map Book 51, page 392 and Map Book 53, page 499.

TOGETHER WITH all easements, rights, and appurtenances contained in Declaration of Easements recorded in Book 24097, page 749, Mecklenburg County Public Registry.

PARCEL 2:

LYING AND BEING in the City of Charlotte, County of Mecklenburg, North Carolina, and more particularly described as follows:

BEING all of Tract 3 on plat recorded in Map Book 50, Page 862, Mecklenburg County Public Registry, as modified and affected by plats recorded in Map Book 51, page 392 and Map Book 53, page 499.

TOGETHER WITH all easements, rights, and appurtenances contained in Declaration of Easements recorded in Book 24097, page 749, Mecklenburg County Public Registry.

{00847420.10 46276-000125 }
A-1

EXHIBIT "B"
LIST OF EXISTING PERSONAL PROPERTY
(See Attached)

{00847420.10 46276-000125 }

Property Inventory-Wesley Village

WESLEY VILLAGE APARTMENTS

Leasing Office

1. 4- Red Chairs	9. 1- HP Compaq Pro 4300 SN MXL25107S6
2. 2- Zebra Chairs	10. 1- HP Compaq Pro 4300 SN MXL25107RV
3. 2- Office Desks	11. 2- NEC Phones
4. 2- Credenza	12. 2- Paintings
5. 1- Red End Table	13. 3- Fake Plants
6. 1- Black Lamp	14. 5- Plastic Bins
7. 2-Red Pillows	15. 1- Helium Tank
8. 1- Coffee Table	16. 2- Rolling Chairs

Manager's Office

1. 1- Desk	5. 1- HP Printer Laser Jet Pro 400 SN PHGDF70082
2. 1- Credenza	6. 1- Bulletin Board
3. 2- Red Chairs	7. 2- Paintings
4. 1- HP Elite Display E231i SN 2VA5162KPR	8. 1- NEC Phone

Back Office

1. 2- 5 Drawer File Cabinets	13. 2- NEC Phones
2. 1- Painting	14. 1- Savin Printer 9025 SN 6595601554
3. 1- Paper Cutter	15. 3- Waste Baskets
4. 1- HP Compaq Pro 4300 SN MXL55107SW	16. 1- Paper Shredder
5. 1- Dell Optiplex 760 SN 32902256449	17. 1- Desk
6. 1- Dell Optiplex 760 SN 32902303105	18. 2- Drawer File Cabinet
7. 3- Rolling Chairs	19. 1- Clock
8. 1- Package Rack	20. 1- Check Scanner
9. 1- KeyTrak Machine	21. 3- IPads
10. 1- Bulletin Board	22. Sentry Safe
11. 1- Wipe Board	
12. 1- Make Ready Board	

Modem Room

1. 1- Dolly	7. 1- Folding Table
2. 1- Video Monitoring System	8. 1- Window Squeegee
3. 2- Legacy Bikes	9. 1- "Sparkle" Bucket (Bucket w/ Cleaning Supplies)
4. 1- Vacuum Cleaner	10. 1- TWC Box
5. 1- Push Broom	11. 1- Plunger
6. 2- Corn Hole Boards

{00847420.10 46276-000125 }

Office Kitchen

1. 1- Table 2. 3- Chairs 3. 1- Whirlpool Microwave 4. 1- Whirlpool Refrigerator SN vsy13576620	5. 1- Trash Can 6. 1- Toaster 7. 1- Whirlpool Dishwasher SN Fy3688668 8. 1- Valet Dry Cleaning Rack

Lobby

1. 4- Chairs with Pillows 2. 13- Table Art 3. 2- Plants 4. 2- Side Tables 5. 4- Floor Art 6. 6- Paintings 7. 2- Sculptures w/ Rock Pit 8. 1- Flat Screen TV	9. 1- Decorative Stand 10. 2- Floor Lamps 11. 1- Coffee Table 12. 1- U-Shaped Couch with Pillows 13. 2- Area Rugs 14. 4- Sets of Tall White Curtains 15. 1- Leather Red Sitting Couch

Game Room

1. 2- Plants 2. 6- Table Art 3. 12- Wall Art 4. 4- Conversation Chairs with Pillows 5. 4- Foot Stools 6. 1- Kitchen Aid Refrigerator SN EKY23 7. 12- Bar Stools 8. 2- Trash Cans 9. 4- Pub Tables	10. 2- Floor Lamps 11. 1- 52" LG Flat Screen TV SN908RMVB172879 12. 1- 37" LG Flat Screen TV SN906RMMD004899 13. 1- Wii 14. 1- Xbox 360 15. 1- Blu-ray Player 16. 1- Pool Table with Balls 17. 7- Pool Que Sticks 18. 1- Area Rug

Business Center

1. 23- Table Art 2. 6- Wall Art 3. 39- Books 4. 9- Decorative Pillows 5. 1- HP Elite One 800 SN MXL53014W6 6. 1- HP Elite One 800 SN MXL53014W7 7. 1- HP Compaq Pro 4300 SN MXL34914P5 8. 1- 52" LG Flat Screen TV SN N908RMCJ172715 9. 1- Kitchen Aid Refrigerator SN EKY2300209	10. 1- Kitchen Aid Refrigerator SN EKY2300188 11. 1- HP LaserJet Pro MFP M426fdn Printer SN PHB8H9900Z426 12. 1- HP LaserJet Pro 400 Color M451nw Printer SN CNDG301884 13. 14- Chairs 14. 1- Glass Table (2 glass tables to be replaced) 15. 3- Table Pedestals 16. 1- Trash Can 17. 1- Water Cooler 18. 1- Whirlpool Ice Maker- SN K60902419 19. Starbucks Coffee Machine

Fitness Center

1. 1- Leg Curl/Extension 2. 1- Abdominal/Back Extensions 3. 1- Bike 4. 3- Tread Mills 5. 2- Elliptical 6. 1- Weight Press 7. 1- Weight Lat and Row Machine	8. 1- Multi-Press 9. 24- Dumb Bell Weights 10. 1- LG 32" Flat Screen TV SN 907remen034598 11. 1- LG 32" Flat Screen TV SN 907ryma099179 12. 1- LG 32" Flat Screen TV SN 907rmvb099215 13. 1- LG 32" Flat Screen RV SN 907rmya099746 14. 3- Wall Mirrors 15. 1- Trash Can

{00847420.10 46276-000125 }

Yoga Room

1. 1- LG 32" Flat Screen TV SN 907rmxx034692 2. 1- LG 32" Flat Screen TV SN 907rmuy034574 3. 6- Pillows 4. 8- Mats (Total in gym and Yoga room) 5. 4- Blankets 6. 4- Step Blocks 7. 2- Straps	8. 4- Wall Art 9. 1- Curtain 10. 3- Table Art 11. 1- Plant 12. 3- Wall Mirrors 13. 1- Bench

Model Unit 2708-101

Guest Bedroom- 1. 1- King Size Bed 2. 1- Tall Dresser 3. 2- Night Stands 4. 3- Lamps 5. 4- Wall Pictures	6. 1- Long Mirror 7. 4- Table Art 8. 2- Table Pictures 9. 1- Plant 10. 2- Pictures in Closet
Master Bedroom- 1. 1- King Size Bes with Large Headboard/ Night Stands Attached 2. 1- Dresser with Mirror 3. 3- Lamps 4. 3- Wall Pictures	5. 2- Table Pictures 6. 3- Pictures in Closet 7. 5- Table Art 8. 1- Plant
Living Room- 1. 1- Couch 2. 1- Chair 3. 1- Coffee Table 4. 1- End Table 5. 1- Floor Lamp 6. 1- Table Lamp	7. 1- Decorative Shelf 8. 2- Wall Pictures 9. 2- Floor Art 10. 2- Plants 11. 6- Table Art 12. 2- Table Pictures
Dining Room- 1. 1- Glass Table 2. 9- Chairs 3. 1- 10x5 Mirror	4. 1- Wall Art 5. 1- Floor Art 6. 1- Plant 7. 1- Table Art
Kitchen- 1. 1- Platter 2. 1- Glass Candy Jar 3. 1- Silver Tea Set 4. 1- Espresso Maker	5. 1- Salt/Pepper Grinder Set 6. 1- Spice Holder and 14 Spice Containers 7. 6- Table Art 8. 2- Wall Pictures
Hallway- 1. 1-Wall Picture 2. 2- Wall Art	3. 5- Table Art 4. 1- Table Picture 5. 1- Chair
Guest Bathroom- 1. 2- Wall Pictures 2. 1- Shower Curtain	3. 6- Table Art 4. 2- Towels
Master Bathroom- 1. 2- Pictures 2. 1- Shower Curtain 3. 4- Table Art	4. 2- Towels 5. 1- Sponge 6. 1- Loofah

Maintenance Shop

1. 1- Leasing Golf Cart with Charge 2. 2- Maintenance Golf Carts with Charge 3. 1- Carpet Cleaning Machine/Water Extraction	14. 2- 12 ft Ladders 15. 1- 20 ft Extension Ladder 16. 1- 4 Gallon Shop Vacuum

{00847420.10 46276-000125 }

4. 1- 4000psi Pressure Washer	17. 1- Stick Welder
5. 1- Back Pac Leaf Blower	18. 1- Bosch Jig Saw
6. 1- Set Oxy Torch Kit	19. 1- Nitrogen Tank Kit
7. 1- Recovery Machine	20. 1- Key Cutting Machine
8. 1- HVAC Scale	21. 1- Bradford Hot Water heater 40 gal
9. 1- Oil Less Compressor	22. 1- Furniture Dolly
10. 2- Vacuum Pumps	23. 2- Hand Carts
11. 1- Back Pack Vacuum	In Mechanical Closet bldg. #1
12. 1- Miter Saw	24. 2- 1100 BTU Portable AC Unit
13. 1- 8 ft Ladder	25. 1- 16 Gallon Shop Vacuum
	26. 1- Portable Carpet Spattering Machine

Pool

1. 2- Sunbrite Flat Screen TV's	7. 12- End Tables
2. 2- Firematic Propane Gas Grills	8. 30- Single Lounge Chairs
3. 7- Patio Tables	9. 2- Double Lounge Chairs
4. 7- Tall Chairs	10. 3- Beach Chairs
5. 20- Chairs	11. 9- Trash Cans
6. 5- Umbrellas	12. 4- Patio Cushioned Couch Sets

Courtyard beside 1606 Building

1. 1- Firematic Propane Gas Grill	4. 4- Chairs
2. 1- Trash Can	5. 1- Park bench
3. 1- Patio Table	

Courtyard between Building 1618 and 1606

1. 1- Table	3. 1- Umbrella
2. 4- Chairs	4. 1- Trash Can

Courtyard beside 2721 Building

1. 2- Small Patio Tables	3. 1- Bench
2. 4- Chairs	

Trash Area

1. 1- Trash Compactor

Property Wide

1. 301- Washer and Dryer Sets
2. 301- Refrigerators
3. 301 - Microwaves
4. 301 - Dishwashers
5. 10- Pet Stations

{00847420.10 46276-000125 }

EXHIBIT "C"
[FORM OF DEED]

Tax Lot Nos. 07104114 & 07104116        Parcel Identifier No.

Verified by                County on the ____ day of ________________, 20__

By:

Mail after recording to:	_________________________________________________________________________

This instrument was prepared by:

Excise Tax: $___________.

Brief description for the Index

DEED

THIS DEED made as of _________________, 20__, by and between

GRANTOR	GRANTEE
Enter in appropriate block for each party: name, address, and, if appropriate, character of entity, e.g. corporation or partnership
The designation Grantor and Grantee as used herein shall include said parties, their heirs, successors, and assigns, and shall include singular, plural, masculine, feminine or neuter as required by context.

WITNESSETH, that the Grantor, for a valuable consideration paid by the Grantee, the receipt of which is hereby acknowledged, has and by these presents does grant, bargain, sell and convey

{00847420.10 46276-000125 }

unto the Grantee in fee simple, all that certain lot or parcel of land situated in Mecklenburg County, North Carolina and more particularly described as follows:

See Exhibit “A” attached hereto
and incorporated herein by reference.

The property hereinabove described was acquired by Grantor by Instrument recorded in Deed Book _________, Page ______.

A map showing the above described property is recorded in Map Book 53, Page 499.

TO HAVE AND TO HOLD the aforesaid lot or parcel of land and all privileges and appurtenances thereto belonging to the Grantor in fee simple.

And the Grantor covenants with the Grantee, that Grantor has done nothing to impair such title as Grantor received, and Grantor will warrant and defend the title against the lawful claims of all persons claiming by, under or through Grantor, except for the exceptions hereinafter stated.

Title to the property hereinabove described is subject to the following exceptions:

See Exhibit “B” attached hereto
and incorporated herein by reference.

By acceptance of this Deed, Grantee specifically consents to the terms of Exhibit “C” attached hereto and incorporated herein by reference, which covenants and conditions shall run with the title to the property conveyed hereby.

This Deed is made without any covenant, warranty or representation by, or recourse against, Grantor except to the extent expressly provided herein. By acceptance of this Deed, Grantee specifically acknowledges that Grantee is not relying on (and Grantor, does hereby disclaim and renounce) any representations or warranties of any kind or nature whatsoever, whether oral or written, express, implied, statutory or otherwise, from Grantor regarding or relating to (a)  the operation of the Real Property or uses or merchantability or fitness of any portion of the Real Property for a particular purpose; or (b) the physical condition of the Real Property or the condition or safety of the Real Property or suitability of the Real Property for a particular purpose. Grantor hereby disclaims and, by its acceptance of this Deed Grantee hereby waives and releases, any implied or statutory warranties or guaranties of fitness, merchantability or any other statutory or implied warranty or guaranty of any kind or nature regarding or relating to the Real Property. By acceptance of this Deed, Grantee acknowledges and agrees that the provisions of this paragraph were a material factor in Grantor’s agreement to convey the Real Property to Grantee and Grantor would not have conveyed the Real Property to Grantee unless Grantor is expressly released and Grantee waives the rights as set forth in this paragraph.

The property hereinabove described does not include the primary residence of the Grantor.

{00847420.10 46276-000125 }

If any term or provision of this Deed or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Deed or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Deed shall be valid and enforced to the fullest extent permitted by law.

IN WITNESS WHEREOF, the Grantor has caused this instrument to be signed and sealed in its limited liability company name, the day and year first above written.

GRANTOR:

KBS LEGACY PARTNERS WESLEY LP, a Delaware limited partnership

By: KBS LEGACY PARTNERS WESLEY GP LLC, a Delaware limited liability company, its General Partner

By: KBS Legacy Partners Properties LLC, a Delaware limited liability company, its sole member

By: KBS Legacy Partners Limited Partnership, a Delaware limited partnership, its sole member

By: KBS Legacy Partners Apartment REIT, Inc., a Maryland corporation, its sole general partner

By: _____________________________
Name:________________________
Title:_________________________

KBS LEGACY PARTNERS WESLEY LAND LLC, a Delaware limited liability company

By: KBS Legacy Partners Properties LLC, a Delaware limited liability company, its sole member

By: KBS Legacy Partners Limited Partnership, a Delaware limited partnership, its sole member

By: KBS Legacy Partners Apartment REIT, Inc., a Maryland corporation, its sole general partner

By: _____________________________
Name:________________________
Title:_________________________

{00847420.10 46276-000125 }

Accepted: [Insert GRANTEE SIGNATURE BLOCK]
[ADD NOTARY BLOCKS]

{00847420.10 46276-000125 }

EXHIBIT A

LEGAL DESCRIPTION

PARCEL 1:

LYING AND BEING in the City of Charlotte, County of Mecklenburg, North Carolina, and more particularly described as follows:

BEING all of Tract 2 and Tract 6 on plat recorded in Map Book 50, Page 862, Mecklenburg County Public Registry, as modified and affected by plats recorded in Map Book 51, page 392 and Map Book 53, page 499.

TOGETHER WITH all easements, rights, and appurtenances contained in Declaration of Easements recorded in Book 24097, page 749, Mecklenburg County Public Registry.

PARCEL 2:

LYING AND BEING in the City of Charlotte, County of Mecklenburg, North Carolina, and more particularly described as follows:

BEING all of Tract 3 on plat recorded in Map Book 50, Page 862, Mecklenburg County Public Registry, as modified and affected by plats recorded in Map Book 51, page 392 and Map Book 53, page 499.

TOGETHER WITH all easements, rights, and appurtenances contained in Declaration of Easements recorded in Book 24097, page 749, Mecklenburg County Public Registry.

{00847420.10 46276-000125 }

EXHIBIT B

PERMITTED TITLE EXCEPTIONS

{00847420.10 46276-000125 }

EXHIBIT C

RESTRICTION AGAINST CONDOMINIUM

The real property set forth on Exhibit A (the “Property”) shall hereafter be held, transferred, sold, leased and encumbered, conveyed, and occupied, subject to the covenants, conditions, and restrictions set forth in numbered paragraphs 1 through 7 immediately following (collectively, the “Restrictive Covenants”), each of which is for, and shall inure to the benefit of the Benefited Persons:
1.    From and after the date hereof through and including May 24, 2020 (the “Term”): (a) no Condominium shall be created covering the Property, (b) no Condominium Conversion shall be affected or implemented, nor shall a Condominium Project be created, with regard to the units within the Property, and (c) no Condominium Plat shall be filed affecting the Property.
2.    In the event of the violation or breach of any of the Restrictive Covenants, each Benefited Person shall have the right to prosecute a proceeding at law or in equity against the party or parties who have violated or are attempting to violate any of the Restrictive Covenants, to enjoin or prevent them from doing so, to cause such violation to be remedied, including without limitation, court costs and attorney fees in enforcing the Restrictive Covenants. Without limiting the foregoing, any party or parties who breaches the Restrictive Covenants set forth in Section 1 herein above and any successor or assign of such party or parties (other than a mortgagee with a security interest in the Property, and with respect to a mortgagee with a security interest in the Property and its successors and assigns, subject to the terms set forth below in this paragraph 2) shall, and does hereby, to the fullest extent permitted by law, indemnify, defend and hold each Benefited Person harmless from and against any and all liabilities, damages, losses, claims, causes of action, suits, demands, charges, complaints, costs and expenses (including, without limitation, attorneys’ fees and costs of litigation), which any of the Benefited Persons may suffer, incur or be obligated to perform arising out of such party or parties breach or failure to strictly comply with the Restrictive Covenants, including, without limitation, all liabilities, damages, losses, claims, causes of action, suits, demands, charges, complaints, costs and expenses arising or accruing as a result of any claims by subsequent owners of any portion of the Property (including owners of condominium units or owners of a cooperative, as the case may be) relating to (a) the development, design, construction and maintenance of the Property and any defects, breaches of contract, errors, omissions, or negligence in connection therewith, or (b) any omissions, misrepresentations or misstatements in any conversion, condominium or cooperative documents, or (c) any other liabilities that Grantor or any Benefitted Person could be responsible for under applicable local law as a result of a Condominium Conversion. All remedies provided herein or at law or in equity shall be cumulative and not exclusive of any other remedy at law or in equity. Under no circumstances shall the violation of the terms of the Restrictive Covenants result in a forfeiture or reversion of title.
With respect to a mortgagee with a security interest in the Property and its successors and assigns, notwithstanding the foregoing to the contrary, in the event of a sale, transfer, or other disposition of the Property by a mortgagee, including but not limited to a conveyance pursuant to a deed-in-lieu of foreclosure or the sale of the Property at a foreclosure, the transferee (including the mortgagee or an affiliate of a mortgagee as a purchaser at a foreclosure sale) shall not have

{00847420.10 46276-000125 }

indemnity obligations resulting from a prior owner’s breach of the Restrictive Covenants set forth in Section 1: such transferees shall not have the obligation to indemnify, defend and hold harmless the Benefited Persons with respect to any breach by a prior owner of the Property of the Restrictive Covenants set forth in Section 1 occurring prior to such transferee’s acquisition of the Property.
3.    The Restrictive Covenants are appurtenant to and run with the Property, and shall be binding and enforceable against all parties having any right, title or interest in the Property, and their respective heirs, successors and assigns, and shall inure to the benefit of each Benefited Person.
4.    Failure on the part of any Benefited Person to complain of any act or failure to act to enforce the Restrictive Covenants irrespective of how long such failure continues shall not constitute a waiver by any of the Benefited Persons of the right to strictly enforce any violation of the Restrictive Covenants. Notwithstanding any provision hereof to the contrary, Grantor, in its sole discretion, may elect to waive, modify, amend, or terminate any or all of the Restrictive Covenants set forth herein; provided, however, that, no such waiver, modification, amendment or termination shall be effective unless the same is set forth in a writing executed by Grantor and such writing is filed with the County Recorder for the county in which the Property is located. Grantor does hereby waive, for and on behalf of itself and any Benefited Parties, the enforcement of the Restrictive Covenants as against any mortgagee with a security interest in the Property except and to the extent of the right of each Benefited Person to prosecute a proceeding at law or in equity against such mortgagee for violating or attempting to violate any of the Restrictive Covenants while such mortgagee or its affiliate has ownership of the Property (following a foreclosure event or deed-in-lieu thereof), and to enjoin or prevent them from doing so; and such waiver of enforcement against any mortgagee shall not alter or impair the right to enforce the Restrictive Covenants as against any owner/mortgagor.
5.    If any term, covenant, condition or provision of the Restrictive Covenants, or the application thereof to any person, entity or circumstance, shall ever be held to be invalid or unenforceable, then in each such event the remainder of the Restrictive Covenants or the application of such term, covenant, condition or provision to any other person or any other circumstance (other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each term, covenant, condition and provision hereof shall remain valid and enforceable to the fullest extent permitted by law.
6.    Notwithstanding anything to contrary contained herein, no expiration of the Restrictive Covenants and no earlier termination of the Restrictive Covenants shall be deemed to waive or release any party from any prior breach of the Restrictive Covenants.
7.    As used in this Deed, the following terms shall have the following meanings:
(a)    “Benefited Person” means all of the following: (i) Grantor, (ii) any constituent entity or affiliate of Grantor and any partner, member, shareholder, officer, or director of any such constituent entity or affiliate of Grantor, (iii) Wesley Village Development, LP, a Delaware limited partnership (“WVD”), (iv) any constituent entity or affiliate of WVD and any partner, member, shareholder, officer, or director of any such constituent entity or affiliate of WVD, and (v) any other person or entity who has been designated as a “Benefited Person”,

{00847420.10 46276-000125 }

in a writing executed and delivered after the date hereof by either Grantor or any successor or assign of Grantor and filed for record with the County Recorder for the county in which the Property is located.
(b)    “Condominium” means a condominium as defined under the "North Carolina Condominium Act", Section 47C of the North Carolina General Statutes (the “Condominium Act”), or any similar statute or law which defines a condominium.
(c)    “Condominium Conversion” means the filing or recording with the applicable county clerk or county recorder, or other applicable state, municipal or local governmental entity or agency, of any document providing for the conversion of the Property to a Condominium Project.
(d)    “Condominium Plan” means a condominium plan or declaration filed in connection with the Condominium Act, or any similar statute or law which defines a condominium plan.
(e)    “Condominium Plat” means any condominium plat filed in connection with the Condominium Act, or any similar statute or law which defines a condominium plat.
(f)    “Condominium Project” means any project all or a portion of which has located thereon a Condominium or a Condominium Conversion.
8.    The Restrictive Covenants shall automatically terminate and expire and be of no further force or effect at the end of the Term. However, the Restrictive Covenants will cease to apply to any building on the Property if the building is completely destroyed by casualty or demolished. No documentation or further instrument will be required to evidence the termination of the Restrictive Covenants and all current and future owners, lenders, title insurers and others having an interest in the Property may rely simply on the expiration of the Term as conclusive evidence of termination of the Restrictive Covenants.

{00847420.10 46276-000125 }

EXHIBIT “D”
BILL OF SALE AND ASSIGNMENT
For valuable consideration, receipt of which is hereby acknowledged, KBS LEGACY PARTNERS WESLEY LP, a Delaware limited partnership formerly known as KBS Legacy Partners Wesley LLC, a Delaware limited liability company, and KBS LEGACY PARTNERS WESLEY LAND LLC, a Delaware limited liability company (collectively, "Seller"), sells, conveys, and assigns to ___________________________________ ("Buyer"), with no representation or warranty of any kind or nature whatsoever , and at no cost, expense or liability to Seller, the following:
1)    All improvements and fixtures presently located on the improved real property commonly known as the Wesley Village Apartments located at 2715 Wet Stone Way, Charlotte, North Carolina 28208 as more particularly described on Exhibit "A" attached hereto (the "Real Property"), 301 apartment units, plus amenities, all other buildings and structures presently located on the Real Property, all apparatus, equipment and appliances used in connection with the operation or occupancy thereof, such as heating and air conditioning and mechanical systems and facilities used to provide any utility or fire safety services, parking services, refrigeration, ventilation, trash disposal, recreation or other services thereto (collectively, the "Improvements");
2)    The personal property owned by Seller which is located on and used in connection with Seller's business operations on the Real Property including the personal property more particularly described on Exhibit "B" attached hereto (collectively, the "Personal Property"); and
3)    To the extent such are assignable, Seller’s right, title and interest in (a) all licenses, license agreements and other similar agreements with licensees or other persons or entities using any portion of the Real Property or Improvements (collectively, the “Licenses”), a current list of which is attached hereto as Exhibit C; (b) all permits, licenses, certificates of occupancy, if any, entitlements and governmental approvals that relate to the Real Property, Improvements, Personal Property, Leases, or Assumed Service Contracts, (collectively, the “Permits”); (c) the Infrastructure Reimbursement Agreement dated August 20, 2008 between Seller, as assignee of Wesley Village Development, LP, and the City of Charlotte (the “IR Agreement”), (d) the name, “Wesley Village Apartments,” marks, other symbols and general intangibles that primarily relate to the Real Property or the Improvements including any websites or URLs used solely in connection with the Property (other than the names KBS Legacy Partners Wesley LP, KBS Legacy Partners Wesley GP LLC, KBS Legacy Partners Wesley LLC, KBS Legacy Partners Wesley Land LLC, Legacy Partners Residential, Inc., Legacy Partners Residential LLC, Legacy Partners, Inc., Legacy Partners, Legacy or derivatives thereof, KBS Legacy Partners Properties LLC, KBS Legacy Partners Limited Partnership, and KBS Legacy Partners Apartment REIT; and (e) Warranties, as listed in Exhibit D attached hereto (collectively, the “Intangible Property”). For purposes hereof, “Warranties” shall mean any construction warranties from the contractors or subcontractors that were involved in the construction of the Improvements and manufacturer warranties and guaranties covering the Improvements and

{00847420.10 46276-000125 }

Personal Property to the extent such extend beyond the date hereof, including, without limitation, roof, HVAC, water heater and window blind warranties. The Improvements, the Personal Property and the Intangible Property are collectively referred to herein as the "Assets".
Seller agrees that Seller will, at the written request of Buyer, from time to time, execute and deliver to Buyer, at no cost or expense to Seller, all other and further instruments necessary to vest in Buyer any of Seller’s right, title and interest in or to any of the Assets.
This Bill of Sale and Assignment has been executed and delivered in connection with that certain Agreement for Purchase and Sale dated as of December __, 2016, by and between Seller and Buyer, as successor in interest by assignment from ___________________, a _____________________ (as amended and assigned, the "Purchase Agreement"). This Bill of Sale and Assignment shall be effective upon the occurrence of the Closing as such term is defined in the Purchase Agreement.

{00847420.10 46276-000125 }

IN WITNESS WHEREOF, Seller has executed this Bill of Sale and Assignment as of the ____ day of ____________, 20__.
SELLER:

KBS LEGACY PARTNERS WESLEY LP, a Delaware limited partnership

By:	KBS LEGACY PARTNERS WESLEY GP LLC, a Delaware limited liability company, its General Partner

By:	KBS Legacy Partners Properties LLC, a Delaware limited liability company, its sole member

By:	KBS Legacy Partners Limited Partnership, a Delaware limited partnership, its sole member

By:	KBS Legacy Partners Apartment REIT, Inc., a Maryland corporation, its sole general partner

By:_______________________________
Name:________________________
Title:_________________________

KBS LEGACY PARTNERS WESLEY LAND LLC, a Delaware limited liability company

By:	KBS Legacy Partners Properties LLC, a Delaware limited liability company, its sole member

By:	KBS Legacy Partners Limited Partnership, a Delaware limited partnership, its sole member

By:	KBS Legacy Partners Apartment REIT, Inc., a Maryland corporation, its sole general partner

By:_______________________________
Name:________________________
Title:_________________________

{00847420.10 46276-000125 }

EXHIBIT "E"
ASSIGNMENT AND ASSUMPTION OF LEASES
THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this "Assignment") is made and entered into as of this ____ day of _______, 20__, by and between KBS LEGACY PARTNERS WESLEY LP, a Delaware limited partnership formerly known as KBS Legacy Partners Wesley LLC, a Delaware limited liability company ("Assignor"), and __________________________ ("Assignee"), with reference to the following:
RECITALS:
WHEREAS, Assignor is the landlord under the leases described on Exhibit "A" attached hereto (the "Leases") which relate to portions of the real property commonly known as the Legacy Wesley Village Apartments located at 2715 Wet Stone Way, Charlotte, North Carolina 28208 as more particularly described on Exhibit "B" attached hereto (the "Property"); and
WHEREAS, pursuant to that certain Agreement for Purchase and Sale between Assignor and Assignee, as successor in interest by assignment from ______________a _______________, dated as of __________, 2016 (as amended and assigned, the "Purchase Agreement"), Assignor has agreed to assign and Assignee has agreed to assume, without representation or warranty of any kind or nature whatsoever, express or implied, except as expressly contained in the Purchase Agreement, and at no additional cost or expense to Assignor, the Leases. Assignee has further agreed to assume the liability for the Security Deposits (defined below), to the extent delivered to, or credited to Assignee.
NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:
1.    This Assignment shall be effective for all purposes as of the date that the Closing occurs pursuant to and as defined in the Purchase Agreement (the "Effective Date").
2.    Assignor does hereby sell, assign, transfer, convey, set over and deliver to Assignee, without representation or warranty of any kind or nature whatsoever, express or implied all of Assignor’s right, title and interest in and to the Leases and all security deposits owing to tenants under the Leases (including any pet deposits, or similar fees) (the "Security Deposits").
3.    Assignee assumes from and after the Effective Date all of Assignor’s obligations as landlord under the Leases accruing from and after the Effective Date, but not otherwise, and with respect to the Security Deposits given to Assignor by tenants under the Leases and transferred by Assignor to Assignee hereunder, regardless of when accrued.
4.    If Assignor or Assignee is required to employ counsel to enforce any of the terms of this Assignment or for damages by reason of any alleged breach of this Assignment or for a declaration of rights hereunder, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and court costs incurred.

{00847420.10 46276-000125 }
E-1

5.    This Assignment (a) shall be binding on, and inure to the benefit of the parties hereto, and their successors in interest and assigns, (b) shall be governed by and construed in accordance with the laws of the State of North Carolina, and (c) may be executed in several counterparts, all of which taken together shall be deemed the original.
6.    Assignor agrees that Assignor will, at the written request of Assignee and at no cost, expense or liability to Assignor, execute and deliver to Assignee all other and further instruments necessary to vest in Assignee any of Assignor’s right, title and interest in or to any of the Leases.
IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first hereinabove written.
ASSIGNOR:

KBS LEGACY PARTNERS WESLEY LP, a Delaware limited partnership

By:	KBS LEGACY PARTNERS WESLEY GP LLC, a Delaware limited liability company, its General Partner

By:	KBS Legacy Partners Properties LLC, a Delaware limited liability company, its sole member

By:	KBS Legacy Partners Limited Partnership, a Delaware limited partnership, its sole member

By:	KBS Legacy Partners Apartment REIT, Inc., a Maryland corporation, its sole general partner

By:_______________________________
Name:________________________
Title:_________________________

ASSIGNEE:

[INSERT SIGNATURE BLOCK]

{00847420.10 46276-000125 }
E-2

EXHIBIT "F"
ASSIGNMENT AND ASSUMPTION OF CONTRACTS
THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS (this "Assignment") is made and entered into as of this ____ day of _______, 20__, by and between _____________________, a Delaware limited partnership ("Assignor"), and _________________________________ ("Assignee"), with reference to the following:
RECITALS:
WHEREAS, Assignor is a party to each of those agreements, documents or contracts described on Exhibit "A" attached hereto (collectively, the "Contracts") which relate to that certain improved real property commonly known as the Wesley Village Apartments located at ______________________, _____________________, _____________________ as more particularly described on Exhibit "B" attached hereto (the "Property"); and
WHEREAS, pursuant to that certain Agreement for Purchase and Sale between Assignor and Assignee, as successor in interest by assignment from _________________, a ____________________, dated as of __________, 2016 (as amended and assigned the "Purchase Agreement"), Assignor has agreed to assign and Assignee has agreed to assume, without representation or warranty of any kind or nature whatsoever other than as set forth in the Purchase Agreement, and at no additional cost or expense to Assignor, the Contracts.
NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:
1.    This Assignment shall be effective for all purposes as of the date that the Closing occurs pursuant to and as defined in the Purchase Agreement (the "Effective Date").
2.    Assignor does hereby sell, assign, transfer, convey, set over and deliver to Assignee, without representation or warranty of any kind or nature whatsoever, other than as set forth in the Purchase Agreement, express or implied and at no additional cost or expense to Assignor, all of Assignor’s right, title and interest in and to the Contracts. Assignee hereby understands and agrees that some or all of the Contracts may be terminable upon such assignment or assignable only upon obtaining the appropriate consent of the other party to the Contracts.
3.    Assignee hereby assumes as of and from the Effective Date all of Assignor’s obligations, covenants and duties under the Contracts accruing from and after the Effective Date and agrees to fully perform, observe, satisfy and discharge all of the terms, conditions, obligations and restrictions thereunder accruing from and after the Effective Date.
4.    If Assignor or Assignee is required to employ counsel to enforce any of the terms of this Assignment or for damages by reason of any alleged breach of this Assignment or for a

{00847420.10 46276-000125 }
F-1

declaration of rights hereunder, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and court costs incurred.
5.    This Assignment (a) shall be binding on, and inure to the benefit of the parties hereto, and their successors in interest and assigns, (b) shall be governed by and construed in accordance with the laws of the State of North Carolina, and (c) may be executed in several counterparts, all of which taken together shall be deemed the original.
6.    Assignor agrees that Assignor will, at the written request of Assignee and at no cost, expense or liability to Assignor, execute and deliver to Assignee all other and further instruments necessary to vest in Assignee any of Assignor’s right, title and interest in or to any of the Contracts.
IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first hereinabove written.
ASSIGNOR:
KBS LEGACY PARTNERS WESLEY LP, a Delaware limited partnership

By:	KBS LEGACY PARTNERS WESLEY GP LLC, a Delaware limited liability company, its General Partner

By:	KBS Legacy Partners Properties LLC, a Delaware limited liability company, its sole member

By:	KBS Legacy Partners Limited Partnership, a Delaware limited partnership, its sole member

By:	KBS Legacy Partners Apartment REIT, Inc., a Maryland corporation, its sole general partner

By:_______________________________
Name:________________________
Title:_________________________

ASSIGNEE:

[INSERT SIGNATURE BLOCK]

{00847420.10 46276-000125 }
F-2

EXHIBIT "G"
NOTICE OF SALE

(To Tenants, Regarding Assignment of Leases)

TO:	All Tenants of Wesley Village Apartments 2715 Wet Stone Way Charlotte, North Carolina	____________, 20__

RE:    Notice of Change of Ownership of Wesley Village Apartments, Mecklenburg County, North Carolina

To Whom It May Concern:

You are hereby notified as follows:

1.
That as of the date hereof, KBS LEGACY PARTNERS WESLEY LP formerly known as KBS Legacy Partners Wesley LLC, a Delaware limited liability company has transferred, sold, assigned, and conveyed all of its interest in and to the above‑described property (the “Property”) to _______________________, a __________________________ (the “New Owner”).

2.
Future notices and rental payments with respect to your leased premises at the Property should be made to the New Owner in accordance with your lease terms at the following address, or at such other address as New Owner advises you:

Wesley Village 2715 Wet Stone Way Charlotte, NC 28208

3.
If there is a security deposit with respect to your lease, it has been transferred to the New Owner, and the New Owner shall be responsible for holding your security deposit in accordance with the terms of your lease and applicable laws.

4.	We expect that New Owner or its property management agent will contact you shortly with respect to other information regarding New Owner, the Property and your lease.

KBS LEGACY PARTNERS WESLEY LP, a Delaware limited partnership
By:    KBS LEGACY PARTNERS WESLEY GP LLC, a Delaware limited liability company
By:    KBS Legacy Partners Properties LLC, a Delaware limited liability company, its sole member
By:    KBS Legacy Partners Limited Partnership, a Delaware limited partnership, its sole member

By:	KBS Legacy Partners Apartment REIT, Inc., a Maryland corporation, its sole general partner

By: _____________________________
Name: _______________________
Title: ________________________

[ADD BUYER SIGNATURE BLOCK]

{00847420.10 46276-000125 }
G-1

EXHIBIT "H"
FIRPTA AFFIDAVIT
Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"), provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that the withholding of tax is not required upon the disposition of a U.S. real property interest, the undersigned, KBS LEGACY PARTNERS WESLEY LP, a Delaware limited partnership formerly known as KBS LEGACY PARTNERS WESLEY LLC, a Delaware limited liability company ("Transferor"), hereby certifies to _________________________, a ________________________, the following:

1.Transferor is not a foreign corporation, foreign partnership, foreign limited liability company, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code (the "Code") and Income Tax Regulations);
2.    Transferor’s U.S. employer or tax identification number is ______________;
3.    Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii) of the Code; and
4.    Transferor’s address is: c/o Legacy Partners, Inc., 4000 E. Third Avenue, Sixth Floor, Foster City, CA 94404, Attention: Robert Calleja.
Transferor understands that this Certificate may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could result in punishment by fine, imprisonment, or both.
Under penalty of perjury, the undersigned declares that it has examined this affidavit and, to the best of its knowledge and belief, it is true, correct and complete, and the undersigned further declares that the person signing below has the authority to sign this document on behalf of Transferor.
TRANSFEROR:

KBS LEGACY PARTNERS WESLEY LP, a Delaware limited partnership

By:	KBS LEGACY PARTNERS WESLEY GP LLC, a Delaware limited liability company, its General Partner

By:	KBS Legacy Partners Properties LLC, a Delaware limited liability company, its sole member

By:	KBS Legacy Partners Limited Partnership, a Delaware limited partnership, its sole member

By:	KBS Legacy Partners Apartment REIT, Inc., a Maryland corporation, its sole general partner

By:_______________________________
Name:________________________
Title:_________________________

{00847420.10 46276-000125 }    {00
H-1
c

EXHIBIT "I"
LIST OF SERVICE CONTRACTS

	Vendor	Type of Service
1	Action Pest Control	Exterminating
2	ADT Alarm	Office alarm monitoring
3	Apts. Com	Advertising
4	Apartment Guide/Rent Path	Advertising
5	Aramark	Starbucks Coffee Machine Rental
6	Check/Pack/Move	Relocation Referral
7	Court Furniture	Furniture Rental/ Model
8	Heaven & Earth Landscape	Landscape Service
9	Key Track	Key machine
10	Yes Energy Billing	Utility Billing
11	PST	Fire Alarm monitoring/Service
12	Schindler Elevator	Elevator Services
13	TWC	Line provider
14	Valet Waste	Resident Trash Service
15	Vision Office	Copier Machine Rental /Service
16	Jaskco Fitness	Fitness Equip Service
17	Audio Images	Answering Service

{00847420.10 46276-000125 }    I - 1

EXHIBIT “J”
RENT ROLL

(See Attached)

{00847420.10 46276-000125 }    J - 1

Rent Roll with Lease Charges

Page 1

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
Current/Notice/Vacant Residents													
01-101	wvb8	1,261.00	VACANT	VACANT	1,393.00		0.00	0.00	0.00				0.00
						Total	0.00						
01-102	wvb8	1,261.00	t0115048	Timothy Hughes	1,433.00	rent	1,610.00	0.00	0.00	06/05/2015	08/31/2017		26.26
						garbage	30.00						
						Total	1,640.00						
01-103	wvb2	1,119.00	t1534289	Justin Taylor	1,358.00	rent	1,363.00	0.00	0.00	02/27/2016	05/26/2017		29.66
						garbage	30.00						
						Total	1,393.00						
01-104	wvb2	1,119.00	t1589778	Justice Wallace	1,398.00	rent	1,396.00	0.00	0.00	09/11/2016	10/10/2017		44.88
						garbage	30.00						
						Total	1,426.00						
01-105	wvb2	1,119.00	t0093795	Carlos Rogers	1,348.00	rent	1,405.00	500.00	0.00	03/02/2013	09/01/2017		193.46
						garbage	30.00						
						storage	25.00						
						Total	1,460.00						
01-106	wvb2	1,119.00	t0117268	Ondrea Nightingale	1,398.00	rent	1,380.00	0.00	0.00	09/25/2015	12/24/2017		13.72
						storage	50.00						
						garbage	30.00						
						Total	1,460.00						
01-107	wve1	566.00	t1531746	Morgan Heinly	939.00	rent	913.00	0.00	0.00	01/12/2016	04/11/2017		24.51
						garbage	30.00						
						Total	943.00						
01-108	wve1	566.00	t0253265	Alfred Bartone	979.00	petrent	15.00	0.00	0.00	02/13/2016	08/12/2017		23.01
						rent	1,029.00						
						garbage	30.00						
						Total	1,074.00						
01-109	wva1	735.00	t0258188	Kimberly Tung	1,059.00	rent	1,069.00	500.00	0.00	05/20/2016	05/19/2017		38.21
						garbage	30.00						
						Total	1,099.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 2

Rent Roll with Lease Charges

Page 2

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
01-110	wva1	735.00	t0123702	Kimberly Nguyen	1,099.00	rent	1,155.00	500.00	0.00	09/23/2016	06/22/2017		80.04
						garbage	30.00						
						storage	25.00						
						petrent	15.00						
						Total	1,225.00						
01-111	wva1	735.00	VACANT	VACANT	1,059.00		0.00	0.00	0.00				0.00
						Total	0.00						
01-201	wvb8	1,261.00	t0095834	Stevan Stankovic	1,373.00	rent	1,294.00	0.00	0.00	07/07/2013	04/06/2017		38.54
						garbage	30.00						
						Total	1,324.00						
01-202	wvb8	1,261.00	t0118380	Brenna Megan	1,413.00	rent	1,382.00	500.00	0.00	11/09/2015	01/08/2017	01/08/2017	30.73
						garbage	30.00						
						Total	1,412.00						
01-203	wvb3	1,130.00	t1537466	Paul Krynski	1,353.00	rent	1,228.00	500.00	0.00	01/18/2016	04/17/2017		36.96
						garbage	30.00						
						Total	1,258.00						
01-204	wvb3	1,130.00	t0248822	Garrett Barkley	1,393.00	rent	1,278.00	0.00	0.00	10/29/2015	01/28/2017	01/28/2017	40.20
						garbage	30.00						
						Total	1,308.00						
01-205	wvb3	1,130.00	t0116096	Marshall Hughes	1,353.00	garbage	30.00	500.00	0.00	07/25/2015	10/24/2017		29.82
						petrent	15.00						
						rent	1,388.00						
						Total	1,433.00						
01-206	wvb3	1,130.00	t0270116	Joseph Terrell	1,393.00	rent	1,402.00	0.00	0.00	10/08/2016	12/07/2017		36.50
						garbage	30.00						
						petrent	15.00						
						Total	1,447.00						
01-207	wve1	566.00	t0095980	Peter Hearn	919.00	rent	1,044.00	0.00	0.00	07/16/2013	07/15/2017		32.23
						garbage	30.00						
						Total	1,074.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 3

Page 3

Rent Roll with Lease Charges

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
01-208	wve1	566.00	t0113558	Matthew Billington	959.00	rent	1,009.00	500.00	0.00	04/25/2015	07/24/2017		19.86
						garbage	30.00						
						Total	1,039.00						
01-209	wva2	747.00	t0273427	Kaitlyn Relyea	1,069.00	rent	942.00	500.00	0.00	11/27/2016	02/26/2018		0.00
						garbage	30.00						
						Total	972.00						
01-210	wva2	747.00	t0103437	RaeJohne Smith	1,059.00	rent	1,128.00	0.00	0.00	05/21/2014	06/20/2017		-1,158.00
						garbage	30.00						
						Total	1,158.00						
01-211	wva1	735.00	t0114561	Joshua Sims	1,049.00	rent	1,044.00	500.00	0.00	06/19/2015	06/18/2017		23.52
						garbage	30.00						
						Total	1,074.00						
01-212	wva4	833.00	t0274125	Sara Simmons	1,039.00	rent	925.00	0.00	0.00	12/07/2016	02/06/2018		0.00
						garbage	30.00						
						petrent	30.00						
						Total	985.00						
01-301	wvb8	1,261.00	t0099082	Tiona Lee	1,383.00	rent	1,321.00	0.00	0.00	11/06/2013	05/05/2017		35.88
						garbage	30.00						
						petrent	15.00						
						Total	1,366.00						
01-302	wvb8	1,261.00	t0251065	Kristal Jones	1,423.00	rent	1,346.00	0.00	0.00	12/31/2015	03/30/2017		20.36
						garbage	30.00						
						storage	25.00						
						Total	1,401.00						
01-303	wvb10	1,280.00	t0122304	Emily Murphy	1,358.00	rent	1,603.00	0.00	0.00	08/02/2016	08/01/2017		37.54
						garbage	30.00						
						petrent	15.00						
						Total	1,648.00						
01-304	wvb10	1,280.00	t0268575	Srinivasa Reddy Gali	1,398.00	rent	1,423.00	500.00	0.00	09/24/2016	09/23/2017		44.76
						garbage	30.00						
						Total	1,453.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 4

Rent Roll with Lease Charges

Page 4

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
01-305	wvb10	1,280.00	VACANT	VACANT	1,358.00		0.00	0.00	0.00				0.00
						Total	0.00						
01-306	wvb10	1,280.00	t0265403	Alex Peterson	1,398.00	rent	1,588.00	0.00	0.00	08/22/2016	08/21/2017		41.44
						garbage	30.00						
						Total	1,618.00						
01-307	wve1	566.00	t0113632	Hannah Smith	929.00	storage	25.00	0.00	0.00	04/03/2015	08/19/2017		-1,066.00
						rent	1,011.00						
						garbage	30.00						
						Total	1,066.00						
01-308	wve1	566.00	t0117973	Jazzmine Acevedo-Adams	969.00	rent	858.00	0.00	0.00	11/22/2015	11/21/2017		7.91
						garbage	30.00						
						Total	888.00						
01-309	wva7	878.00	t0114457	Brett Botsford	1,119.00	rent	1,152.00	0.00	0.00	05/30/2015	05/29/2017		25.50
						garbage	30.00						
						storage	25.00						
						Total	1,207.00						
01-310	wva7	878.00	t0117297	Matthew Gainer	1,159.00	rent	1,193.00	500.00	0.00	09/24/2015	09/23/2017		40.20
						garbage	30.00						
						Total	1,223.00						
01-311	wva7	878.00	t0101086	Andrea Hartranft	1,119.00	rent	1,155.00	0.00	0.00	01/06/2014	01/05/2017		14.46
						garbage	30.00						
						Total	1,185.00						
01-312	wva8	964.00	t0106309	Tracey Ramano	1,149.00	rent	1,177.00	0.00	0.00	08/12/2014	01/11/2017		36.28
						garbage	30.00						
						Total	1,207.00						
01-313	wvb4	1,203.00	t0260570	Paul Shimshak	1,363.00	rent	1,610.00	500.00	0.00	06/12/2016	06/11/2017		44.10
						garbage	30.00						
						Total	1,640.00						
01-314	wvb4	1,203.00	t0111168	Christopher Johnson	1,363.00	rent	1,312.00	0.00	0.00	01/10/2015	05/09/2017		33.06

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 5

Page 5

Rent Roll with Lease Charges

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						garbage	30.00						
						petrent	15.00						
						Total	1,357.00						
01-315	wva3	753.00	VACANT	VACANT	1,034.00		0.00	0.00	0.00				0.00
						Total	0.00						
01-413	wvb4	1,203.00	t0121160	Olivia Pedroff	1,353.00	rent	1,425.00	0.00	0.00	04/14/2016	07/13/2017		47.00
						garbage	30.00						
						Total	1,455.00						
01-414	wvb4	1,203.00	t0124090	Signature Corporate Services	1,353.00	rent	2,120.00	500.00	0.00	10/25/2016	01/24/2017	01/24/2017	-2,135.09
						garbage	30.00						
						Total	2,150.00						
01-415	wva3	753.00	t0113212	Stefanie Papamitrou	1,049.00	rent	1,027.00	0.00	0.00	03/27/2015	07/26/2017		25.59
						garbage	30.00						
						Total	1,057.00						
02-101	wvb5	1,217.00	t0254933	Austin Miller	1,348.00	rent	1,457.00	0.00	0.00	04/02/2016	05/01/2017		43.11
						garbage	30.00						
						Total	1,487.00						
02-102	wvc1	1,411.00	t0120520	Ashley Bennett	1,878.00	rent	1,757.00	500.00	0.00	03/15/2016	03/14/2017		48.34
						garbage	30.00						
						Total	1,787.00						
02-103	wvb1	1,112.00	t1603954	Ahmed Jaf	1,353.00	rent	1,264.00	0.00	0.00	12/18/2016	12/17/2017		0.00
						garbage	30.00						
						Total	1,294.00						
02-104	wva5	834.00	t0247616	Maria Paula Marino	1,099.00	rent	1,001.00	0.00	0.00	11/02/2015	04/01/2017		47.83
						garbage	30.00						
						Total	1,031.00						
02-105	wva5	834.00	t0250406	Sara Defendorf	1,059.00	rent	1,081.00	0.00	0.00	03/19/2016	06/18/2017		24.10
						garbage	30.00						
						Total	1,111.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 6

Rent Roll with Lease Charges

Wesley Village 94511 (21062)

As Of = 12/28/2016

Month Year = 11/2016

Page 6

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
02-106	wvb1	1,112.00	VACANT	VACANT	1,353.00		0.00	0.00	0.00				0.00
						Total	0.00						
02-107	wvb1	1,112.00	t0266755	Chris Phillips	1,353.00	rent	1,438.00	0.00	0.00	08/30/2016	08/29/2017		-338.94
						garbage	30.00						
						Total	1,468.00						
02-108	wva5	834.00	t0121615	Tammie Williams	1,059.00	rent	1,005.00	0.00	0.00	05/15/2016	05/14/2017		21.52
						garbage	30.00						
						Total	1,035.00						
02-109	wva5	834.00	t0095612	Jeffrey Bowlan	1,059.00	rent	1,095.00	500.00	0.00	07/13/2013	01/12/2017		21.19
						garbage	30.00						
						Total	1,125.00						
02-110	wvb1	1,112.00	t0110486	Adam Smith	1,353.00	rent	1,210.00	0.00	0.00	11/01/2014	03/31/2017		23.10
						garbage	30.00						
						petrent	30.00						
						Total	1,270.00						
02-111	wvc2	1,423.00	t0270250	Timothy Barber	1,888.00	rent	1,916.00	1,916.00	0.00	10/04/2016	10/03/2017		39.72
						garbage	30.00						
						Total	1,946.00						
02-112	wvb5	1,217.00	t0117356	Cooke Metzger	1,348.00	rent	1,358.00	0.00	0.00	10/28/2015	01/27/2017	01/02/2017	31.82
						garbage	30.00						
						storage	25.00						
						Total	1,413.00						
02-201	wvb8	1,261.00	t0118664	Prashant Kapoor	1,363.00	rent	1,370.00	500.00	0.00	01/02/2016	03/01/2017		44.10
						garbage	30.00						
						Total	1,400.00						
02-202	wvc4	1,454.00	t0123075	Christopher Johnson	1,893.00	rent	1,838.00	500.00	0.00	08/08/2016	08/07/2017		45.26
						garbage	30.00						
						Total	1,868.00						
02-203	wvb1	1,112.00	t0124502	Misam Naqvi	1,333.00	rent	1,289.00	500.00	0.00	11/19/2016	11/18/2017		0.00
						garbage	30.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 7

Page 7

Rent Roll with Lease Charges

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	1,319.00						
02-204	wva5	834.00	t0274521	LeQyan Wilson	1,039.00	rent	897.00	0.00	0.00	12/12/2016	12/11/2017		0.00
						garbage	30.00						
						Total	927.00						
02-205	wva5	834.00	t1521142	Lauren Harris	1,039.00	rent	961.00	0.00	0.00	01/02/2016	04/01/2017		-0.86
						garbage	30.00						
						petrent	15.00						
						Total	1,006.00						
02-206	wvb1	1,112.00	t0120743	Patrick Wade	1,333.00	rent	1,491.00	0.00	0.00	05/30/2016	05/29/2017	01/15/2017	23.93
						garbage	30.00						
						storage	25.00						
						Total	1,546.00						
02-207	wvb1	1,112.00	t0264062	Philip Constantino	1,333.00	rent	1,525.00	0.00	0.00	07/16/2016	05/15/2017		-1,555.00
						garbage	30.00						
						Total	1,555.00						
02-208	wva5	834.00	t0122998	Marissa Garcia	1,039.00	rent	1,073.00	0.00	0.00	07/25/2016	08/24/2017		28.74
						garbage	30.00						
						Total	1,103.00						
02-209	wva5	834.00	t0123347	Jessica Hunter	1,039.00	rent	1,069.00	0.00	0.00	08/18/2016	08/17/2017		0.00
						garbage	30.00						
						Total	1,099.00						
02-210	wvb1	1,112.00	t0118890	Anthony DiSalvo	1,333.00	rent	1,552.00	500.00	0.00	12/19/2015	02/18/2017	02/18/2017	51.16
						garbage	30.00						
						Total	1,582.00						
02-211	wvc3	1,435.00	t0262829	Olivia Morgan	1,888.00	rent	1,976.00	0.00	0.00	07/11/2016	08/10/2017		34.64
						garbage	30.00						
						Total	2,006.00						
02-212	wvb6	1,251.00	t0115899	Julia Edwards	1,363.00	rent	1,528.00	0.00	0.00	07/15/2015	04/23/2017		31.88
						garbage	30.00						
						Total	1,558.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 8

Rent Roll with Lease Charges

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Page 8

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
02-301	wvb8	1,261.00	t1540972	Raghavendran Ravindran	1,373.00	rent	1,314.00	500.00	0.00	02/08/2016	03/07/2017		32.73
						garbage	30.00						
						Total	1,344.00						
02-302	wvc4	1,454.00	t0266863	Clinton Riddle	1,903.00	rent	1,898.00	0.00	0.00	10/01/2016	12/31/2017		38.54
						garbage	30.00						
						Total	1,928.00						
02-303	wvb1	1,112.00	t0112502	Heather Morris	1,343.00	garbage	30.00	0.00	0.00	02/19/2015	12/31/2016	12/31/2016	37.04
						rent	1,354.00						
						Total	1,384.00						
02-304	wva5	834.00	t0115826	Matthew Millsaps	1,049.00	rent	1,168.00	500.00	0.00	09/07/2015	03/06/2018		35.05
						garbage	30.00						
						petrent	15.00						
						Total	1,213.00						
02-305	wva5	834.00	t0118289	Rihen Nieto	1,049.00		0.00	0.00	0.00	12/12/2015	12/11/2016	12/29/2016	23.77
						Total	0.00						
02-306	wvb1	1,112.00	t0112562	Laura Trenti	1,343.00	rent	1,394.00	0.00	0.00	03/22/2015	06/21/2017		37.12
						garbage	30.00						
						petrent	15.00						
						petrent	15.00						
						Total	1,454.00						
02-307	wvb1	1,112.00	t0110235	Kenya Madyun	1,343.00	rent	1,279.00	0.00	0.00	10/21/2014	12/20/2017		39.12
						garbage	30.00						
						Total	1,309.00						
02-308	wva5	834.00	t0105143	Katey Marston	1,049.00	rent	1,083.00	0.00	0.00	07/26/2014	01/25/2017		20.70
						garbage	30.00						
						Total	1,113.00						
02-309	wva5	834.00	VACANT	VACANT	1,049.00		0.00	0.00	0.00				0.00
						Total	0.00						
02-310	wvb1	1,112.00	t0114173	Saniya Sachdeva	1,343.00	rent	1,379.00	0.00	0.00	06/19/2015	07/04/2017		31.48

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 9

Rent Roll with Lease Charges

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Page 9

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						garbage	30.00						
						Total	1,409.00						
02-311	wvc3	1,435.00	t0115264	Paige Senter	1,888.00	rent	2,012.00	0.00	0.00	08/01/2015	07/31/2017		51.32
						garbage	30.00						
						petrent	15.00						
						Total	2,057.00						
02-312	wvb6	1,251.00	t1576547	Kristina Spero	1,373.00	rent	1,693.00	0.00	0.00	08/08/2016	02/07/2017		49.25
						garbage	30.00						
						Total	1,723.00						
03-101	wvb5	1,217.00	MODEL	MODEL	1,348.00		0.00	0.00	0.00				0.00
						Total	0.00						
03-102	wvc2	1,423.00	wv005171	Kelsey Maffucci	1,918.00	rent	1,699.00	0.00	0.00	10/13/2012	04/14/2017		38.21
						garbage	30.00						
						petrent	15.00						
						Total	1,744.00						
03-103	wvb1	1,112.00	t0093688	Micheal Erdman	1,383.00	rent	1,330.00	0.00	0.00	02/26/2013	02/25/2017		-41.82
						garbage	30.00						
						Total	1,360.00						
03-104	wva5	834.00	t1572999	Eric McGuirk	1,059.00	rent	1,126.00	500.00	0.00	07/15/2016	07/14/2017		29.74
						garbage	30.00						
						petrent	15.00						
						Total	1,171.00						
03-105	wva5	834.00	t0119240	Lillah Harris	1,059.00	rent	1,041.00	0.00	0.00	01/01/2016	03/31/2017		32.07
						garbage	30.00						
						petrent	15.00						
						Total	1,086.00						
03-106	wva5	834.00	t0274122	Jodi Phillips	1,089.00	rent	922.00	0.00	0.00	12/16/2016	12/15/2017		0.00
						garbage	30.00						
						petrent	15.00						
						Total	967.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 10

Rent Roll with Lease Charges

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Page 10

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
03-107	wvb9	1,278.00	t0119625	Tiffany Gutierrez	1,398.00	rent	1,373.00	0.00	0.00	01/25/2016	04/24/2017		28.33
						garbage	30.00						
						Total	1,403.00						
03-108	wvb9	1,278.00	t0121503	Catherine Rolland	1,368.00	rent	1,491.00	0.00	0.00	06/02/2016	08/01/2017		33.80
						garbage	30.00						
						Total	1,521.00						
03-201	wvb6	1,251.00	t0269901	Keith Manley	1,363.00	rent	1,437.00	0.00	0.00	10/04/2016	01/03/2018		20.96
						garbage	30.00						
						Total	1,467.00						
03-202	wvc3	1,435.00	t0117655	Meghan Callaghan	1,918.00	rent	2,002.00	0.00	0.00	10/03/2015	01/02/2017	01/04/2017	37.12
						garbage	30.00						
						Total	2,032.00						
03-203	wvb1	1,112.00	tl605030	Llarely Paredes	1,363.00	rent	1,166.00	0.00	0.00	12/15/2016	01/14/2018		0.00
						garbage	30.00						
						Total	1,196.00						
03-204	wva5	834.00	wv540319	James Bryant	1,039.00	rent	1,045.00	0.00	0.00	01/31/2010	01/27/2017		0.26
						garbage	30.00						
						Total	1,075.00						
03-205	wva5	834.00	t0114510	James Novak	1,039.00	rent	1,087.00	0.00	0.00	05/24/2015	11/23/2017		47.42
						garbage	30.00						
						Total	1,117.00						
03-206	wva6	854.00	t0122026	Kevin Boucher	1,089.00	rent	1,032.00	500.00	0.00	05/27/2016	01/18/2017	01/18/2017	18.54
						garbage	30.00						
						Total	1,062.00						
03-207	wvb12	1,341.00	t0268881	Tara Cottone	1,363.00	rent	1,378.00	1,378.00	0.00	09/14/2016	09/13/2017		41.28
						garbage	30.00						
						Total	1,408.00						
03-208	wvb12	1,341.00	tl536409	Tim Nick	1,333.00	rent	1,338.00	500.00	0.00	01/18/2016	01/17/2017	01/22/2017	26.26
						garbage	30.00						
						Total	1,368.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 11

Rent Roll with Lease Charges

Page 11

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
03-301	wvb6	1,251.00	t0121492	Brian Rowe	1,373.00	rent	1,516.00	0.00	0.00	05/04/2016	05/03/2017		29.82
						garbage	30.00						
						Total	1,546.00						
03-302	wvc3	1,435.00	t0103317	Thomas Murphy	1,978.00	rent	1,795.00	0.00	0.00	03/21/2014	11/20/2017		38.45
						garbage	30.00						
						petrent	15.00						
						Total	1,840.00						
03-303	wvb1	1,112.00	t0123830	Lauren Filardo	1,423.00	rent	1,382.00	0.00	0.00	09/27/2016	09/26/2017		29.58
						garbage	30.00						
						Total	1,412.00						
03-304	wva5	834.00	t0253648	Gaurav Virkud	1,049.00	rent	1,174.00	500.00	0.00	02/15/2016	02/14/2017		26.67
						garbage	30.00						
						Total	1,204.00						
03-305	wva5	834.00	t0118010	Rachel Kamen	1,049.00	rent	1,028.00	0.00	0.00	10/17/2015	10/16/2017		27.17
						garbage	30.00						
						petrent	15.00						
						Total	1,073.00						
03-306	wva6	854.00	t1602842	Darius Sanders	1,174.00	rent	998.00	0.00	0.00	12/15/2016	12/14/2017		0.00
						garbage	30.00						
						Total	1,028.00						
03-307	wvb15	1,544.00	t0262184	Ashley Thompson	1,473.00	rent	1,706.00	0.00	0.00	07/08/2016	08/07/2017		41.52
						garbage	30.00						
						storage	15.00						
						storage	15.00						
						Total	1,766.00						
03-308	wvb15	1,544.00	t0115145	Dr. Tracey Hucks	1,393.00	rent	1,677.00	0.00	0.00	09/05/2015	09/04/2017		19.61
						garbage	30.00						
						storage	75.00						
						Total	1,782.00						
04-101	wvb5	1,217.00	t0098110	Blake Habicht	1,348.00	rent	1,404.00	0.00	0.00	09/01/2013	10/05/2017		78.14

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 12

Rent Roll with Lease Charges

Page 12

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						garbage	30.00						
						Total	1,434.00						
04-102	wvc1	1,411.00	t0113913	Tyler Pilkington	1,908.00	rent	1,720.00	0.00	0.00	04/22/2015	06/21/2017		47.09
						garbage	30.00						
						Total	1,750.00						
04-103	wvb1	1,112.00	wv579244	Guest Suite	1,458.00		0.00	0.00	0.00	03/10/2014	06/21/2012		0.00
						Total	0.00						
04-104	wva5	834.00	t1537862	Indira Biswas	1,059.00	rent	1,054.00	500.00	0.00	02/21/2016	05/20/2017	01/31/2017	26.75
						garbage	30.00						
						petrent	15.00						
						Total	1,099.00						
04-105	wva5	834.00	t0117855	Alvin Mbenyenlla	1,134.00	rent	892.00	0.00	0.00	10/21/2015	01/20/2017		-416.01
						garbage	30.00						
						Total	922.00						
04-106	wva5	834.00	t0273841	Holly Daniels	1,089.00	rent	967.00	500.00	0.00	12/01/2016	12/31/2017		0.00
						garbage	30.00						
						Total	997.00						
04-107	wva5	834.00	t0121182	Rayna Menaldino	1,089.00	rent	1,098.00	0.00	0.00	05/27/2016	05/26/2017		28.08
						garbage	30.00						
						petrent	15.00						
						petrent	15.00						
						Total	1,158.00						
04-108	wva5	834.00	t0250308	Andrew Converse	1,059.00	rent	1,001.00	0.00	0.00	12/26/2015	03/25/2017		23.26
						garbage	30.00						
						Total	1,031.00						
04-109	wva5	834.00	t0117323	Eric Ringfield	1,059.00	rent	1,078.00	0.00	0.00	09/12/2015	12/11/2017		23.77
						garbage	30.00						
						Total	1,108.00						
04-110	wvb1	1,112.00	t0267713	Spencer Monroe	1,458.00	rent	1,424.00	500.00	0.00	08/20/2016	08/19/2017		28.66
						garbage	30.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 13

Rent Roll with Lease Charges

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Page 13

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	1,454.00						
04-111	wvc2	1,423.00	t1560796	Brianna Akerley	1,918.00	rent	1,954.00	0.00	0.00	07/07/2016	07/06/2017		43.77
						garbage	30.00						
						petrent	15.00						
						Total	1,999.00						
04-112	wvb5	1,217.00	t0121610	Jamison Lynch	1,348.00	rent	1,501.00	500.00	0.00	06/01/2016	06/30/2017		27.50
						garbage	30.00						
						petrent	15.00						
						Total	1,546.00						
04-201	wvb8	1,261.00	t0264580	Vina Sananikone	1,363.00	rent	1,597.00	0.00	0.00	08/08/2016	08/07/2017		30.90
						garbage	30.00						
						petrent	15.00						
						Total	1,642.00						
04-202	wvc4	1,454.00	t0112953	Laura Salpietra	1,923.00	rent	1,717.00	0.00	0.00	03/22/2015	05/21/2017		-733.81
						garbage	30.00						
						storage	15.00						
						petrent	15.00						
						Total	1,777.00						
04-203	wvb1	1,112.00	t0112016	Laura Innominalo	1,363.00	rent	1,316.00	0.00	0.00	02/10/2015	05/09/2017		33.06
						garbage	30.00						
						storage	15.00						
						Total	1,361.00						
04-204	wva5	834.00	t0109561	Crystal Snoddy	1,039.00	rent	1,030.00	0.00	0.00	09/20/2014	03/19/2017		29.49
						garbage	30.00						
						Total	1,060.00						
04-205	wva5	834.00	t0124747	Kristina Burdette	1,039.00	rent	897.00	0.00	0.00	12/17/2016	12/16/2017		0.00
						garbage	30.00						
						Total	927.00						
04-206	wva6	854.00	VACANT	VACANT	1,089.00		0.00	0.00	0.00				0.00
						Total	0.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 14

Rent Roll with Lease Charges

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Page 14

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
04-207	wva5	834.00	t0259421	Jonathan Messina	1,069.00	rent	1,026.00	500.00	0.00	05/07/2016	08/06/2017		29.49
						garbage	30.00						
						Total	1,056.00						
04-208	wva5	834.00	t0122449	Brittnie Troutman	1,039.00	rent	1,287.00	500.00	0.00	07/16/2016	01/15/2017	01/15/2017	20.78
						garbage	30.00						
						Total	1,317.00						
04-209	wva5	834.00	t0118016	Courtney Scurry	1,039.00	rent	943.00	0.00	0.00	11/02/2015	02/01/2017		22.35
						garbage	30.00						
						Total	973.00						
04-210	wvb1	1,112.00	t0116139	Matthew Barran	1,363.00	rent	1,403.00	0.00	0.00	08/08/2015	02/07/2018		19.94
						garbage	30.00						
						Total	1,433.00						
04-211	wvc3	1,435.00	VACANT	VACANT	1,918.00		0.00	0.00	0.00				0.00
						Total	0.00						
04-212	wvb6	1,251.00	t0275020	Robert Siter	1,363.00	rent	1,173.00	0.00	0.00	12/23/2016	03/22/2018		0.00
						garbage	30.00						
						Total	1,203.00						
04-301	wvb8	1,261.00	VACANT	VACANT	1,373.00		0.00	0.00	0.00				0.00
						Total	0.00						
04-302	wvc4	1,454.00	t0253176	Hitesh Jain	1,983.00	rent	1,912.00	500.00	0.00	02/19/2016	02/18/2017		65.60
						garbage	30.00						
						Total	1,942.00						
04-303	wvb1	1,112.00	t0113841	Caleb Rowe	1,423.00	rent	1,267.00	500.00	0.00	05/23/2015	05/22/2017		38.87
						garbage	30.00						
						Total	1,297.00						
04-304	wva5	834.00	t0118637	Cheronda Glaze	1,049.00	rent	1,187.00	0.00	0.00	12/01/2015	05/31/2017		39.03
						garbage	30.00						
						storage	15.00						
						Total	1,232.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 15

Page 15

Rent Roll with Lease Charges

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
04-305	wva5	834.00	t0119806	Victoria Barton	1,049.00	rent	1,081.00	500.00	0.00	03/14/2016	06/13/2017		30.24
						garbage	30.00						
						storage	15.00						
						Total	1,126.00						
04-306	wva6	854.00	t0259163	Bridget Goode	1,149.00	rent	1,181.00	500.00	0.00	06/07/2016	06/06/2017		18.78
						garbage	30.00						
						garage	125.00						
						Total	1,336.00						
04-307	wva5	834.00	t0274357	Jesse Simpson	1,154.00	rent	1,211.00	500.00	0.00	12/16/2016	04/15/2017		0.00
						garbage	30.00						
						petrent	15.00						
						Total	1,256.00						
04-308	wva5	834.00	VACANT	VACANT	1,049.00		0.00	0.00	0.00				0.00
						Total	0.00						
04-309	wva5	834.00	t1586507	Sarah McLellan	1,049.00	rent	1,177.00	0.00	0.00	09/28/2016	09/27/2017		55.55
						garbage	30.00						
						storage	25.00						
						petrent	15.00						
						Total	1,247.00						
04-310	wvb1	1,112.00	t1539808	Daniel Riggi	1,423.00	rent	1,259.00	0.00	0.00	01/30/2016	02/28/2017		35.14
						garbage	30.00						
						Total	1,289.00						
04-311	wvc3	1,435.00	t0106493	Calvin Wells III	1,978.00	rent	2,133.00	0.00	0.00	08/01/2014	02/28/2017		34.13
						garbage	30.00						
						storage	15.00						
						petrent	15.00						
						storage	25.00						
						storage	25.00						
						Total	2,243.00						
04-312	wvb6	1,251.00	t0251826	Bryant Villada	1,373.00	rent	1,265.00	0.00	0.00	01/15/2016	04/14/2017		23.52
						garbage	30.00						
						Total	1,295.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 16

Page 16

Rent Roll with Lease Charges

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
05-101	wvb5	1,217.00	t0268161	Gaurav Kumar	1,348.00	rent	1,378.00	500.00	0.00	09/07/2016	09/29/2017		41.86
						garbage	30.00						
						Total	1,408.00						
05-102	wvb5	1,217.00	VACANT	VACANT	1,388.00		0.00	0.00	0.00				0.00
						Total	0.00						
05-103	wva1	735.00	t0261276	Joshua Cole	1,089.00	rent	1,055.00	500.00	0.00	05/26/2016	05/25/2017		25.50
						garbage	30.00						
						Total	1,085.00						
05-104	wva1	735.00	wv614094	Kyle Brenneman	1,049.00	rent	997.00	0.00	0.00	12/09/2010	08/08/2017		23.34
						garbage	30.00						
						petrent	15.00						
						Total	1,042.00						
05-105	wva1	735.00	VACANT	VACANT	1,049.00		0.00	0.00	0.00				0.00
						Total	0.00						
05-106	wva1	735.00	t0273722	Brad Amos	1,089.00	rent	897.00	0.00	0.00	11/28/2016	11/27/2017		0.00
						garbage	30.00						
						storage	25.00						
						Total	952.00						
05-107	wvb5	1,217.00	t0116767	Sarah Wells	1,423.00	rent	1,611.00	500.00	0.00	08/21/2015	02/20/2017		148.02
						garbage	30.00						
						petrent	15.00						
						Total	1,656.00						
05-108	wvb5	1,217.00	t0099583	Chloe Hall	1,348.00	rent	1,381.00	500.00	0.00	12/07/2013	03/06/2017		0.00
						garbage	30.00						
						Total	1,411.00						
05-201	wvb8	1,261.00	t0116748	Ashley Deming	1,363.00	rent	1,424.00	0.00	0.00	09/29/2015	09/28/2017		34.46
						garbage	30.00						
						Total	1,454.00						
05-202	wvb8	1,261.00	t0096340	Alexandra Beckham	1,403.00	rent	1,361.00	0.00	0.00	06/16/2013	03/15/2017		40.53

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 17

Page 17

Rent Roll with Lease Charges

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						garbage	30.00						
						storage	15.00						
						Total	1,406.00						
05-203	wva1	735.00	t0092235	Jeremee Collins	1,069.00	rent	1,062.00	0.00	0.00	12/20/2012	07/19/2017		-64.48
						garbage	30.00						
						Total	1,092.00						
05-204	wva1	735.00	t0123780	Rhianna Chauhan	1,029.00	rent	1,066.00	500.00	0.00	09/24/2016	08/23/2017		25.50
						garbage	30.00						
						Total	1,096.00						
05-205	wva1	735.00	t0271068	Rachel Cerasoli	1,029.00	rent	1,086.00	0.00	0.00	10/21/2016	01/20/2018		-78.80
						garbage	30.00						
						petrent	15.00						
						Total	1,131.00						
05-206	wva1	735.00	t0094080	Khalid Arwini	1,069.00	rent	1,110.00	0.00	0.00	04/27/2013	07/26/2017		27.17
						garbage	30.00						
						Total	1,140.00						
05-207	wvb8	1,261.00	t0121101	Tracey Bauerlein	1,363.00	rent	1,512.00	500.00	0.00	04/12/2016	06/11/2017		28.74
						garbage	30.00						
						Total	1,542.00						
05-208	wvb8	1,261.00	t0119807	Brenda Perches	1,363.00	rent	1,358.00	0.00	0.00	03/04/2016	03/03/2017		34.38
						garbage	30.00						
						storage	25.00						
						Total	1,413.00						
05-301	wvb14	1,448.00	t0121108	David Walton	1,403.00	rent	1,589.00	0.00	0.00	05/01/2016	07/31/2017		31.54
						garbage	30.00						
						storage	25.00						
						Total	1,644.00						
05-302	wvb14	1,448.00	wv530274	Anthony Sain	1,443.00	garbage	30.00	0.00	0.00	11/21/2009	07/17/2017		89.03
						rent	1,525.00						
						Total	1,555.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 18

Rent Roll with Lease Charges

Wesley Village 94511 (21062)

As Of = 12/28/2016

Month Year = 11/2016

Page 18

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
05-303	wva1	735.00	t0264169	Wes Knight	1,079.00	rent	1,143.00	500.00	0.00	07/20/2016	08/19/2017		22.76
						garbage	30.00						
						Total	1,173.00						
05-304	wva1	735.00	t1598697	Lee Banta	1,039.00	rent	1,102.00	0.00	0.00	10/28/2016	01/27/2018		0.00
						garbage	30.00						
						Total	1,132.00						
05-305	wva1	735.00	t0121312	Marshall Wagner	1,039.00	rent	1,064.00	0.00	0.00	04/20/2016	07/19/2017		25.67
						garbage	30.00						
						Total	1,094.00						
05-306	wva1	735.00	VACANT	VACANT	1,079.00		0.00	0.00	0.00				0.00
						Total	0.00						
05-307	wvb14	1,448.00	t0095245	Matthew Costa	1,403.00	rent	1,452.00	0.00	0.00	05/22/2013	10/21/2017		37.30
						garbage	30.00						
						storage	25.00						
						Total	1,507.00						
05-308	wvb14	1,448.00	t0094144	Vanessa Valdez	1,403.00	garbage	30.00	0.00	0.00	04/27/2013	07/26/2017		33.06
						storage	15.00						
						rent	1,452.00						
						Total	1,497.00						
06-101	wvb5	1,217.00	t1581725	Samantha Culbertson	1,348.00	rent	1,406.00	500.00	0.00	08/15/2016	10/14/2017		33.22
						garbage	30.00						
						Total	1,436.00						
06-102	wvb5	1,217.00	t0108960	Tyrone Woolen	1,348.00	rent	1,493.00	0.00	0.00	09/05/2014	09/04/2017		52.56
						garbage	30.00						
						Total	1,523.00						
06-103	wva1	735.00	t0108940	Lauren Carlucci	1,049.00	garbage	30.00	0.00	0.00	08/22/2014	05/21/2017		31.48
						rent	1,160.00						
						storage	15.00						
						petrent	15.00						
						Total	1,220.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 19

Rent Roll with Lease Charges

Page 19

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
06-104	wva1	735.00	t0257838	Daylon Scott	1,049.00	rent	991.00	991.00	0.00	04/08/2016	05/07/2017		28.57
						garbage	30.00						
						storage	25.00						
						petrent	15.00						
						Total	1,061.00						
06-105	wva1	735.00	t0092747	Adam Kost	1,049.00	rent	1,075.00	0.00	0.00	01/11/2013	10/10/2017		22.27
						garbage	30.00						
						Total	1,105.00						
06-106	wva1	735.00	t0124526	Aspen Slough	1,049.00	rent	901.00	0.00	0.00	11/24/2016	12/23/2017		0.00
						garbage	30.00						
						storage	15.00						
						Total	946.00						
06-107	wvb2	1,119.00	t0262437	Bryce Irving	1,348.00	rent	1,623.00	0.00	0.00	06/10/2016	06/09/2017		32.98
						garbage	30.00						
						petrent	15.00						
						Total	1,668.00						
06-108	wvb2	1,119.00	t0123516	Emily Thomasson	1,348.00	rent	1,400.00	500.00	0.00	09/01/2016	09/30/2017		39.86
						garbage	30.00						
						Total	1,430.00						
06-109	wvb2	1,119.00	t0117267	Diane Kayitesi	1,348.00	rent	1,381.00	0.00	0.00	09/11/2015	11/10/2017		33.56
						garbage	30.00						
						Total	1,411.00						
06-110	wvb2	1,119.00	t0118982	Joanna Ortez	1,348.00	rent	1,226.00	0.00	0.00	12/14/2015	03/13/2017		31.56
						garbage	30.00						
						Total	1,256.00						
06-111	wvb5	1,217.00	t0116298	Elizabeth Streitenberger	1,348.00	rent	1,416.00	0.00	0.00	07/31/2015	07/30/2017		30.98
						garbage	30.00						
						Total	1,446.00						
06-112	wvb5	1,217.00	t0273836	Leanna Muroski	1,348.00	rent	1,243.00	0.00	0.00	12/26/2016	03/25/2018		0.00
						garbage	30.00						
						Total	1,273.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 20

Rent Roll with Lease Charges

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Page 20

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
06-201	wvb7	1,259.00	t1519004	Morgan Manson	1,363.00	rent	1,321.00	500.00	0.00	10/16/2015	01/15/2017		30.15
						garbage	30.00						
						storage	25.00						
						Total	1,376.00						
06-202	wvb8	1,261.00	VACANT	VACANT	1,363.00		0.00	0.00	0.00				0.00
						Total	0.00						
06-203	wva2	747.00	t0106611	Brent Thomas	1,009.00	rent	1,045.00	0.00	0.00	07/28/2014	01/27/2018		33.22
						garbage	30.00						
						Total	1,075.00						
06-204	wva2	747.00	t0267703	Sara Smith	1,009.00	rent	1,101.00	500.00	0.00	08/19/2016	08/18/2017		23.68
						garbage	30.00						
						Total	1,131.00						
06-205	wva2	747.00	t0263969	Frances OLeary	1,009.00	rent	1,103.00	500.00	0.00	07/16/2016	08/15/2017		21.36
						garbage	30.00						
						petrent	15.00						
						storage	25.00						
						Total	1,173.00						
06-206	wva2	747.00	t0265249	Raya Clay	1,009.00	rent	1,047.00	0.00	0.00	07/19/2016	06/18/2017		79.79
						garbage	30.00						
						Total	1,077.00						
06-207	wvb3	1,130.00	t1560679	Deireann Stillson	1,343.00	rent	1,511.00	0.00	0.00	06/07/2016	06/06/2017		0.00
						garbage	30.00						
						Total	1,541.00						
06-208	wvb3	1,130.00	t1534886	Garrett West	1,343.00	rent	1,203.00	0.00	0.00	01/12/2016	04/11/2017		27.42
						garbage	30.00						
						Total	1,233.00						
06-209	wvb3	1,130.00	t0251187	Elliott Drake	1,343.00	rent	1,226.00	0.00	0.00	12/28/2015	03/27/2017		31.23
						garbage	30.00						
						Total	1,256.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 21

Rent Roll with Lease Charges

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Page 21

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
06-210	wvb3	1,130.00	t0273588	Asha Mandot	1,343.00	rent	1,194.00	495.00	0.00	12/01/2016	11/30/2017		0.00
						conc	-200.00						
						garbage	30.00						
						Total	1,024.00						
06-211	wvb8	1,261.00	t1531718	Shannon Ireland	1,363.00	rent	1,379.00	0.00	0.00	01/02/2016	04/01/2017		30.65
						garbage	30.00						
						Total	1,409.00						
06-212	wvb8	1,261.00	t0115395	Yonti Wheeler	1,363.00	rent	1,624.00	0.00	0.00	07/03/2015	07/02/2017		38.21
						garbage	30.00						
						Total	1,654.00						
06-301	wvb7	1,259.00	t0121000	Trevor St.Clair	1,373.00	rent	1,400.00	0.00	0.00	04/07/2016	06/06/2017		26.75
						garbage	30.00						
						petrent	15.00						
						storage	25.00						
						Total	1,470.00						
06-302	wvb8	1,261.00	VACANT	VACANT	1,373.00		0.00	0.00	0.00				0.00
						Total	0.00						
06-303	wva2	747.00	t0258448	Mariel Boucher	1,019.00	rent	1,070.00	500.00	0.00	06/18/2016	06/17/2017		22.60
						garbage	30.00						
						petrent	15.00						
						Total	1,115.00						
06-304	wva2	747.00	t0113029	Sarah Pellegrini	1,019.00	rent	1,077.00	0.00	0.00	04/06/2015	07/05/2017		-1,107.00
						garbage	30.00						
						Total	1,107.00						
06-305	wva2	747.00	t0253047	Corey Crawford	1,019.00	rent	1,063.00	500.00	0.00	02/17/2016	02/16/2017		22.35
						garbage	30.00						
						petrent	15.00						
						Total	1,108.00						
06-306	wva2	747.00	t0096405	Jasna Mcelrath	1,019.00	rent	1,030.00	0.00	0.00	07/26/2013	11/25/2017		29.66
						garbage	30.00						
						Total	1,060.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 22

Rent Roll with Lease Charges

Wesley Village 94511 (21062)

As Of = 12/28/2016

Month Year = 11/2016

Page 22

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
06-307	wvb3	1,130.00	t0119329	Casey Boyle	1,353.00	rent	1,235.00	0.00	0.00	01/11/2016	03/10/2017		25.59
						garbage	30.00						
						Total	1,265.00						
06-308	wvb3	1,130.00	t0119904	Margaret Reaves	1,353.00	rent	1,268.00	0.00	0.00	02/07/2016	05/06/2017		25.09
						garbage	30.00						
						Total	1,298.00						
06-309	wvb3	1,130.00	VACANT	VACANT	1,353.00		0.00	0.00	0.00				0.00
						Total	0.00						
06-310	wvb3	1,130.00	VACANT	VACANT	1,353.00		0.00	0.00	0.00				0.00
						Total	0.00						
06-311	wvb8	1,261.00	t0119899	Chris Eichel	1,423.00	rent	1,365.00	0.00	0.00	02/08/2016	05/07/2017		27.25
						garbage	30.00						
						Total	1,395.00						
06-312	wvb8	1,261.00	t0118918	Team Charlotte Motorsports	1,423.00	rent	1,245.00	0.00	0.00	12/08/2015	03/07/2017		29.82
						garbage	30.00						
						Total	1,275.00						
06-401	wvb8	1,261.00	t1560913	Hannah Sayles	1,363.00	rent	1,568.00	500.00	0.00	07/01/2016	07/31/2017		28.66
						garbage	30.00						
						Total	1,598.00						
06-402	wvb8	1,261.00	VACANT	VACANT	1,363.00		0.00	0.00	0.00				0.00
						Total	0.00						
06-403	wva7	878.00	t0122372	Julia Turk	1,099.00	rent	1,241.00	0.00	0.00	09/09/2016	09/08/2017		35.14
						garbage	30.00						
						Total	1,271.00						
06-404	wva7	878.00	t0119236	Heather Hall	1,099.00	rent	1,138.00	500.00	0.00	02/12/2016	05/11/2017		33.47
						garbage	30.00						
						Total	1,168.00						
06-405	wva7	878.00	t0118620	Jessica Lewis	1,099.00	rent	1,129.00	0.00	0.00	01/06/2016	04/05/2017		20.19

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 23

Rent Roll with Lease Charges

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Page 23

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						garbage	30.00						
						Total	1,159.00						
06-406	wva7	878.00	t0121725	Russell Clark	1,099.00	rent	1,170.00	500.00	0.00	06/04/2016	06/03/2017		26.51
						garbage	30.00						
						Total	1,200.00						
06-407	wvb10	1,280.00	t0101178	Jeffrey Kupski	1,338.00	rent	1,466.00	0.00	0.00	01/17/2014	07/16/2017		38.21
						garbage	30.00						
						Total	1,496.00						
06-408	wvb10	1,280.00	t1559516	David Daniels	1,338.00	rent	1,501.00	0.00	0.00	07/08/2016	07/07/2017		29.58
						garbage	30.00						
						Total	1,531.00						
06-409	wvb10	1,280.00	wv562654	John Simmons	1,338.00	rent	1,375.00	0.00	0.00	04/30/2010	12/29/2016		35.55
						garbage	30.00						
						Total	1,405.00						
06-410	wvb10	1,280.00	t0115955	Holly Barnhill	1,338.00	rent	1,465.00	0.00	0.00	08/08/2015	08/07/2017		40.37
						garbage	30.00						
						petrent	15.00						
						Total	1,510.00						
06-411	wvb13	1,442.00	t0273003	Andrew Hendrix	1,438.00	rent	1,465.00	500.00	0.00	11/25/2016	12/24/2017		0.00
						garbage	30.00						
						Total	1,495.00						
06-412	wvb14	1,448.00	t0266608	Tim Pfanner	1,443.00	rent	1,574.00	1,574.00	0.00	09/12/2016	09/11/2017		31.56
						garbage	30.00						
						Total	1,604.00						
07-101	wvb5	1,217.00	t1575976	Taylor Walker	1,348.00	rent	1,504.00	0.00	0.00	08/13/2016	08/12/2017		31.82
						garbage	30.00						
						Total	1,534.00						
07-102	wvb5	1,217.00	t1523520	Olisa Obi	1,348.00	rent	1,329.00	0.00	0.00	02/22/2016	05/21/2017		-1.69
						garbage	30.00						
						storage	25.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 24

Rent Roll with Lease Charges

Page 24

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	1,384.00						
07-103	wva1	735.00	VACANT	VACANT	1,049.00		0.00	0.00	0.00				0.00
						Total	0.00						
07-104	wva1	735.00	t0260000	Kathleen O Connell	1,049.00	rent	1,012.00	0.00	0.00	05/23/2016	08/22/2017		0.00
						garbage	30.00						
						petrent	15.00						
						Total	1,057.00						
07-105	wva1	735.00	t0117199	Brenda Gaugler	1,049.00	rent	1,075.00	500.00	0.00	09/19/2015	03/18/2018		24.72
						garbage	30.00						
						Total	1,105.00						
07-106	wva1	735.00	t0123463	Timothy Cole	1,049.00	rent	1,116.00	0.00	0.00	09/08/2016	09/07/2017		29.33
						garbage	30.00						
						Total	1,146.00						
07-107	wvb5	1,217.00	t0117269	Raihan Ahmed	1,348.00	rent	1,412.00	500.00	0.00	10/24/2015	10/23/2017		-24.28
						garbage	30.00						
						Total	1,442.00						
07-108	wvb5	1,217.00	t0110461	Marissa Guamo	1,348.00	rent	1,349.00	0.00	0.00	12/18/2014	06/17/2017		30.24
						garbage	30.00						
						Total	1,379.00						
07-201	wvb7	1,259.00	wv003364	Christina Dolan	1,403.00	rent	1,511.00	0.00	0.00	07/02/2012	10/01/2017		31.74
						garbage	30.00						
						storage	25.00						
						Total	1,566.00						
07-202	wvb8	1,261.00	t0109111	DeMario Williams	1,363.00	rent	1,315.00	0.00	0.00	08/28/2014	01/27/2017		47.66
						garbage	30.00						
						Total	1,345.00						
07-203	wva2	747.00	t1564717	Ashok Paswan	1,009.00	rent	1,055.00	0.00	0.00	05/22/2016	05/21/2017		36.63
						garbage	30.00						
						Total	1,085.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 25

Rent Roll with Lease Charges

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Page 25

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
07-204	wva2	747.00	wv002191	Tina Gebbia	1,049.00	rent	1,016.00	0.00	0.00	03/02/2012	03/01/2017		13.72
						storage	25.00						
						garbage	30.00						
						Total	1,071.00						
07-205	wva2	747.00	t0119363	Brandon Mitchell	1,009.00	rent	1,050.00	500.00	0.00	01/09/2016	04/08/2017		29.00
						garbage	30.00						
						Total	1,080.00						
07-206	wva2	747.00	wv570929	Dennis Milligan	1,009.00	rent	1,061.00	0.00	0.00	06/26/2010	12/25/2017		22.27
						garbage	30.00						
						storage	25.00						
						petrent	15.00						
						Total	1,131.00						
07-207	wvb8	1,261.00	VACANT	VACANT	1,363.00		0.00	0.00	0.00				0.00
						Total	0.00						
07-208	wvb8	1,261.00	t0123748	Madelyn Hoover	1,363.00	rent	1,458.00	0.00	0.00	10/01/2016	06/30/2017		32.23
						garbage	30.00						
						storage	15.00						
						petrent	15.00						
						Total	1,518.00						
07-301	wvb7	1,259.00	t0111042	Ashley Moore	1,413.00	rent	1,378.00	400.00	0.00	01/18/2015	07/17/2017		32.48
						garbage	30.00						
						petrent	15.00						
						Total	1,423.00						
07-302	wvb8	1,261.00	t0109754	Antonia Whitt	1,373.00	rent	1,286.00	0.00	0.00	10/03/2014	01/02/2017		42.88
						garbage	30.00						
						petrent	15.00						
						Total	1,331.00						
07-303	wva2	747.00	t0265625	Shaun Richards	1,019.00	rent	1,148.00	500.00	0.00	08/01/2016	07/30/2017		19.78
						garbage	30.00						
						Total	1,178.00						
07-304	wva2	747.00	t0250566	Thomsen Knudson	1,059.00	rent	989.00	0.00	0.00	01/09/2016	04/08/2017		34.56

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 26

Rent Roll with Lease Charges

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Page 26

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						garbage	30.00						
						Total	1,019.00						
07-305	wva2	747.00	t0110378	Leslie Thompson	1,059.00	rent	1,005.00	500.00	0.00	10/24/2014	01/23/2017		25.83
						garbage	30.00						
						Total	1,035.00						
07-306	wva2	747.00	t0273870	Jasmine Morgan	1,019.00	rent	914.00	0.00	0.00	12/01/2016	02/28/2018		0.00
						conc	-200.00						
						garbage	30.00						
						Total	744.00						
07-307	wvb8	1,261.00	wv567040	Kristen Evans	1,373.00	rent	1,283.00	0.00	0.00	07/21/2010	10/31/2017		30.73
						garbage	30.00						
						Total	1,313.00						
07-308	wvb8	1,261.00	t0123819	William Brennan	1,373.00	rent	1,423.00	1,423.00	0.00	09/27/2016	12/25/2017		39.78
						garbage	30.00						
						Total	1,453.00						
07-401	wvb13	1,442.00	t1519550	Tiarra Nero	1,428.00	rent	1,444.00	0.00	0.00	10/17/2015	01/16/2017	02/16/2017	35.63
						garbage	30.00						
						storage	25.00						
						Total	1,499.00						
07-402	wvb14	1,448.00	t1604386	Alex Rembert	1,393.00	rent	1,315.00	0.00	0.00	12/10/2016	12/09/2017		0.00
						garbage	30.00						
						Total	1,345.00						
07-403	wva7	878.00	t1517404	Shana Conyers	1,099.00	rent	1,079.00	0.00	0.00	10/21/2015	10/20/2017		26.92
						garbage	30.00						
						Total	1,109.00						
07-404	wva7	878.00	t0122187	Kelli Graham	1,139.00	rent	1,233.00	500.00	0.00	07/22/2016	07/21/2017		-63.13
						garbage	30.00						
						Total	1,263.00						
07-405	wva7	878.00	t0268178	Andrea Roberts	1,139.00	rent	1,216.00	0.00	0.00	09/08/2016	12/07/2017		58.82
						garbage	30.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 27

Rent Roll with Lease Charges

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Page 27

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	1,246.00						
07-406	wva7	878.00	t0117840	Mary Clark	1,099.00	rent	1,038.00	0.00	0.00	10/09/2015	01/08/2017	01/08/2017	38.04
						garbage	30.00						
						petrent	30.00						
						Total	1,098.00						
07-407	wvb8	1,261.00	t0264624	Courtney Jones	1,363.00	rent	1,610.00	500.00	0.00	08/20/2016	08/19/2017		31.98
						garbage	30.00						
						Total	1,640.00						
07-408	wvb8	1,261.00	t0252448	Amy Wages	1,363.00	rent	1,396.00	0.00	0.00	01/22/2016	04/21/2017		22.02
						garbage	30.00						
						Total	1,426.00						
08-101	wvb5	1,217.00	t1549753	Natalie Noel	1,463.00	rent	1,576.00	0.00	0.00	05/22/2016	06/21/2017		32.23
						garbage	30.00						
						Total	1,606.00						
08-102	wvb5	1,217.00	VACANT	VACANT	1,348.00		0.00	0.00	0.00				0.00
						Total	0.00						
08-103	wva1	735.00	t1603894	Adam Creed	1,089.00	rent	957.00	500.00	0.00	12/10/2016	12/09/2017		0.00
						garbage	30.00						
						Total	987.00						
08-104	wva1	735.00	t0251846	Jacquelyn DeLong	1,049.00	rent	988.00	0.00	0.00	01/08/2016	04/07/2017		20.75
						garbage	30.00						
						Total	1,018.00						
08-105	wva1	735.00	t0261271	DeLaney Moye	1,164.00	rent	1,145.00	0.00	0.00	05/25/2016	08/24/2017		22.35
						garbage	30.00						
						petrent	15.00						
						Total	1,190.00						
08-106	wva1	735.00	t1561167	Jordan Huxhold	1,049.00	rent	1,069.00	0.00	0.00	06/15/2016	06/14/2017		18.29
						garbage	30.00						
						petrent	15.00						
						Total	1,114.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 28

Rent Roll with Lease Charges

Page 28

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
08-107	wva1	735.00	wv633087	Latonia Barrett	1,089.00	rent	978.00	0.00	0.00	03/19/2011	09/18/2017		23.60
						garbage	30.00						
						storage	25.00						
						Total	1,033.00						
08-108	wva1	735.00	t0113513	Willie Lockett	1,049.00	rent	1,092.00	0.00	0.00	04/27/2015	07/26/2017		24.35
						garbage	30.00						
						Total	1,122.00						
08-109	wva1	735.00	t0124527	Brayden Johnson	1,089.00	rent	897.00	0.00	0.00	12/16/2016	01/15/2017		0.00
						garbage	30.00						
						conc	-200.00						
						empldisc	-185.40						
						Total	541.60						
08-110	wva1	735.00	t0100937	Dominique Stance	1,049.00	rent	1,046.00	0.00	0.00	02/24/2014	05/23/2017		27.88
						garbage	30.00						
						Total	1,076.00						
08-111	wve1	566.00	t0116459	Rachel Davis	1,019.00	rent	985.00	0.00	0.00	08/19/2015	11/18/2017		22.93
						garbage	30.00						
						petrent	15.00						
						Total	1,030.00						
08-112	wve1	566.00	t0274515	RONALD ROBINSON	929.00	rent	927.00	500.00	0.00	12/14/2016	07/14/2017		0.00
						garbage	30.00						
						Total	957.00						
08-113	wvb5	1,217.00	t0268321	Kelly Watson	1,388.00	rent	1,393.00	0.00	0.00	09/22/2016	10/21/2017		34.30
						garbage	30.00						
						Total	1,423.00						
08-114	wvb5	1,217.00	t0103141	Annette Branighan	1,348.00	rent	1,343.00	0.00	0.00	05/03/2014	11/02/2017		32.56
						garbage	30.00						
						petrent	30.00						
						Total	1,403.00						
08-201	wvb8	1,261.00	t0116252	Justina Nolan	1,403.00	rent	1,455.00	0.00	0.00	09/26/2015	09/25/2017		36.46

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 29

Rent Roll with Lease Charges

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Page 29

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						garbage	30.00						
						Total	1,485.00						
08-202	wvb8	1,261.00	t0253019	Brandon Matthews	1,363.00	rent	1,262.00	0.00	0.00	02/23/2016	05/22/2017		28.24
						garbage	30.00						
						Total	1,292.00						
08-203	wva2	747.00	t0112530	Kristina Gillick	1,049.00	rent	1,056.00	0.00	0.00	04/01/2015	06/30/2017		22.76
						garbage	30.00						
						storage	25.00						
						Total	1,111.00						
08-204	wva2	747.00	t0109667	Michael Esposito	1,009.00	rent	1,007.00	0.00	0.00	11/05/2014	11/04/2017		25.41
						garbage	30.00						
						Total	1,037.00						
08-205	wva2	747.00	t0121469	Grecia Esparza	1,049.00	rent	1,075.00	500.00	0.00	05/27/2016	05/26/2017		25.09
						garbage	30.00						
						Total	1,105.00						
08-206	wva2	747.00	t0115721	Allison Bohrer	1,009.00	rent	1,067.00	0.00	0.00	07/16/2015	09/15/2017		51.04
						garbage	30.00						
						petrent	15.00						
						Total	1,112.00						
08-207	wva2	747.00	t0117232	Kendra Mitchell	1,049.00	rent	1,020.00	0.00	0.00	10/17/2015	01/16/2017	01/16/2017	60.78
						garbage	30.00						
						Total	1,050.00						
08-208	wva2	747.00	t0113039	Mark Latronico	1,009.00	rent	1,086.00	500.00	0.00	04/03/2015	06/27/2017		27.32
						garbage	30.00						
						storage	25.00						
						Total	1,141.00						
08-209	wva2	747.00	t0119463	Laura Iwanicki	1,049.00	rent	1,057.00	0.00	0.00	01/14/2016	04/13/2017		28.82
						garbage	30.00						
						petrent	15.00						
						Total	1,102.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 30

Rent Roll with Lease Charges

Page 30

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
08-210	wva2	747.00	t1561632	Malia Fredrick	1,009.00	rent	1,007.00	0.00	0.00	05/12/2016	05/11/2017		12.58
						garbage	30.00						
						Total	1,037.00						
08-211	wve1	566.00	t1577302	Jeremy Villalobos	949.00	rent	1,001.00	500.00	0.00	09/08/2016	09/07/2017		24.18
						garbage	30.00						
						Total	1,031.00						
08-212	wve1	566.00	t0274814	Thomas Bridges	909.00	rent	959.00	499.99	0.00	12/17/2016	12/16/2017		0.00
						garbage	30.00						
						Total	989.00						
08-213	wvb8	1,261.00	t0263273	Emily Hebb	1,403.00	rent	1,601.00	0.00	0.00	06/23/2016	06/22/2017		25.83
						garbage	30.00						
						storage	15.00						
						Total	1,646.00						
08-214	wvb7	1,259.00	t1571994	Brendan Gilbert	1,363.00	rent	1,551.00	500.00	0.00	07/01/2016	07/31/2017		34.46
						garbage	30.00						
						Total	1,581.00						
08-301	wvb8	1,261.00	t0265564	Kelsey Tabor	1,413.00	rent	1,496.00	0.00	0.00	08/23/2016	08/22/2017		31.64
						garbage	30.00						
						Total	1,526.00						
08-302	wvb8	1,261.00	t0095484	Eileen Ortega	1,373.00	rent	1,396.00	0.00	0.00	05/17/2013	08/16/2017		33.97
						garbage	30.00						
						storage	15.00						
						Total	1,441.00						
08-303	wva2	747.00	t0120854	Kimberly Haddad	1,059.00	rent	1,101.00	0.00	0.00	09/23/2016	09/22/2017		24.10
						garbage	30.00						
						storage	25.00						
						Total	1,156.00						
08-304	wva2	747.00	t0118251	Jason Hazard	1,019.00	rent	936.00	500.00	0.00	12/04/2015	03/03/2017		0.00
						garbage	30.00						
						Total	966.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 31

Rent Roll with Lease Charges

Page 31

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
08-305	wva2	747.00	t0123914	Tanja Novakovic	1,059.00	rent	1,060.00	0.00	0.00	10/06/2016	11/04/2017		15.48
						garbage	30.00						
						Total	1,090.00						
08-306	wva2	747.00	t0111571	Sabrina Clark	1,019.00	rent	1,029.00	0.00	0.00	01/08/2015	07/07/2017		37.46
						garbage	30.00						
						Total	1,059.00						
08-307	wva2	747.00	wv002456	Chris Wiesenberger	1,059.00	rent	1,081.00	0.00	0.00	04/21/2012	02/20/2018		20.27
						garbage	30.00						
						storage	25.00						
						Total	1,136.00						
08-308	wva1	735.00	t0121258	Robert Foss	1,039.00	rent	999.00	0.00	0.00	04/16/2016	05/15/2017		22.28
						garbage	30.00						
						petrent	15.00						
						Total	1,044.00						
08-309	wva2	747.00	wv575786	Josh Jaggers	1,059.00	rent	1,089.00	0.00	0.00	08/13/2010	09/12/2017		28.33
						garbage	30.00						
						Total	1,119.00						
08-310	wva2	747.00	t0111712	Raven Briscoe	1,019.00	rent	1,028.00	0.00	0.00	02/01/2015	07/31/2017		30.21
						garbage	30.00						
						Total	1,058.00						
08-311	wve1	566.00	t0113915	Mary Katherine Lowry	959.00	rent	987.00	0.00	0.00	04/18/2015	07/17/2017		18.54
						garbage	30.00						
						Total	1,017.00						
08-312	wve1	566.00	t0115375	Darrah Graziano	919.00	rent	978.00	0.00	0.00	06/27/2015	09/26/2017		26.26
						garbage	30.00						
						Total	1,008.00						
08-313	wvb8	1,261.00	VACANT	VACANT	1,413.00		0.00	0.00	0.00				0.00
						Total	0.00						
08-314	wvb7	1,259.00	t0119494	Carl Gubanez	1,373.00	garbage	30.00	0.00	0.00	01/19/2016	02/18/2016		47.50
						mntcrent	-1,415.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 32

Rent Roll with Lease Charges

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Page 32

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						rent	1,385.00						
						Total	0.00						
08-401	wvb8	1,261.00	t0119404	Geoffrey Sexton	1,403.00	rent	1,414.00	500.00	0.00	02/24/2016	05/23/2017		23.44
						garbage	30.00						
						Total	1,444.00						
08-402	wvb8	1,261.00	t0123072	Terri Williams	1,363.00	rent	1,501.00	0.00	0.00	08/14/2016	08/13/2017		28.33
						garbage	30.00						
						Total	1,531.00						
08-403	wva7	878.00	t0247352	Austin Doolin	1,139.00	rent	1,215.00	0.00	0.00	09/25/2015	12/24/2017		25.83
						garbage	30.00						
						Total	1,245.00						
08-404	wva7	878.00	wv003114	Kelechi Ndubuizu	1,099.00	rent	1,271.00	0.00	0.00	06/22/2012	09/21/2017		20.60
						garbage	30.00						
						Total	1,301.00						
08-405	wva7	878.00	t0122414	Patrick Colson	1,139.00	rent	1,256.00	0.00	0.00	07/13/2016	08/12/2016	01/04/2017	24.92
						garbage	30.00						
						patrol	-643.00						
						Total	643.00						
08-406	wva7	878.00	t0123063	Colin Patterson	1,099.00	rent	1,215.00	500.00	0.00	09/16/2016	09/15/2017		44.18
						garbage	30.00						
						petrent	15.00						
						Total	1,260.00						
08-407	wva7	878.00	t0121252	Jeremiah Ellis	1,139.00	rent	1,224.00	0.00	0.00	05/07/2016	08/06/2017		28.90
						garbage	30.00						
						Total	1,254.00						
08-408	wva7	878.00	t0120119	Michelle Hartz	1,099.00	rent	1,283.00	500.00	0.00	02/20/2016	05/19/2017		40.12
						garbage	30.00						
						storage	25.00						
						petrent	30.00						
						Total	1,368.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 33

Rent Roll with Lease Charges

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Page 33

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
08-409	wva7	878.00	t0098143	Brian Weber	1,139.00	rent	1,247.00	0.00	0.00	09/21/2013	10/20/2016		24.35
						garbage	30.00						
						conc	-639.00						
						Total	638.00						
08-410	wva7	878.00	t0122526	Conor Mitch Nodzak	1,099.00	rent	1,221.00	500.00	0.00	08/27/2016	08/26/2017		37.79
						garbage	30.00						
						petrent	30.00						
						Total	1,281.00						
08-411	wve1	566.00	t0274312	Brandon Feldcher	949.00	rent	896.00	0.00	0.00	12/24/2016	03/23/2018		0.00
						garbage	30.00						
						Total	926.00						
08-412	wve1	566.00	t0094766	James Liles	909.00	rent	1,268.00	0.00	0.00	04/14/2013	04/13/2017		25.59
						garbage	30.00						
						Total	1,298.00						
08-413	wvb14	1,448.00	t0117758	William Collins	1,433.00	petrent	15.00	0.00	0.00	10/02/2015	01/01/2017		27.99
						rent	1,464.00						
						garbage	30.00						
						Total	1,509.00						
08-414	wvb13	1,442.00	t0123486	Morgan Flinchum	1,388.00	rent	1,447.00	0.00	0.00	09/27/2016	09/26/2017		27.75
						garbage	30.00						
						petrent	30.00						
						Total	1,507.00						
09-201	wvb11	1,300.00	t0269626	William Stasik	1,448.00	rent	1,623.00	500.00	0.00	11/16/2016	02/15/2018		0.00
						garbage	30.00						
						Total	1,653.00						
09-202	wvb11	1,300.00	t0123590	Brad Porter	1,433.00	rent	1,471.00	0.00	0.00	09/09/2016	12/08/2017		35.38
						garbage	30.00						
						petrent	15.00						
						garage	100.00						
						Total	1,616.00						
09-203	wvb11	1,300.00	t0109341	Joseph Webb	1,433.00	rent	1,552.00	0.00	0.00	09/05/2014	05/04/2017		22.27

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 34

Rent Roll with Lease Charges

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Page 34

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						garage	100.00						
						garbage	30.00						
						Total	1,682.00						
09-204	wvb11	1,300.00	t0254999	Jason Pugh	1,448.00	rent	1,374.00	0.00	0.00	03/08/2016	06/07/2017		46.75
						garbage	30.00						
						garage	100.00						
						Total	1,504.00						
Future Residents/Applicants													
01-101	wvb8	1,261.00	t0275165	Darcie Bernstein	1,393.00		0.00	0.00	0.00	12/28/2016	02/27/2018		0.00
						Total	0.00						
01-202	wvb8	1,261.00	t0273418	Candy Hambric	1,413.00		0.00	0.00	0.00	01/15/2017	04/14/2018		0.00
						Total	0.00						
01-305	wvb10	1,280.00	t0124585	Brenna Megan	1,358.00		0.00	0.00	0.00	01/08/2017	01/07/2018		0.00
						Total	0.00						
02-112	wvb5	1,217.00	t0274578	Edward Lewis	1,348.00		0.00	0.00	0.00	01/26/2017	01/25/2018		0.00
						Total	0.00						
02-206	wvb1	1,112.00	t0274179	Chelsea Castellanos	1,333.00		0.00	0.00	0.00	01/22/2017	01/21/2018		0.00
						Total	0.00						
04-208	wva5	834.00	t0273552	Michael Sturdivant	1,039.00		0.00	0.00	0.00	01/23/2017	01/22/2018		0.00
						Total	0.00						
04-308	wva5	834.00	t0274254	Jacob Husain	1,049.00		0.00	0.00	0.00	01/03/2017	07/02/2017		0.00
						Total	0.00						
07-207	wvb8	1,261.00	t0124642	Grady Gorman	1,363.00		0.00	0.00	0.00	01/02/2017	02/01/2018		0.00
						Total	0.00						
07-401	wvb13	1,442.00	t0271711	Catherine McClellan	1,428.00		0.00	0.00	0.00	02/23/2017	02/22/2018		0.00
						Total	0.00						
07-406	wva7	878.00	t1603709	Morgan Wallace	1,099.00		0.00	0.00	0.00	01/16/2017	04/15/2018		0.00
						Total	0.00						

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 35

Rent Roll with Lease Charges

Wesley Village 94511 (21062)
As Of = 12/28/2016
Month Year = 11/2016

Page 35

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
08-102	wvb5	1,217.00	t0274720	Brennen Law	1,348.00		0.00	0.00	0.00	12/27/2016	03/26/2018		0.00
						Total	0.00						
08-207	wva2	747.00	t0124252	Tim Nick	1,049.00		0.00	0.00	0.00	01/23/2017	01/14/2018		0.00
						Total	0.00						
08-405	wva7	878.00	t0274952	Madison Sears	1,139.00		0.00	0.00	0.00	01/11/2017	01/10/2018		0.00
						Total	0.00						
			Total	Wesley Village 94511(21062)	376,175.00		358,281.60	45,176.99	0.00				-1,090.25

Summary Groups	Square Footage	Market Rent	Actual Rent	Security Deposit	Other Deposits	# Of Units	% Unit Occupancy	% Sqft Occupied	Balance
Current/Notice/Vacant Residents	308,377.00	376,175.00	358,281.60	45,176.99	0.00	301.00	92.35	91.96	-1,090.25
Future Residents/Applicants	14,222.00	16,359.00	0.00	0.00	0.00	13.00			0.00
Occupied Units	283,597.00	346,658.00				278	92.35	91.96	
Total Non Rev Units	1,217.00	1,348.00				1	0.33	0.42	
Total Vacant Units	23,563.00	28,169.00				22	7.30	7.67	
Totals:	308,377.00	376,175.00	358,281.60	45,176.99	0.00	301	100.00	100.00	-1,090.25

Summary of Charges by Charge Code (Current/Notice Residents Only)

Charge Code	Amount
rent	350,994.00
garbage	8,280.00
storage	1,060.00
petrent	1,005.00
garage	425.00
conc	-1,239.00
empldisc	-185.40
mntcrent	-1,415.00
patrol	-643.00
Total	358,281.60

Wednesday, December 28, 2016
07:47 AM

{00847420.10 46276-000125 }    J - 36

EXHIBIT “K”
Intentionally Blank

{00847420.10 46276-000125 }    K - 1

EXHIBIT “L”
CERTIFICATE AS TO TITLE
Title Affidavit & Indemnity
dated as of _____________________

Certifications:

This Certificate as to Title is given with reference to that certain preliminary title report or title commitment dated as of __________________, 2016 under Case No. _______________ (such report or commitment being referred to herein as the “Commitment”), and issued by Madison Title Agency, LLC as agent for ___________________ (“Title Insurer”). The undersigned certifies the following to Title Insurer as to the above-referenced premises (the “Premises”) but only as to the period between __________________, and the date hereof (subject to any exceptions expressly noted below):
Mechanics Liens:

A. All labor, services or materials rendered or furnished in connection with the Premises or with the construction or repair of any building or improvements on the Premises contracted for or requested by the undersigned have been completed and paid for in full, with the possible exception of routine repairs and/or maintenance which have been or will be duly paid in the ordinary course of business; and

B. To the actual knowledge of the undersigned, all other labor, services or materials rendered or furnished in connection with the Premises or with the construction or repair of any building or improvements on the Premises have been completed and paid for in full.

Exceptions to any of the foregoing: None.
Tenants/Parties in Possession: Except as shown in the Commitment (with respect to tenancies or other parties with interests of record), there are no tenants or other parties who are in possession or have the right to be in possession of said Premises, other than those tenants identified on the lease chart annexed hereto, which tenants have rights as tenants only and do not have an option to purchase all or part of the Premises or right of first refusal affecting all or part of the Premises.

Options To Purchase or Rights of First Refusal: But for the instant transaction, the undersigned has not entered into any unrecorded sale contracts, deeds, mortgages, or purchase options or rights of first refusal affecting the Premises or improvements thereon, which are presently in effect and will survive the transfer of the Premises in connection with the instant transaction, except as set forth in the Commitment.

Covenants & Restrictions: To the actual knowledge of the undersigned, (a) the undersigned has received no notice of past or present violations of any effective covenants, conditions or restrictions set forth in the Commitment (the “CC&Rs”) which remain uncured, and (b) any charge or assessment provided for in any of the CC&Rs has been or will be duly paid.
Exceptions to any of the foregoing: None.
Bankruptcy: No proceedings in bankruptcy or receivership have been instituted by or against the undersigned (or its constituent entities) which are now pending, nor has the undersigned (or its constituent entities) made any assignment for the benefit of creditors which is in effect as to said Premises.
Exceptions to any of the foregoing: None.
Gap Indemnification:
Between the date hereof and the date of recording of the insured conveyance but in no event later than five (5) business days from the date of Title Insurer’s receipt of the insured conveyance in final form (hereinafter, the “Gap Period”), the undersigned has not taken or allowed and will not voluntarily take or allow any action to encumber the Premises in the Gap Period.

Further Assurances:

{00847420.10 46276-000125 }    L - 1

The undersigned hereby undertakes and agrees to fully cooperate with Title Insurer in correcting any errors in the execution and acknowledgment of the insured conveyance.

Counterparts:
This document may be executed in counterparts.

Inducement and Indemnification:
The undersigned provides this document to induce Title Insurer to insure title to said Premises well knowing that it will do so only in complete reliance upon the matters asserted hereinabove and further, will indemnify and hold Title Insurer harmless against any loss or damage sustained as a result of any inaccuracy in the matters asserted hereinabove.

Knowledge/Survival:
Any statement “to the actual knowledge of the undersigned” (or similar phrase) shall mean that the undersigned have no knowledge that such statement is untrue (and, for this purpose, the undersigned’s knowledge shall mean the present actual knowledge [excluding constructive or imputed knowledge] of the below individual signer [“Knowledge Individual”]), but such Knowledge Individual shall not have any liability in connection herewith. Notwithstanding anything to the contrary herein, (1) any cause of action for a breach of this document shall survive until six (6) months after the date hereof, at which time the provisions hereof (and any cause of action resulting from any breach not then in litigation in the jurisdiction where the Premises are situated) shall terminate; and (2) to the extent Title Insurer shall have knowledge as of the date hereof that any of the statements contained herein is false or inaccurate, then the undersigned shall have no liability with respect to the same.

Owner:

KBS LEGACY PARTNERS WESLEY LP, a Delaware limited partnership

By:	KBS LEGACY PARTNERS WESLEY GP LLC, a Delaware limited liability company, its General Partner

By:	KBS Legacy Partners Properties LLC, a Delaware limited liability company, its sole member

By:	KBS Legacy Partners Limited Partnership, a Delaware limited partnership, its sole member

By:	KBS Legacy Partners Apartment REIT, Inc., a Maryland corporation, its sole general partner

By:_______________________________
Name:________________________
Title:_________________________

{00847420.10 46276-000125 }    L - 2

KBS LEGACY PARTNERS WESLEY LAND LLC, a Delaware limited liability company

By:	KBS Legacy Partners Properties LLC, a Delaware limited liability company, its sole member

By:	KBS Legacy Partners Limited Partnership, a Delaware limited partnership, its sole member

By:	KBS Legacy Partners Apartment REIT, Inc., a Maryland corporation, its sole general partner

By:_______________________________
Name:________________________
Title:_________________________

[ATTACH CURRENT RENT ROLL]

{00847420.10 46276-000125 }    L - 3

EXHIBIT “M”

PROPERTY MATERIALS

1.	All materials regarding the Infrastructure Reimbursement Agreement dated August 20, 2008

2.	All Environmental Site Assessment Reports and all materials regarding the submission of the Property to the Brownfields program

3.	Existing Title Policy

4.	As Built Survey

5.	As Built Plans and Specs
i.    Architectural
ii.    Civil
iii.    Structural
iv.    MEP
v.    Landscape Architect
vi.    Interior Design
vii.    Fire Protection

6.	Geotech/Soils Reports

7.	Subcontractor, Supplier and Manufacturer Warranties still in force, if any

8.	Certificates of Occupancy

9.	Property Tax Bills for 2014, 2015 and 2016

10.	Insurance Loss Run for past year for property and liability coverage

11.	Listing of Personal Property Inventory
i.    Fitness Center
ii.    Maintenance Equipment
iii.    Model Furnishings and accessories
iv.    Office Furnishings and accessories
v.    Pool Furniture

12.	Site Plan and Floor Plans

13.	Professional Photos

14.	Leasing brochure and marketing collateral

{00847420.10 46276-000125 }    M - 1

15.	Operating Licenses and Permits

16.	Property Management Staff Roster, including salaries

17.	Property phone numbers

18.	Historical Operating Statement for trailing 12 months of Operations — 2013, 2014, 2015, 2016

19.	Weekly Asset Management Reports(WAMR) commencing 1/31/16

20.	Seller's form of Residential Lease Agreement, related Addenda and access to lease files at the property.

21.	Rent Roll showing all charges/income/deposit detail

22.	Accounts Receivable Aging/Delinquency Report

23.	Historical Cap Ex individually in excess of $5,000 for 2014, 2015, 2016

24.	Current Rental Pricing and specials

25.	Lease Expiration Report

26.	Market Rental Survey

27.	Rental qualification criteria

28.	A list of all service contracts with third parties to provide services for the Property and copies of such contracts

29.	Copy of utility bills for 2016

30.	Telcom Agreement

31.	Rentable Items Directory

32.	Resident Directory — Lease From Dates

33.	Work Order Listings

34.	Concession Matrix

35.	Resident demographic profile

36.	Corporate Unit Agreements, if any

37.	Resident Lease files and Work Order files are maintained at the Property and will be accessible to Buyer reps at the Property.

{00847420.10 46276-000125 }    M - 2

EXHIBIT N
LIST OF LICENSES
None

{00847420.10 46276-000125 }    N - 1